UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

# 2021 ANNUAL REPORT

## December 31, 2021

AHL MANAGED FUTURES STRATEGY FUND

AHL TARGETRISK FUND

AHL TARGETRISK CORE FUND

AHL 1221

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. The Fund’s investments in high-yield or junk-rated securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In a period of sustained deflation, inflation index-linked securities may not pay any income and may suffer a loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK CORE FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2021

Additional Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Alternative Investments Market Overview

December 31, 2021 (Unaudited)

Mass vaccinations, eased restrictions, reopened borders and additional waves of school, business and country closures: 2021 was dominated by the COVID-19 pandemic as variants swept around the globe.

After a shaky start in some places, vaccine rollouts in the developed world were, by and large, a success, and helped curb hospitalizations and deaths. As 2021 progressed, lockdowns came to an end and many travel restrictions for land, sea and air were eased, delighting a beleaguered travel industry. However, anti-vaccine movements in Europe and the U.S. grew stronger and, combined with the emergence of the omicron variant at the end of the year, may threaten global efforts to maintain low infection rates and hospitalizations.

On the geopolitical front, following U.S. President Joe Biden’s swift removal of American troops from Afghanistan, the Afghan government collapsed more quickly than American officials anticipated.

Despite the aforementioned weighty situations, investors struggled most with making sense of a rapidly rising inflation rate. Supply disruptions and high energy costs were significant factors driving price increases; for example, Brent crude oil started the year at $50 per barrel and reached $85 per barrel in October.

Central banks also pivoted from believing inflation is transitory to projecting the Federal Reserve would increase the U.S. federal funds rate three times during 2022 and making comments that inflation may be more persistent. The Bank of England was the first of the major central banks to pull the trigger, raising its rate for the first time in three years to 0.25%. Other central banks are considering similar measures.

This macro backdrop led to solid performance over the period as risk assets performed well overall despite some bumps along the way. For context, the Morningstar Systematic Trend Category returned 5.02% for the 12-month period. Additionally, the Morningstar Tactical Allocation Category returned 13.36% for the same period.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2021 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned 4.69% for the twelve months ended December 31, 2021.

Comparison of Change in Value of a $10,000 Investment for the period from 8/19/2014 through 12/31/2021

Total Returns for the Period Ended December 31, 2021

	Ticker	1 Year	3 Years	5 Years	Since Inception (8/19/2014)	Value of $10,000 8/19/2014- 12/31/2021
R5 Class (1,4)	AHLIX	5.12%	5.36%	4.75%	4.78%	$14,103
Y Class (1,4)	AHLYX	5.14%	5.31%	4.70%	4.70%	$14,028
Investor Class (1,4)	AHLPX	4.69%	4.98%	4.37%	4.38%	$13,713
A without Sales Charge (1,2,4)	AHLAX	4.88%	5.00%	4.37%	4.38%	$13,713
A with Sales Charge (1,2,4)	AHLAX	-1.11%	2.95%	3.14%	3.54%	$12,925
C without Sales Charge (1,2,4)	AHLCX	4.01%	4.20%	3.60%	3.60%	$12,979
C with Sales Charge (1,2,4)	AHLCX	3.01%	4.20%	3.60%	3.60%	$12,979

ICE BofA U.S. 3-Month Treasury Bill Index (3)		0.05%	0.99%	1.14%	0.83%	$10,626

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 and Investor Class of the Fund has been waived since Fund inception. A portion of the fees charged to the Y Class of the Fund was waived from Fund inception, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. A portion of the fees charged to the A and C Class of the Fund was waived from Fund inception, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2021 (Unaudited)

3.

ICE BofA 3-Month U.S. Treasury Bill Index is an index of U.S. Treasury securities maturing in less than 3 months that assumes reinvestment of all income and is intended to track the daily performance of 3-month U.S. Treasury bills. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.59%, 1.64%, 1.97%, 1.91%, and 2.65%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the period, two asset classes contributed positively while two asset classes detracted. The top contributing asset class was Commodities as energy broadly rallied during the first three quarters. Within Commodities, the top performers were the long positions the Fund held most of the year in Natural Gas and Aluminum. The Equities asset class within the Fund also contributed positively to performance during the year due to its long positions in the S&P 500 and S&P TSX60 indices.

The two asset classes that detracted from performance during the period were Currencies and Fixed-Income. The largest detractors within Currencies were positions in the Brazilian real and Mexican peso. Within the Fixed-Income asset class, rising global yields hurt performance during the period with the Eurodollar and U.S. 2-Year Treasury Notes being the top detractors.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global equities, fixed-income, currency, and commodity futures markets; seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2021

Top Active Exposures By Asset Class
Commodities		% of VaR	*
Crude Oil	Long	3.86
Aluminium	Long	2.67
Copper	Long	2.67
Coffee	Long	2.37
Corn	Long	2.37

Currencies		% of VaR	*
JPY/USD	Short	6.23
EUR/USD	Short	5.34
AUD/USD	Short	3.56
CAD/USD	Short	2.67
MXN/USD	Long	2.37

Equities		% of VaR	*
S&P 500 Index	Long	3.56
Australian SPI 200 Index	Long	2.97
H-Shares Index	Short	2.97
Taiwan MSCI Index	Long	2.97
Hang-Seng Index	Short	2.67

Fixed-Income		% of VaR	*
Euro-BUXL	Long	0.89
Euribor	Long	0.59
U.S. Treasuries	Long	0.59
Australian Bonds	Long	0.30
Euro-BOBL	Short	0.30

Asset Class Exposure		% of VaR	*
Equities		36.20
Currencies		32.60
Commodities		27.60
Fixed-Income		3.60

Top 10 Exposures
JPY/USD	Short	6.20
EUR/USD	Short	5.30
Crude Oil	Long	3.90
AUD/USD	Short	3.60
S&P 500 Index	Long	3.60
Australian SPI 200 Index	Long	3.00
H-Shares Index	Short	3.00
Taiwan MSCI Index	Long	3.00
Aluminium	Long	2.70
CAD/USD	Short	2.70

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2021 (Unaudited)

The Investor Class of the American Beacon AHL TargetRisk Fund (the “Fund”) returned 13.43% for the twelve months ended December 31, 2021.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2018 through 12/31/2021

Total Returns for the Period Ended December 31, 2021

	Ticker	1 Year	3 Years	Since Inception (12/31/2018)	Value of $10,000 12/31/2018- 12/31/2021
R5 Class (1,3)	AHTIX	13.78%	15.18%	15.18%	$15,279
Y Class (1,3)	AHTYX	13.75%	15.12%	15.12%	$15,255
Investor Class (1,3)	AHTPX	13.43%	14.81%	14.81%	$15,134
A without Sales Charge (1,2,3)	AHTAX	13.56%	14.87%	14.87%	$15,157
A with Sales Charge (1,2,3)	AHTAX	7.06%	12.63%	12.63%	$14,286
C without Sales Charge (1,2,3)	AHACX	12.70%	14.12%	14.12%	$14,863
C with Sales Charge (1,2,3)	AHACX	11.70%	14.12%	14.12%	$14,863

60% MSCI World 100% Hedged to USD Index / 40% Bloomberg Global-Aggregate Total Return Index Value Hedged USD (4)		13.52%	14.98%	14.98%	$15,201
MSCI World 100% Hedged to USD Index (4)		24.38%	22.21%	22.21%	$18,253
Bloomberg Global-Aggregate Total Return Index Value Hedged USD (4)		-1.39%	4.06%	4.06%	$11,267

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2021 (Unaudited)

return reported in the financial highlights. A portion of the fees charged to the R5 Class of the Fund has been waived since Fund inception. A portion of the fees charged to the A, C, Y and Investor Class of the Fund was waived from Fund inception through 2020. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 12/31/2018 up to the 4/30/2019, inception date of the A and C Classes and returns of the A and C Classes since 4/30/2019, Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 12/31/2018.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.09%, 1.14%, 1.46%, 1.46%, and 2.21%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World 100% Index Hedged to U.S. Dollars (USD) and the Bloomberg Global-Aggregate Total Return Index Value Hedged USD in a 60%/40% proportion. The MSCI World 100% Index Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Global-Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith. One cannot directly invest in an index.

During the period, three asset classes contributed positively while only one asset class detracted from performance. The top contributing asset class was the Inflation bucket within the Fund which was driven by Commodities and U.S. Treasury Inflation-Protected Securities. The next top contributor during the period were Stocks, specifically the S&P 500 and Nasdaq 100 indices. Additionally, the Credit bucket within the Fund was also additive during the period with all markets posting positive returns. Lastly, Bonds were negative for the period with U.S. 10-Year Treasuries and German Bunds lagging significantly. The correlation and volatility overlays within the Fund remained inactive at the end of the period, while the momentum overlay on Bonds, Stocks, and Commodities reduced exposure slightly.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to maintain its targeted risk profile, by investing in a broad range of global equities, fixed-income, credit, and commodity markets; seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2021

Top Ten Exposures		% of VaR	*
BBG Commodity ex-Agriculturals Index		15.61
U.S. Treasuries		14.87
S&P 500 Index		5.95
U.K. Gilts		4.83
Tokyo Stock Exchange Index		4.83
Euro-BUND		4.46
NASDAQ 100 Index		3.72
Nikkei Index		3.72
Euro-STOXX		3.35
French Bonds		2.97

3-Year Risk Summary		Fund
Sharpe Ratio		1.75
Standard Deviation		8.11

Asset Class Exposure	Net (%)	% of VaR	*
Bonds	103.8	0.8
Credits	72.0	0.3
Inflation	46.7	0.7
Stock Indices	60.3	1.1

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk Core FundSM

Performance Overview

December 31, 2021 (Unaudited)

The Y Class of the American Beacon AHL TargetRisk Core Fund (the “Fund”) returned 6.75% for the twelve months ended December 31, 2021.

Comparison of Change in Value of a $100,000 Investment for the period from 12/16/2020 through 12/31/2021

	Ticker	1 Year	Since Inception (12/16/2020)	Value of $100,000 12/16/2020- 12/31/2021
R6 Class (1,3)	AHTRX	6.85%	7.08%	$107,383
Y Class (1,3)	AABYX	6.75%	6.99%	$107,283
A without Sales Charge (1,2,3)	AAHAX	6.46%	6.60%	$106,883
A with Sales Charge (1,2,3)	AAHAX	0.36%	0.71%	$100,738
C without Sales Charge (1,2,3)	AAECX	5.66%	5.84%	$106,083
C with Sales Charge (1,2,3)	AAECX	4.66%	5.84%	$106,083

60% MSCI World 100% Hedged to USD Index / 40% Bloomberg Global-Aggregate Total Return Index Value Hedged USD (4)		13.52%	14.00%	$114,658
Bloomberg Global-Aggregate Total Return Index Value Hedged USD (4)		-1.39%	-1.15%	$98,800
MSCI World 100% Hedged to USD Index (4)		24.38%	25.07%	$126,294

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

American Beacon AHL TargetRisk Core FundSM

Performance Overview

December 31, 2021 (Unaudited)

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 1.85%, 2.15%, 2.90%, and 1.75%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Core Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World 100% Index Hedged to U.S. Dollars (USD) and the Bloomberg Global-Aggregate Total Return Index Value Hedged USD in a 60%/40% proportion. The MSCI World 100% Index Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Global-Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith. One cannot directly invest in an index.

Stocks contributed positively to the performance during the period, while Bonds slightly detracted. The performance in Stocks was led by profits experienced in the S&P 500 Index as the benchmark hit a record of 70 all-time highs during the year while S&P TSX60 also contributed postively. The performance in Bonds was driven by losses in U.S. 10-Year Treasuries and U.K. 10-Year Gilts. There were some slight gains in longer duration U.S. and German Bunds but not enough to offset the negative performance. By the end of the period, the momentum overlay continued to slightly constrain both equity and bond exposure. The correlation and volatility overlays were quiet to end the year. However, looking at the entirety of the year, the Fund did see the correlation overlay utilized for most of first quarter and again for a brief time in late October. The momentum overlay saw some activity in Bonds in both the first and fourth quarters. Finally, the volatility overlay engaged in Stocks at various points across the first, second and fourth quarters.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to maintain its targeted risk profile, by investing in a broad range of global equities and fixed-income instruments while seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL TargetRisk Core FundSM

Performance Overview

December 31, 2021

Top Ten Exposures		% of VaR	*
U.S. Treasuries		18.2
S&P 500 Index		7.0
Tokyo Stock Exchange Index		7.0
Euro-BUND		4.8
Euro-STOXX		4.8
NASDAQ 100 Index		4.8
Nikkei Index		4.8
S&P TSX 60 Index		4.0
FTSE 100 Index		3.7
U.K Gilts		3.3

Asset Class Exposure	Net (%)	% of VaR	*
Bonds	143.1	1.2
Stock Indices	84.2	1.6

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon FundsSM

Expense Examples

December 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

December 31, 2021 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021-12/31/2021*
R5 Class
Actual	$1,000.00	$964.00	$7.62
Hypothetical**	$1,000.00	$1,017.44	$7.83
Y Class
Actual	$1,000.00	$963.70	$7.47
Hypothetical**	$1,000.00	$1,017.59	$7.68
Investor Class
Actual	$1,000.00	$963.00	$9.50
Hypothetical**	$1,000.00	$1,015.53	$9.75
A Class
Actual	$1,000.00	$963.10	$8.76
Hypothetical**	$1,000.00	$1,016.28	$9.00
C Class
Actual	$1,000.00	$959.70	$12.30
Hypothetical**	$1,000.00	$1,012.65	$12.63

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.51%, 1.92%, 1.77%, and 2.49% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon AHL TargetRisk Fund

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021-12/31/2021*
R5 Class
Actual	$1,000.00	$1070.60	$5.43
Hypothetical**	$1,000.00	$1,019.96	$5.30
Y Class
Actual	$1,000.00	$1070.20	$5.53
Hypothetical**	$1,000.00	$1,019.86	$5.40
Investor Class
Actual	$1,000.00	$1067.70	$7.40
Hypothetical**	$1,000.00	$1,018.05	$7.22
A Class
Actual	$1,000.00	$1068.90	$6.78
Hypothetical**	$1,000.00	$1,018.65	$6.61
C Class
Actual	$1,000.00	$1064.90	$10.72
Hypothetical**	$1,000.00	$1,014.82	$10.46

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.04%, 1.06%, 1.42%, 1.30%, and 2.06% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Expense Examples

December 31, 2021 (Unaudited)

American Beacon AHL TargetRisk Core Fund

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021-12/31/2021*
Y Class
Actual	$1,000.00	$1,038.60	$5.60
Hypothetical**	$1,000.00	$1,019.71	$5.55
A Class
Actual	$1,000.00	$1,035.70	$7.13
Hypothetical**	$1,000.00	$1,018.20	$7.07
C Class
Actual	$1,000.00	$1,032.90	$10.97
Hypothetical**	$1,000.00	$1,014.42	$10.87
R6 Class
Actual	$1,000.00	$1,038.50	$5.09
Hypothetical**	$1,000.00	$1,020.22	$5.04

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.39%, 2.14%, and 0.99% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund, and American Beacon AHL TargetRisk Core Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon AHL Managed Futures Strategy Fund (consolidated), American Beacon AHL TargetRisk Fund (consolidated), and American Beacon AHL TargetRisk Core Fund (collectively referred to as the “Funds”), (three of the funds constituting American Beacon Funds (the “Trust”)), including the (consolidated) schedules of investments, as of December 31, 2021, and the related (consolidated) statements of operations, changes in net assets, and financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the (consolidated) financial position of each of the Funds (three of the funds constituting American Beacon Funds) at December 31, 2021, and the (consolidated) results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights

American Beacon AHL Managed Futures Strategy Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Beacon AHL TargetRisk Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021 and for the day of December 31, 2018 (commencement of operations)

American Beacon AHL TargetRisk Core Fund	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from December 16, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2022

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 83.00%

U.S. Treasury Obligations - 83.00%
U.S. Treasury Bills,
0.045%, Due 1/13/2022	$50,000,000	$49,999,791
0.047%, Due 1/20/2022	50,000,000	49,999,705
0.025%, Due 1/27/2022	50,000,000	49,999,083
0.048%, Due 2/3/2022A	95,000,000	94,997,546
0.043%, Due 2/10/2022	50,000,000	49,998,285
0.044%, Due 2/17/2022A	95,000,000	94,996,437
0.096%, Due 2/24/2022A	95,000,000	94,996,227
0.046%, Due 3/3/2022A	95,000,000	94,992,604
0.032%, Due 3/10/2022	100,000,000	99,992,208
0.056%, Due 3/24/2022	100,000,000	99,987,556
0.056%, Due 4/7/2022	100,000,000	99,980,939
0.051%, Due 4/14/2022	85,000,000	84,982,114
0.105%, Due 4/21/2022A	135,000,000	134,970,131
0.061%, Due 4/28/2022A	100,000,000	99,975,642
0.079%, Due 5/5/2022	50,000,000	49,986,656
0.051%, Due 5/12/2022A	100,000,000	99,967,750
0.150%, Due 5/19/2022A	140,000,000	139,948,301
0.153%, Due 5/26/2022A	100,000,000	99,962,662
0.104%, Due 6/2/2022	50,000,000	49,977,865
0.112%, Due 6/9/2022A	140,000,000	139,932,839

Total Short-Term Investments (Cost $1,779,687,396)		1,779,644,341

TOTAL INVESTMENTS - 83.00% (Cost $1,779,687,396)		1,779,644,341
OTHER ASSETS, NET OF LIABILITIES - 17.00%		364,632,375

TOTAL NET ASSETS - 100.00%		$2,144,276,716

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

Long Futures Contracts Open on December 31, 2021:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Brent CrudeA	341	January 2022	$25,702,623	$26,522,980	$820,357
CoffeeA	316	March 2022	24,819,841	26,792,850	1,973,009
CornA	1,749	March 2022	51,338,831	51,879,712	540,881
Gasoline RBOBA	306	January 2022	27,593,447	28,590,559	997,112
Gold 100ozA	336	February 2022	61,380,235	61,440,960	60,725
Henry Hub Natural GasA	72	March 2022	641,920	631,260	(10,660)
Henry Hub Natural GasA	72	April 2022	641,920	634,500	(7,420)
Henry Hub Natural GasA	72	May 2022	641,920	644,220	2,300
Henry Hub Natural GasA	72	June 2022	641,920	654,840	12,920
Henry Hub Natural GasA	72	July 2022	641,920	658,260	16,340
Henry Hub Natural GasA	72	August 2022	641,920	656,100	14,180
Henry Hub Natural GasA	72	September 2022	641,920	661,680	19,760
Henry Hub Natural GasA	104	October 2022	1,099,490	984,360	(115,130)
Henry Hub Natural GasA	104	November 2022	1,099,490	1,035,580	(63,910)
Henry Hub Natural GasA	104	December 2022	1,099,490	1,063,400	(36,090)
Henry Hub Natural GasA	104	January 2023	1,099,490	1,034,800	(64,690)
Henry Hub Natural GasA	104	February 2023	1,099,490	958,360	(141,130)
Kansas City Hard Red Winter WheatA	502	March 2022	21,874,397	20,117,650	(1,756,747)
LME CopperA	195	January 2022	48,171,438	47,519,062	(652,376)
LME CopperA	16	February 2022	3,904,560	3,895,800	(8,760)
LME CopperA	48	March 2022	11,603,469	11,677,800	74,331
LME CopperA	208	March 2022	23,081,045	23,210,200	129,155

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Commodity Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
LME LeadA	314	January 2022	$18,589,746	$18,272,837	$(316,909)
LME LeadA	110	February 2022	6,462,831	6,378,625	(84,206)
LME NickelA	90	January 2022	10,735,539	11,271,690	536,151
LME NickelA	75	February 2022	8,952,882	9,375,075	422,193
LME NickelA	34	March 2022	4,181,839	4,241,874	60,035
LME Primary AluminiumA	99	January 2022	7,449,283	6,937,425	(511,858)
LME Primary AluminiumA	70	February 2022	4,595,603	4,908,750	313,147
LME Primary AluminiumA	505	March 2022	34,330,190	35,451,000	1,120,810
LME ZincA	88	January 2022	7,240,255	7,876,000	635,745
LME ZincA	99	February 2022	8,157,034	8,817,188	660,154
LME ZincA	137	March 2022	11,852,656	12,151,900	299,244
Low Sulphur GasoilA	142	January 2022	8,662,554	9,471,400	808,846
Low Sulphur GasoilA	131	February 2022	8,732,008	8,727,875	(4,133)
NY Harbor ULSDA	201	January 2022	19,133,516	19,630,183	496,667
SoybeanA	210	March 2022	14,189,050	14,062,125	(126,925)
Sugar #11 WorldA	715	February 2022	16,124,660	15,119,104	(1,005,556)
WTI CrudeA	363	January 2022	26,728,518	27,301,230	572,712

			$525,578,940	$531,259,214	$5,680,274

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mexican Peso	4,381	March 2022	$104,517,806	$105,713,530	$1,195,724
Swiss Franc Currency	149	March 2022	20,394,875	20,472,600	77,725
U.S. Dollar Index	2,346	March 2022	225,448,563	224,261,178	(1,187,385)

			$350,361,244	$350,447,308	$86,064

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	147	January 2022	$26,330,695	$26,700,191	$369,496
CAC40 Index	508	January 2022	40,326,856	41,312,098	985,242
DAX Index	62	March 2022	27,993,449	27,980,677	(12,772)
Euro Stoxx 50 Index	1,244	March 2022	59,588,651	60,723,585	1,134,934
FTSE 100 Index	993	March 2022	96,521,290	98,440,061	1,918,771
FTSE Taiwan Index	1,545	January 2022	98,135,219	99,096,300	961,081
FTSE/JSE Top 40 Index	1,909	March 2022	78,179,973	80,255,869	2,075,896
FTSE/MIB Index	366	March 2022	55,698,476	56,769,962	1,071,486
KOSPI 200 Index	1,132	March 2022	94,002,137	93,857,203	(144,934)
MSCI EAFE Index	325	March 2022	37,852,127	37,729,250	(122,877)
NASDAQ 100 E-Mini	212	March 2022	69,351,444	69,199,980	(151,464)
Nikkei 225 (SGX)	38	March 2022	4,770,376	4,750,413	(19,963)
OMXS30 Index	1,713	January 2022	44,853,604	45,861,925	1,008,321
S&P 500 E-Mini Index	572	March 2022	134,941,681	136,093,100	1,151,419
S&P/TSX 60 Index	320	March 2022	63,995,170	64,806,989	811,819
SPI 200	1,256	March 2022	165,918,932	167,842,727	1,923,795
TOPIX Index	68	March 2022	11,805,310	11,775,711	(29,599)

			$1,110,265,390	$1,123,196,041	$12,930,651

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor	3,506	December 2022	$1,001,687,502	$1,001,038,283	$(649,219)
Australian 10-Year Bond	212	March 2022	21,621,426	21,465,252	(156,174)
Euro-Buxl 30-Year Bond	152	March 2022	37,533,311	35,776,759	(1,756,552)
Euro-Schatz	2,218	March 2022	283,336,378	282,897,277	(439,101)
Japanese 10-Year Government Bond	98	March 2022	129,467,948	129,147,353	(320,595)
U.S. Long Bond	314	March 2022	49,999,244	50,377,375	378,131
U.S. Ultra Bond	117	March 2022	22,687,031	23,063,625	376,594

			$1,546,332,840	$1,543,765,924	$(2,566,916)

Short Futures Contracts Open on December 31, 2021:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CocoaA	271	March 2022	$(6,430,037)	$(6,829,200)	$(399,163)
LME CopperA	120	January 2022	(28,410,785)	(29,242,500)	(831,715)
LME LeadA	246	January 2022	(13,827,690)	(14,315,663)	(487,973)
LME NickelA	40	January 2022	(4,663,280)	(5,009,640)	(346,360)
LME Primary AluminiumA	6	January 2022	(422,390)	(420,450)	1,940
LME ZincA	6	January 2022	(518,736)	(537,000)	(18,264)
Natural GasA	265	January 2022	(10,064,589)	(9,884,500)	180,089
SilverA	361	March 2022	(40,076,426)	(42,150,360)	(2,073,934)

			$(104,413,933)	$(108,389,313)	$(3,975,380)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Austrailian Dollar Currency	2,786	March 2022	$(196,001,170)	$(202,765,080)	$(6,763,910)
British Pound Currency	1,714	March 2022	(141,959,662)	(144,950,838)	(2,991,176)
Canadian Dollar Currency	2,473	March 2022	(193,465,568)	(195,490,650)	(2,025,082)
Euro Currency	3,902	March 2022	(552,391,072)	(556,156,938)	(3,765,866)
Japanese Yen Currency	5,009	March 2022	(549,704,037)	(544,603,525)	5,100,512
New Zealand Dollar Currency	1,273	March 2022	(85,896,615)	(87,117,755)	(1,221,140)

			$(1,719,418,124)	$(1,731,084,786)	$(11,666,662)

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Hang Seng China Enterprises Index	1,075	January 2022	$(56,607,665)	$(56,986,008)	$(378,343)
Hang Seng Index	413	January 2022	(61,653,401)	(62,104,526)	(451,125)
MSCI Emerging Markets Index	295	March 2022	(17,894,464)	(18,087,925)	(193,461)
Russell 2000 E-Mini Index	8	March 2022	(849,099)	(897,120)	(48,021)

			$(137,004,629)	$(138,075,579)	$(1,070,950)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor	946	September 2023	$(269,436,298)	$(269,255,160)	$181,138
3-Month Euro Euribor	1,729	June 2024	(491,558,934)	(491,279,862)	279,072
3-Month SOFR	543	June 2023	(134,391,728)	(134,399,287)	(7,559)
3-Month SOFR	701	March 2024	(172,849,267)	(172,919,175)	(69,908)
3-Month SOFR	780	December 2024	(192,154,580)	(192,240,750)	(86,170)
3-Month Sonia	1,085	March 2023	(363,418,235)	(362,836,408)	581,827

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Interest Rate Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Sonia	1,427	December 2023	$ (477,908,979)	$(476,553,232)	$1,355,747
Euro-Bobl	443	March 2022	(67,280,552)	(67,200,304)	80,248
Euro-Bund	263	March 2022	(51,485,802)	(51,312,530)	173,272
Long GILT	75	March 2022	(12,665,218)	(12,679,379)	(14,161)
U.S. Treasury 10-Year Note	595	March 2022	(77,573,973)	(77,628,906)	(54,933)
U.S. Treasury 2-Year Note	313	March 2022	(68,260,660)	(68,287,797)	(27,137)
U.S. Treasury 5-Year Note	827	March 2022	(99,959,203)	(100,047,618)	(88,415)

			$(2,478,943,429)	$(2,476,640,408)	$2,303,021

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

Forward Foreign Currency Contracts Open on December 31, 2021:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
INR	503,725	USD	494,814	1/18/2022	CBK	$8,911	$-	$8,911
INR	537,307	USD	527,795	1/18/2022	CBK	9,512	-	9,512
INR	604,470	USD	593,777	1/18/2022	CBK	10,693	-	10,693
INR	638,052	USD	627,054	1/18/2022	CBK	10,998	-	10,998
INR	638,052	USD	626,723	1/18/2022	CBK	11,329	-	11,329
INR	772,379	USD	758,670	1/18/2022	CBK	13,709	-	13,709
INR	1,041,032	USD	1,023,147	1/18/2022	CBK	17,885	-	17,885
INR	1,712,666	USD	1,690,354	1/18/2022	CBK	22,312	-	22,312
INR	2,082,065	USD	2,045,368	1/18/2022	CBK	36,697	-	36,697
INR	2,082,065	USD	2,045,341	1/18/2022	CBK	36,724	-	36,724
INR	3,089,515	USD	3,033,536	1/18/2022	CBK	55,979	-	55,979
INR	3,123,097	USD	3,068,497	1/18/2022	CBK	54,600	-	54,600
INR	5,238,743	USD	5,156,820	1/18/2022	CBK	81,923	-	81,923
INR	5,977,540	USD	5,899,275	1/18/2022	CBK	78,265	-	78,265
INR	6,649,174	USD	6,554,598	1/18/2022	CBK	94,576	-	94,576
INR	6,716,337	USD	6,626,764	1/18/2022	CBK	89,573	-	89,573
INR	7,589,461	USD	7,505,114	1/18/2022	CBK	84,347	-	84,347
INR	8,764,820	USD	8,668,050	1/18/2022	CBK	96,770	-	96,770
INR	54,771,731	USD	54,018,070	1/18/2022	CBK	753,661	-	753,661
USD	9,393,262	INR	9,604,362	1/18/2022	CBK	-	(211,100)	(211,100)
USD	7,025,682	INR	7,186,481	1/18/2022	CBK	-	(160,799)	(160,799)
USD	6,814,828	INR	6,984,991	1/18/2022	CBK	-	(170,163)	(170,163)
USD	6,583,559	INR	6,749,919	1/18/2022	CBK	-	(166,360)	(166,360)
USD	6,567,496	INR	6,749,919	1/18/2022	CBK	-	(182,423)	(182,423)
USD	5,891,584	INR	6,011,122	1/18/2022	CBK	-	(119,538)	(119,538)
USD	5,653,141	INR	5,809,632	1/18/2022	CBK	-	(156,491)	(156,491)
USD	4,091,696	INR	4,197,711	1/18/2022	CBK	-	(106,015)	(106,015)
USD	3,974,575	INR	4,063,384	1/18/2022	CBK	-	(88,809)	(88,809)
USD	3,318,308	INR	3,391,750	1/18/2022	CBK	-	(73,442)	(73,442)
USD	3,199,410	INR	3,257,424	1/18/2022	CBK	-	(58,014)	(58,014)
USD	3,093,678	INR	3,179,066	1/18/2022	CBK	-	(85,388)	(85,388)
USD	3,049,890	INR	3,134,291	1/18/2022	CBK	-	(84,401)	(84,401)
USD	2,836,856	INR	2,888,025	1/18/2022	CBK	-	(51,169)	(51,169)
USD	2,511,042	INR	2,552,208	1/18/2022	CBK	-	(41,166)	(41,166)
USD	2,448,720	INR	2,496,239	1/18/2022	CBK	-	(47,519)	(47,519)
USD	2,396,590	INR	2,445,673	1/18/2022	CBK	-	(49,083)	(49,083)
USD	2,216,168	INR	2,256,689	1/18/2022	CBK	-	(40,521)	(40,521)
USD	2,208,845	INR	2,249,973	1/18/2022	CBK	-	(41,128)	(41,128)
USD	2,079,713	INR	2,115,646	1/18/2022	CBK	-	(35,933)	(35,933)
USD	1,997,982	INR	2,048,483	1/18/2022	CBK	-	(50,501)	(50,501)
USD	1,979,756	INR	2,014,901	1/18/2022	CBK	-	(35,145)	(35,145)
USD	1,965,929	INR	2,014,901	1/18/2022	CBK	-	(48,972)	(48,972)
USD	1,962,143	INR	2,001,005	1/18/2022	CBK	-	(38,862)	(38,862)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,962,117	INR	2,001,005	1/18/2022	CBK	$-	$(38,888)	$(38,888)
USD	1,635,787	INR	1,679,084	1/18/2022	CBK	-	(43,297)	(43,297)
USD	1,609,132	INR	1,645,503	1/18/2022	CBK	-	(36,371)	(36,371)
USD	1,450,702	INR	1,477,594	1/18/2022	CBK	-	(26,892)	(26,892)
USD	1,277,613	INR	1,309,686	1/18/2022	CBK	-	(32,073)	(32,073)
USD	915,565	INR	940,287	1/18/2022	CBK	-	(24,722)	(24,722)
USD	883,459	INR	906,706	1/18/2022	CBK	-	(23,247)	(23,247)
USD	825,059	INR	839,542	1/18/2022	CBK	-	(14,483)	(14,483)
USD	823,832	INR	839,542	1/18/2022	CBK	-	(15,710)	(15,710)
USD	785,598	INR	805,960	1/18/2022	CBK	-	(20,362)	(20,362)
USD	757,077	INR	772,379	1/18/2022	CBK	-	(15,302)	(15,302)
USD	756,998	INR	772,379	1/18/2022	CBK	-	(15,381)	(15,381)
USD	724,256	INR	738,797	1/18/2022	CBK	-	(14,541)	(14,541)
USD	658,358	INR	671,634	1/18/2022	CBK	-	(13,276)	(13,276)
USD	560,154	INR	570,889	1/18/2022	CBK	-	(10,735)	(10,735)
USD	395,350	INR	402,980	1/18/2022	CBK	-	(7,630)	(7,630)
USD	318,498	INR	324,623	1/18/2022	CBK	-	(6,125)	(6,125)
USD	230,354	INR	235,072	1/18/2022	CBK	-	(4,718)	(4,718)
USD	164,057	INR	167,908	1/18/2022	CBK	-	(3,851)	(3,851)
USD	26,382	INR	26,865	1/18/2022	CBK	-	(483)	(483)
USD	16,715,366	AUD	16,820,230	1/20/2022	CBK	-	(104,864)	(104,864)
TWD	722,863	USD	726,435	1/25/2022	CBK	-	(3,572)	(3,572)
TWD	903,579	USD	904,323	1/25/2022	CBK	-	(744)	(744)
TWD	903,579	USD	905,600	1/25/2022	CBK	-	(2,021)	(2,021)
TWD	993,937	USD	994,252	1/25/2022	CBK	-	(315)	(315)
TWD	993,937	USD	995,656	1/25/2022	CBK	-	(1,719)	(1,719)
TWD	993,937	USD	995,295	1/25/2022	CBK	-	(1,358)	(1,358)
TWD	993,937	USD	998,338	1/25/2022	CBK	-	(4,401)	(4,401)
TWD	1,174,652	USD	1,179,848	1/25/2022	CBK	-	(5,196)	(5,196)
TWD	1,355,368	USD	1,361,700	1/25/2022	CBK	-	(6,332)	(6,332)
TWD	1,445,726	USD	1,452,960	1/25/2022	CBK	-	(7,234)	(7,234)
TWD	1,626,442	USD	1,630,004	1/25/2022	CBK	-	(3,562)	(3,562)
TWD	1,716,800	USD	1,719,520	1/25/2022	CBK	-	(2,720)	(2,720)
TWD	1,807,158	USD	1,816,043	1/25/2022	CBK	-	(8,885)	(8,885)
TWD	2,349,305	USD	2,359,047	1/25/2022	CBK	-	(9,742)	(9,742)
TWD	2,891,452	USD	2,903,706	1/25/2022	CBK	-	(12,254)	(12,254)
TWD	3,343,241	USD	3,352,712	1/25/2022	CBK	-	(9,471)	(9,471)
TWD	3,433,599	USD	3,449,565	1/25/2022	CBK	-	(15,966)	(15,966)
TWD	3,523,957	USD	3,541,325	1/25/2022	CBK	-	(17,368)	(17,368)
TWD	4,517,894	USD	4,539,271	1/25/2022	CBK	-	(21,377)	(21,377)
USD	14,282,409	TWD	14,276,545	1/25/2022	CBK	5,864	-	5,864
USD	2,702,118	TWD	2,710,736	1/25/2022	CBK	-	(8,618)	(8,618)
USD	2,612,989	TWD	2,620,378	1/25/2022	CBK	-	(7,389)	(7,389)
USD	2,612,186	TWD	2,620,378	1/25/2022	CBK	-	(8,192)	(8,192)
USD	2,526,380	TWD	2,530,021	1/25/2022	CBK	-	(3,641)	(3,641)
USD	2,522,732	TWD	2,530,021	1/25/2022	CBK	-	(7,289)	(7,289)
USD	2,343,491	TWD	2,349,305	1/25/2022	CBK	-	(5,814)	(5,814)
USD	2,160,535	TWD	2,168,589	1/25/2022	CBK	-	(8,054)	(8,054)
USD	1,980,532	TWD	1,987,873	1/25/2022	CBK	-	(7,341)	(7,341)
USD	1,621,973	TWD	1,626,442	1/25/2022	CBK	-	(4,469)	(4,469)
USD	1,441,481	TWD	1,445,726	1/25/2022	CBK	-	(4,245)	(4,245)
USD	1,350,324	TWD	1,355,368	1/25/2022	CBK	-	(5,044)	(5,044)
USD	1,259,363	TWD	1,265,010	1/25/2022	CBK	-	(5,647)	(5,647)
USD	1,171,975	TWD	1,174,652	1/25/2022	CBK	-	(2,677)	(2,677)
USD	1,171,846	TWD	1,174,652	1/25/2022	CBK	-	(2,806)	(2,806)
USD	1,169,451	TWD	1,174,652	1/25/2022	CBK	-	(5,201)	(5,201)
USD	991,038	TWD	993,937	1/25/2022	CBK	-	(2,899)	(2,899)
USD	811,425	TWD	813,221	1/25/2022	CBK	-	(1,796)	(1,796)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	630,319	TWD	632,505	1/25/2022	CBK	$-	$(2,186)	$(2,186)
USD	539,957	TWD	542,147	1/25/2022	CBK	-	(2,190)	(2,190)
USD	539,801	TWD	542,147	1/25/2022	CBK	-	(2,346)	(2,346)
USD	450,434	TWD	451,789	1/25/2022	CBK	-	(1,355)	(1,355)
USD	360,123	TWD	361,432	1/25/2022	CBK	-	(1,309)	(1,309)
USD	269,920	TWD	271,074	1/25/2022	CBK	-	(1,154)	(1,154)
USD	180,252	TWD	180,716	1/25/2022	CBK	-	(464)	(464)
USD	90,047	TWD	90,358	1/25/2022	CBK	-	(311)	(311)
USD	90,038	TWD	90,358	1/25/2022	CBK	-	(320)	(320)
INR	100,431	USD	99,284	2/16/2022	CBK	1,147	-	1,147
INR	1,830,349	USD	1,828,508	2/16/2022	CBK	1,841	-	1,841
INR	2,309,924	USD	2,296,403	2/16/2022	CBK	13,521	-	13,521
INR	2,343,401	USD	2,322,600	2/16/2022	CBK	20,801	-	20,801
INR	2,427,094	USD	2,434,291	2/16/2022	CBK	-	(7,197)	(7,197)
INR	2,427,094	USD	2,434,425	2/16/2022	CBK	-	(7,331)	(7,331)
INR	2,510,787	USD	2,491,807	2/16/2022	CBK	18,980	-	18,980
INR	2,745,127	USD	2,728,241	2/16/2022	CBK	16,886	-	16,886
INR	2,799,890	USD	2,804,577	2/16/2022	CBK	-	(4,687)	(4,687)
INR	3,046,421	USD	3,015,517	2/16/2022	CBK	30,904	-	30,904
INR	3,091,057	USD	3,094,280	2/16/2022	CBK	-	(3,223)	(3,223)
INR	3,091,057	USD	3,093,803	2/16/2022	CBK	-	(2,746)	(2,746)
INR	3,091,057	USD	3,093,741	2/16/2022	CBK	-	(2,684)	(2,684)
INR	3,169,687	USD	3,174,758	2/16/2022	CBK	-	(5,071)	(5,071)
INR	3,169,687	USD	3,175,453	2/16/2022	CBK	-	(5,766)	(5,766)
INR	3,197,068	USD	3,177,021	2/16/2022	CBK	20,047	-	20,047
INR	3,197,068	USD	3,177,994	2/16/2022	CBK	19,074	-	19,074
INR	3,325,133	USD	3,322,499	2/16/2022	CBK	2,634	-	2,634
INR	3,548,578	USD	3,525,342	2/16/2022	CBK	23,236	-	23,236
INR	3,749,441	USD	3,715,114	2/16/2022	CBK	34,327	-	34,327
INR	3,816,396	USD	3,773,531	2/16/2022	CBK	42,865	-	42,865
INR	4,597,529	USD	4,572,839	2/16/2022	CBK	24,690	-	24,690
INR	4,597,529	USD	4,572,656	2/16/2022	CBK	24,873	-	24,873
INR	4,597,529	USD	4,572,047	2/16/2022	CBK	25,482	-	25,482
INR	5,155,482	USD	5,097,144	2/16/2022	CBK	58,338	-	58,338
INR	6,159,796	USD	6,118,328	2/16/2022	CBK	41,468	-	41,468
INR	6,461,091	USD	6,418,213	2/16/2022	CBK	42,878	-	42,878
INR	6,963,248	USD	6,886,043	2/16/2022	CBK	77,205	-	77,205
INR	7,967,563	USD	7,885,427	2/16/2022	CBK	82,136	-	82,136
INR	8,235,380	USD	8,207,292	2/16/2022	CBK	28,088	-	28,088
INR	9,775,329	USD	9,773,729	2/16/2022	CBK	1,600	-	1,600
INR	11,248,324	USD	11,222,055	2/16/2022	CBK	26,269	-	26,269
INR	12,185,684	USD	12,163,554	2/16/2022	CBK	22,130	-	22,130
BRL	17,953	USD	17,642	1/4/2022	HUS	311	-	311
BRL	17,953	USD	17,639	1/4/2022	HUS	314	-	314
BRL	17,953	USD	17,754	1/4/2022	HUS	199	-	199
BRL	35,907	USD	35,486	1/4/2022	HUS	421	-	421
BRL	35,907	USD	35,579	1/4/2022	HUS	328	-	328
BRL	35,907	USD	35,563	1/4/2022	HUS	344	-	344
BRL	35,907	USD	35,492	1/4/2022	HUS	415	-	415
BRL	35,907	USD	35,610	1/4/2022	HUS	297	-	297
BRL	53,860	USD	53,171	1/4/2022	HUS	689	-	689
BRL	53,860	USD	53,361	1/4/2022	HUS	499	-	499
BRL	53,860	USD	53,362	1/4/2022	HUS	498	-	498
BRL	53,860	USD	53,330	1/4/2022	HUS	530	-	530
BRL	53,860	USD	53,364	1/4/2022	HUS	496	-	496
BRL	53,860	USD	53,208	1/4/2022	HUS	652	-	652
BRL	71,813	USD	71,134	1/4/2022	HUS	679	-	679
BRL	71,813	USD	71,076	1/4/2022	HUS	737	-	737

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	71,813	USD	71,067	1/4/2022	HUS	$746	$-	$746
BRL	71,813	USD	71,014	1/4/2022	HUS	799	-	799
BRL	71,813	USD	71,122	1/4/2022	HUS	691	-	691
BRL	89,767	USD	88,326	1/4/2022	HUS	1,441	-	1,441
BRL	179,533	USD	177,733	1/4/2022	HUS	1,800	-	1,800
BRL	233,393	USD	231,919	1/4/2022	HUS	1,474	-	1,474
BRL	233,393	USD	231,938	1/4/2022	HUS	1,455	-	1,455
BRL	233,393	USD	231,160	1/4/2022	HUS	2,233	-	2,233
BRL	269,300	USD	267,497	1/4/2022	HUS	1,803	-	1,803
BRL	305,206	USD	303,218	1/4/2022	HUS	1,988	-	1,988
BRL	377,020	USD	377,133	1/4/2022	HUS	-	(113)	(113)
BRL	377,020	USD	374,569	1/4/2022	HUS	2,451	-	2,451
BRL	394,973	USD	395,207	1/4/2022	HUS	-	(234)	(234)
BRL	412,926	USD	413,169	1/4/2022	HUS	-	(243)	(243)
BRL	412,926	USD	413,348	1/4/2022	HUS	-	(422)	(422)
BRL	412,926	USD	413,238	1/4/2022	HUS	-	(312)	(312)
BRL	466,786	USD	467,298	1/4/2022	HUS	-	(512)	(512)
BRL	484,740	USD	480,875	1/4/2022	HUS	3,865	-	3,865
BRL	538,600	USD	539,041	1/4/2022	HUS	-	(441)	(441)
BRL	538,600	USD	537,409	1/4/2022	HUS	1,191	-	1,191
BRL	574,506	USD	574,987	1/4/2022	HUS	-	(481)	(481)
BRL	574,506	USD	574,675	1/4/2022	HUS	-	(169)	(169)
BRL	592,460	USD	591,033	1/4/2022	HUS	1,427	-	1,427
BRL	628,366	USD	624,104	1/4/2022	HUS	4,262	-	4,262
BRL	628,366	USD	624,256	1/4/2022	HUS	4,110	-	4,110
BRL	646,320	USD	646,436	1/4/2022	HUS	-	(116)	(116)
BRL	664,273	USD	664,805	1/4/2022	HUS	-	(532)	(532)
BRL	664,273	USD	664,537	1/4/2022	HUS	-	(264)	(264)
BRL	664,273	USD	664,619	1/4/2022	HUS	-	(346)	(346)
BRL	664,273	USD	659,571	1/4/2022	HUS	4,702	-	4,702
BRL	754,040	USD	752,338	1/4/2022	HUS	1,702	-	1,702
BRL	825,853	USD	826,163	1/4/2022	HUS	-	(310)	(310)
BRL	825,853	USD	820,813	1/4/2022	HUS	5,040	-	5,040
BRL	843,806	USD	841,712	1/4/2022	HUS	2,094	-	2,094
BRL	915,619	USD	916,211	1/4/2022	HUS	-	(592)	(592)
BRL	969,479	USD	970,089	1/4/2022	HUS	-	(610)	(610)
BRL	1,005,386	USD	1,003,120	1/4/2022	HUS	2,266	-	2,266
BRL	1,113,106	USD	1,111,032	1/4/2022	HUS	2,074	-	2,074
BRL	1,328,546	USD	1,325,334	1/4/2022	HUS	3,212	-	3,212
BRL	2,962,298	USD	2,946,828	1/4/2022	HUS	15,470	-	15,470
BRL	4,631,957	USD	4,609,365	1/4/2022	HUS	22,592	-	22,592
BRL	6,481,149	USD	6,459,893	1/4/2022	HUS	21,256	-	21,256
BRL	27,486,535	USD	26,696,524	1/4/2022	HUS	790,011	-	790,011
USD	4,748,069	BRL	4,811,490	1/4/2022	HUS	-	(63,421)	(63,421)
USD	3,897,868	BRL	3,985,637	1/4/2022	HUS	-	(87,769)	(87,769)
USD	1,561,872	BRL	1,597,846	1/4/2022	HUS	-	(35,974)	(35,974)
USD	1,283,020	BRL	1,310,592	1/4/2022	HUS	-	(27,572)	(27,572)
USD	1,200,472	BRL	1,220,826	1/4/2022	HUS	-	(20,354)	(20,354)
USD	1,182,244	BRL	1,202,873	1/4/2022	HUS	-	(20,629)	(20,629)
USD	1,163,734	BRL	1,184,919	1/4/2022	HUS	-	(21,185)	(21,185)
USD	1,041,134	BRL	1,059,246	1/4/2022	HUS	-	(18,112)	(18,112)
USD	1,022,914	BRL	1,041,293	1/4/2022	HUS	-	(18,379)	(18,379)
USD	919,719	BRL	933,573	1/4/2022	HUS	-	(13,854)	(13,854)
USD	899,677	BRL	915,619	1/4/2022	HUS	-	(15,942)	(15,942)
USD	884,956	BRL	897,666	1/4/2022	HUS	-	(12,710)	(12,710)
USD	760,060	BRL	771,993	1/4/2022	HUS	-	(11,933)	(11,933)
USD	736,868	BRL	754,040	1/4/2022	HUS	-	(17,172)	(17,172)
USD	673,384	BRL	682,226	1/4/2022	HUS	-	(8,842)	(8,842)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	634,545	BRL	646,320	1/4/2022	HUS	$-	$(11,775)	$(11,775)
USD	617,134	BRL	628,366	1/4/2022	HUS	-	(11,232)	(11,232)
USD	568,289	BRL	574,506	1/4/2022	HUS	-	(6,217)	(6,217)
USD	547,800	BRL	556,553	1/4/2022	HUS	-	(8,753)	(8,753)
USD	543,844	BRL	556,553	1/4/2022	HUS	-	(12,709)	(12,709)
USD	531,807	BRL	538,600	1/4/2022	HUS	-	(6,793)	(6,793)
USD	512,465	BRL	520,646	1/4/2022	HUS	-	(8,181)	(8,181)
USD	498,123	BRL	502,693	1/4/2022	HUS	-	(4,570)	(4,570)
USD	498,297	BRL	502,693	1/4/2022	HUS	-	(4,396)	(4,396)
USD	496,671	BRL	502,693	1/4/2022	HUS	-	(6,022)	(6,022)
USD	479,537	BRL	484,740	1/4/2022	HUS	-	(5,203)	(5,203)
USD	480,501	BRL	484,740	1/4/2022	HUS	-	(4,239)	(4,239)
USD	476,493	BRL	484,740	1/4/2022	HUS	-	(8,247)	(8,247)
USD	444,403	BRL	448,833	1/4/2022	HUS	-	(4,430)	(4,430)
USD	441,858	BRL	448,833	1/4/2022	HUS	-	(6,975)	(6,975)
USD	426,704	BRL	430,880	1/4/2022	HUS	-	(4,176)	(4,176)
USD	424,787	BRL	430,880	1/4/2022	HUS	-	(6,093)	(6,093)
USD	408,204	BRL	412,926	1/4/2022	HUS	-	(4,722)	(4,722)
USD	403,608	BRL	412,926	1/4/2022	HUS	-	(9,318)	(9,318)
USD	388,396	BRL	394,973	1/4/2022	HUS	-	(6,577)	(6,577)
USD	371,642	BRL	377,020	1/4/2022	HUS	-	(5,378)	(5,378)
USD	371,060	BRL	377,020	1/4/2022	HUS	-	(5,960)	(5,960)
USD	371,842	BRL	377,020	1/4/2022	HUS	-	(5,178)	(5,178)
USD	353,504	BRL	359,066	1/4/2022	HUS	-	(5,562)	(5,562)
USD	336,715	BRL	341,113	1/4/2022	HUS	-	(4,398)	(4,398)
USD	319,642	BRL	323,160	1/4/2022	HUS	-	(3,518)	(3,518)
USD	302,221	BRL	305,206	1/4/2022	HUS	-	(2,985)	(2,985)
USD	300,422	BRL	305,206	1/4/2022	HUS	-	(4,784)	(4,784)
USD	300,512	BRL	305,206	1/4/2022	HUS	-	(4,694)	(4,694)
USD	300,226	BRL	305,206	1/4/2022	HUS	-	(4,980)	(4,980)
USD	298,702	BRL	305,206	1/4/2022	HUS	-	(6,504)	(6,504)
USD	284,088	BRL	287,253	1/4/2022	HUS	-	(3,165)	(3,165)
USD	281,334	BRL	287,253	1/4/2022	HUS	-	(5,919)	(5,919)
USD	281,128	BRL	287,253	1/4/2022	HUS	-	(6,125)	(6,125)
USD	266,375	BRL	269,300	1/4/2022	HUS	-	(2,925)	(2,925)
USD	266,369	BRL	269,300	1/4/2022	HUS	-	(2,931)	(2,931)
USD	266,388	BRL	269,300	1/4/2022	HUS	-	(2,912)	(2,912)
USD	263,708	BRL	269,300	1/4/2022	HUS	-	(5,592)	(5,592)
USD	263,798	BRL	269,300	1/4/2022	HUS	-	(5,502)	(5,502)
USD	263,984	BRL	269,300	1/4/2022	HUS	-	(5,316)	(5,316)
USD	265,353	BRL	269,300	1/4/2022	HUS	-	(3,947)	(3,947)
USD	265,425	BRL	269,300	1/4/2022	HUS	-	(3,875)	(3,875)
USD	265,070	BRL	269,300	1/4/2022	HUS	-	(4,230)	(4,230)
USD	246,240	BRL	251,346	1/4/2022	HUS	-	(5,106)	(5,106)
USD	246,063	BRL	251,346	1/4/2022	HUS	-	(5,283)	(5,283)
USD	246,245	BRL	251,346	1/4/2022	HUS	-	(5,101)	(5,101)
USD	246,270	BRL	251,346	1/4/2022	HUS	-	(5,076)	(5,076)
USD	245,875	BRL	251,346	1/4/2022	HUS	-	(5,471)	(5,471)
USD	247,586	BRL	251,346	1/4/2022	HUS	-	(3,760)	(3,760)
USD	247,269	BRL	251,346	1/4/2022	HUS	-	(4,077)	(4,077)
USD	247,003	BRL	251,346	1/4/2022	HUS	-	(4,343)	(4,343)
USD	228,504	BRL	233,393	1/4/2022	HUS	-	(4,889)	(4,889)
USD	228,526	BRL	233,393	1/4/2022	HUS	-	(4,867)	(4,867)
USD	228,597	BRL	233,393	1/4/2022	HUS	-	(4,796)	(4,796)
USD	228,537	BRL	233,393	1/4/2022	HUS	-	(4,856)	(4,856)
USD	228,499	BRL	233,393	1/4/2022	HUS	-	(4,894)	(4,894)
USD	228,344	BRL	233,393	1/4/2022	HUS	-	(5,049)	(5,049)
USD	228,363	BRL	233,393	1/4/2022	HUS	-	(5,030)	(5,030)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	227,583	BRL	233,393	1/4/2022	HUS	$-	$(5,810)	$(5,810)
USD	227,667	BRL	233,393	1/4/2022	HUS	-	(5,726)	(5,726)
USD	227,376	BRL	233,393	1/4/2022	HUS	-	(6,017)	(6,017)
USD	210,937	BRL	215,440	1/4/2022	HUS	-	(4,503)	(4,503)
USD	211,087	BRL	215,440	1/4/2022	HUS	-	(4,353)	(4,353)
USD	211,190	BRL	215,440	1/4/2022	HUS	-	(4,250)	(4,250)
USD	211,190	BRL	215,440	1/4/2022	HUS	-	(4,250)	(4,250)
USD	211,019	BRL	215,440	1/4/2022	HUS	-	(4,421)	(4,421)
USD	212,368	BRL	215,440	1/4/2022	HUS	-	(3,072)	(3,072)
USD	210,490	BRL	215,440	1/4/2022	HUS	-	(4,950)	(4,950)
USD	210,125	BRL	215,440	1/4/2022	HUS	-	(5,315)	(5,315)
USD	210,141	BRL	215,440	1/4/2022	HUS	-	(5,299)	(5,299)
USD	209,915	BRL	215,440	1/4/2022	HUS	-	(5,525)	(5,525)
USD	209,897	BRL	215,440	1/4/2022	HUS	-	(5,543)	(5,543)
USD	195,690	BRL	197,487	1/4/2022	HUS	-	(1,797)	(1,797)
USD	193,598	BRL	197,487	1/4/2022	HUS	-	(3,889)	(3,889)
USD	193,480	BRL	197,487	1/4/2022	HUS	-	(4,007)	(4,007)
USD	193,452	BRL	197,487	1/4/2022	HUS	-	(4,035)	(4,035)
USD	193,013	BRL	197,487	1/4/2022	HUS	-	(4,474)	(4,474)
USD	193,591	BRL	197,487	1/4/2022	HUS	-	(3,896)	(3,896)
USD	193,601	BRL	197,487	1/4/2022	HUS	-	(3,886)	(3,886)
USD	193,136	BRL	197,487	1/4/2022	HUS	-	(4,351)	(4,351)
USD	193,205	BRL	197,487	1/4/2022	HUS	-	(4,282)	(4,282)
USD	193,135	BRL	197,487	1/4/2022	HUS	-	(4,352)	(4,352)
USD	193,198	BRL	197,487	1/4/2022	HUS	-	(4,289)	(4,289)
USD	194,463	BRL	197,487	1/4/2022	HUS	-	(3,024)	(3,024)
USD	192,604	BRL	197,487	1/4/2022	HUS	-	(4,883)	(4,883)
USD	192,056	BRL	197,487	1/4/2022	HUS	-	(5,431)	(5,431)
USD	192,419	BRL	197,487	1/4/2022	HUS	-	(5,068)	(5,068)
USD	177,691	BRL	179,533	1/4/2022	HUS	-	(1,842)	(1,842)
USD	175,835	BRL	179,533	1/4/2022	HUS	-	(3,698)	(3,698)
USD	175,814	BRL	179,533	1/4/2022	HUS	-	(3,719)	(3,719)
USD	175,805	BRL	179,533	1/4/2022	HUS	-	(3,728)	(3,728)
USD	175,821	BRL	179,533	1/4/2022	HUS	-	(3,712)	(3,712)
USD	175,788	BRL	179,533	1/4/2022	HUS	-	(3,745)	(3,745)
USD	175,867	BRL	179,533	1/4/2022	HUS	-	(3,666)	(3,666)
USD	175,602	BRL	179,533	1/4/2022	HUS	-	(3,931)	(3,931)
USD	175,482	BRL	179,533	1/4/2022	HUS	-	(4,051)	(4,051)
USD	174,537	BRL	179,533	1/4/2022	HUS	-	(4,996)	(4,996)
USD	175,051	BRL	179,533	1/4/2022	HUS	-	(4,482)	(4,482)
USD	174,924	BRL	179,533	1/4/2022	HUS	-	(4,609)	(4,609)
USD	174,932	BRL	179,533	1/4/2022	HUS	-	(4,601)	(4,601)
USD	174,877	BRL	179,533	1/4/2022	HUS	-	(4,656)	(4,656)
USD	158,177	BRL	161,580	1/4/2022	HUS	-	(3,403)	(3,403)
USD	158,198	BRL	161,580	1/4/2022	HUS	-	(3,382)	(3,382)
USD	158,237	BRL	161,580	1/4/2022	HUS	-	(3,343)	(3,343)
USD	158,063	BRL	161,580	1/4/2022	HUS	-	(3,517)	(3,517)
USD	158,364	BRL	161,580	1/4/2022	HUS	-	(3,216)	(3,216)
USD	159,687	BRL	161,580	1/4/2022	HUS	-	(1,893)	(1,893)
USD	159,226	BRL	161,580	1/4/2022	HUS	-	(2,354)	(2,354)
USD	157,562	BRL	161,580	1/4/2022	HUS	-	(4,018)	(4,018)
USD	157,118	BRL	161,580	1/4/2022	HUS	-	(4,462)	(4,462)
USD	157,178	BRL	161,580	1/4/2022	HUS	-	(4,402)	(4,402)
USD	157,236	BRL	161,580	1/4/2022	HUS	-	(4,344)	(4,344)
USD	142,467	BRL	143,627	1/4/2022	HUS	-	(1,160)	(1,160)
USD	142,223	BRL	143,627	1/4/2022	HUS	-	(1,404)	(1,404)
USD	140,664	BRL	143,627	1/4/2022	HUS	-	(2,963)	(2,963)
USD	140,680	BRL	143,627	1/4/2022	HUS	-	(2,947)	(2,947)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	140,668	BRL	143,627	1/4/2022	HUS	$-	$(2,959)	$(2,959)
USD	140,406	BRL	143,627	1/4/2022	HUS	-	(3,221)	(3,221)
USD	140,470	BRL	143,627	1/4/2022	HUS	-	(3,157)	(3,157)
USD	140,709	BRL	143,627	1/4/2022	HUS	-	(2,918)	(2,918)
USD	140,739	BRL	143,627	1/4/2022	HUS	-	(2,888)	(2,888)
USD	140,435	BRL	143,627	1/4/2022	HUS	-	(3,192)	(3,192)
USD	140,490	BRL	143,627	1/4/2022	HUS	-	(3,137)	(3,137)
USD	140,491	BRL	143,627	1/4/2022	HUS	-	(3,136)	(3,136)
USD	140,622	BRL	143,627	1/4/2022	HUS	-	(3,005)	(3,005)
USD	141,497	BRL	143,627	1/4/2022	HUS	-	(2,130)	(2,130)
USD	141,554	BRL	143,627	1/4/2022	HUS	-	(2,073)	(2,073)
USD	139,629	BRL	143,627	1/4/2022	HUS	-	(3,998)	(3,998)
USD	139,977	BRL	143,627	1/4/2022	HUS	-	(3,650)	(3,650)
USD	140,014	BRL	143,627	1/4/2022	HUS	-	(3,613)	(3,613)
USD	140,050	BRL	143,627	1/4/2022	HUS	-	(3,577)	(3,577)
USD	140,051	BRL	143,627	1/4/2022	HUS	-	(3,576)	(3,576)
USD	140,057	BRL	143,627	1/4/2022	HUS	-	(3,570)	(3,570)
USD	139,654	BRL	143,627	1/4/2022	HUS	-	(3,973)	(3,973)
USD	140,039	BRL	143,627	1/4/2022	HUS	-	(3,588)	(3,588)
USD	140,112	BRL	143,627	1/4/2022	HUS	-	(3,515)	(3,515)
USD	139,900	BRL	143,627	1/4/2022	HUS	-	(3,727)	(3,727)
USD	124,658	BRL	125,673	1/4/2022	HUS	-	(1,015)	(1,015)
USD	123,152	BRL	125,673	1/4/2022	HUS	-	(2,521)	(2,521)
USD	123,059	BRL	125,673	1/4/2022	HUS	-	(2,614)	(2,614)
USD	122,842	BRL	125,673	1/4/2022	HUS	-	(2,831)	(2,831)
USD	122,873	BRL	125,673	1/4/2022	HUS	-	(2,800)	(2,800)
USD	122,954	BRL	125,673	1/4/2022	HUS	-	(2,719)	(2,719)
USD	122,869	BRL	125,673	1/4/2022	HUS	-	(2,804)	(2,804)
USD	123,049	BRL	125,673	1/4/2022	HUS	-	(2,624)	(2,624)
USD	123,749	BRL	125,673	1/4/2022	HUS	-	(1,924)	(1,924)
USD	123,688	BRL	125,673	1/4/2022	HUS	-	(1,985)	(1,985)
USD	122,568	BRL	125,673	1/4/2022	HUS	-	(3,105)	(3,105)
USD	122,549	BRL	125,673	1/4/2022	HUS	-	(3,124)	(3,124)
USD	122,586	BRL	125,673	1/4/2022	HUS	-	(3,087)	(3,087)
USD	122,586	BRL	125,673	1/4/2022	HUS	-	(3,087)	(3,087)
USD	122,581	BRL	125,673	1/4/2022	HUS	-	(3,092)	(3,092)
USD	122,226	BRL	125,673	1/4/2022	HUS	-	(3,447)	(3,447)
USD	122,436	BRL	125,673	1/4/2022	HUS	-	(3,237)	(3,237)
USD	122,469	BRL	125,673	1/4/2022	HUS	-	(3,204)	(3,204)
USD	122,452	BRL	125,673	1/4/2022	HUS	-	(3,221)	(3,221)
USD	105,483	BRL	107,720	1/4/2022	HUS	-	(2,237)	(2,237)
USD	105,462	BRL	107,720	1/4/2022	HUS	-	(2,258)	(2,258)
USD	105,395	BRL	107,720	1/4/2022	HUS	-	(2,325)	(2,325)
USD	105,308	BRL	107,720	1/4/2022	HUS	-	(2,412)	(2,412)
USD	105,604	BRL	107,720	1/4/2022	HUS	-	(2,116)	(2,116)
USD	105,345	BRL	107,720	1/4/2022	HUS	-	(2,375)	(2,375)
USD	105,376	BRL	107,720	1/4/2022	HUS	-	(2,344)	(2,344)
USD	106,132	BRL	107,720	1/4/2022	HUS	-	(1,588)	(1,588)
USD	105,051	BRL	107,720	1/4/2022	HUS	-	(2,669)	(2,669)
USD	105,038	BRL	107,720	1/4/2022	HUS	-	(2,682)	(2,682)
USD	105,084	BRL	107,720	1/4/2022	HUS	-	(2,636)	(2,636)
USD	104,699	BRL	107,720	1/4/2022	HUS	-	(3,021)	(3,021)
USD	105,024	BRL	107,720	1/4/2022	HUS	-	(2,696)	(2,696)
USD	105,083	BRL	107,720	1/4/2022	HUS	-	(2,637)	(2,637)
USD	105,056	BRL	107,720	1/4/2022	HUS	-	(2,664)	(2,664)
USD	104,674	BRL	107,720	1/4/2022	HUS	-	(3,046)	(3,046)
USD	104,714	BRL	107,720	1/4/2022	HUS	-	(3,006)	(3,006)
USD	104,769	BRL	107,720	1/4/2022	HUS	-	(2,951)	(2,951)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	104,849	BRL	107,720	1/4/2022	HUS	$-	$(2,871)	$(2,871)
USD	105,030	BRL	107,720	1/4/2022	HUS	-	(2,690)	(2,690)
USD	104,974	BRL	107,720	1/4/2022	HUS	-	(2,746)	(2,746)
USD	89,058	BRL	89,767	1/4/2022	HUS	-	(709)	(709)
USD	87,821	BRL	89,767	1/4/2022	HUS	-	(1,946)	(1,946)
USD	87,955	BRL	89,767	1/4/2022	HUS	-	(1,812)	(1,812)
USD	88,282	BRL	89,767	1/4/2022	HUS	-	(1,485)	(1,485)
USD	87,571	BRL	89,767	1/4/2022	HUS	-	(2,196)	(2,196)
USD	87,517	BRL	89,767	1/4/2022	HUS	-	(2,250)	(2,250)
USD	87,532	BRL	89,767	1/4/2022	HUS	-	(2,235)	(2,235)
USD	87,570	BRL	89,767	1/4/2022	HUS	-	(2,197)	(2,197)
USD	87,506	BRL	89,767	1/4/2022	HUS	-	(2,261)	(2,261)
USD	87,479	BRL	89,767	1/4/2022	HUS	-	(2,288)	(2,288)
USD	87,449	BRL	89,767	1/4/2022	HUS	-	(2,318)	(2,318)
USD	70,262	BRL	71,813	1/4/2022	HUS	-	(1,551)	(1,551)
USD	70,840	BRL	71,813	1/4/2022	HUS	-	(973)	(973)
USD	71,027	BRL	71,813	1/4/2022	HUS	-	(786)	(786)
USD	69,830	BRL	71,813	1/4/2022	HUS	-	(1,983)	(1,983)
USD	70,052	BRL	71,813	1/4/2022	HUS	-	(1,761)	(1,761)
USD	69,885	BRL	71,813	1/4/2022	HUS	-	(1,928)	(1,928)
USD	70,016	BRL	71,813	1/4/2022	HUS	-	(1,797)	(1,797)
USD	53,175	BRL	53,860	1/4/2022	HUS	-	(685)	(685)
USD	52,523	BRL	53,860	1/4/2022	HUS	-	(1,337)	(1,337)
USD	52,523	BRL	53,860	1/4/2022	HUS	-	(1,337)	(1,337)
USD	52,501	BRL	53,860	1/4/2022	HUS	-	(1,359)	(1,359)
USD	52,533	BRL	53,860	1/4/2022	HUS	-	(1,327)	(1,327)
USD	35,401	BRL	35,907	1/4/2022	HUS	-	(506)	(506)
USD	17,656	BRL	17,953	1/4/2022	HUS	-	(297)	(297)
CLP	205,002	USD	208,465	1/19/2022	HUS	-	(3,463)	(3,463)
CLP	351,431	USD	354,191	1/19/2022	HUS	-	(2,760)	(2,760)
CLP	351,431	USD	353,640	1/19/2022	HUS	-	(2,209)	(2,209)
CLP	410,003	USD	412,872	1/19/2022	HUS	-	(2,869)	(2,869)
CLP	468,575	USD	459,765	1/19/2022	HUS	8,810	-	8,810
CLP	468,575	USD	471,542	1/19/2022	HUS	-	(2,967)	(2,967)
CLP	468,575	USD	471,298	1/19/2022	HUS	-	(2,723)	(2,723)
CLP	527,147	USD	531,030	1/19/2022	HUS	-	(3,883)	(3,883)
CLP	585,719	USD	574,554	1/19/2022	HUS	11,165	-	11,165
CLP	644,291	USD	632,133	1/19/2022	HUS	12,158	-	12,158
CLP	644,291	USD	631,959	1/19/2022	HUS	12,332	-	12,332
CLP	644,291	USD	648,723	1/19/2022	HUS	-	(4,432)	(4,432)
CLP	644,291	USD	648,058	1/19/2022	HUS	-	(3,767)	(3,767)
CLP	644,291	USD	650,788	1/19/2022	HUS	-	(6,497)	(6,497)
CLP	644,291	USD	650,580	1/19/2022	HUS	-	(6,289)	(6,289)
CLP	702,863	USD	707,694	1/19/2022	HUS	-	(4,831)	(4,831)
CLP	702,863	USD	710,303	1/19/2022	HUS	-	(7,440)	(7,440)
CLP	702,863	USD	707,996	1/19/2022	HUS	-	(5,133)	(5,133)
CLP	761,435	USD	747,350	1/19/2022	HUS	14,085	-	14,085
CLP	761,435	USD	746,775	1/19/2022	HUS	14,660	-	14,660
CLP	820,007	USD	825,752	1/19/2022	HUS	-	(5,745)	(5,745)
CLP	820,007	USD	828,569	1/19/2022	HUS	-	(8,562)	(8,562)
CLP	937,150	USD	943,298	1/19/2022	HUS	-	(6,148)	(6,148)
CLP	2,547,878	USD	2,588,451	1/19/2022	HUS	-	(40,573)	(40,573)
USD	3,517,150	CLP	3,338,598	1/19/2022	HUS	178,552	-	178,552
USD	3,449,402	CLP	3,338,598	1/19/2022	HUS	110,804	-	110,804
USD	3,155,600	CLP	3,104,311	1/19/2022	HUS	51,289	-	51,289
USD	2,408,553	CLP	2,369,993	1/19/2022	HUS	38,560	-	38,560
USD	2,325,084	CLP	2,267,822	1/19/2022	HUS	57,262	-	57,262
USD	2,042,849	CLP	2,009,342	1/19/2022	HUS	33,507	-	33,507

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	2,040,827	CLP	1,986,996	1/19/2022	HUS	$53,831	$-	$53,831
USD	1,992,457	CLP	1,937,321	1/19/2022	HUS	55,136	-	55,136
USD	1,883,752	CLP	1,862,586	1/19/2022	HUS	21,166	-	21,166
USD	1,824,791	CLP	1,781,562	1/19/2022	HUS	43,229	-	43,229
USD	1,806,776	CLP	1,761,733	1/19/2022	HUS	45,043	-	45,043
USD	1,714,714	CLP	1,698,585	1/19/2022	HUS	16,129	-	16,129
USD	1,713,462	CLP	1,698,585	1/19/2022	HUS	14,877	-	14,877
USD	1,496,450	CLP	1,459,722	1/19/2022	HUS	36,728	-	36,728
USD	1,444,084	CLP	1,435,285	1/19/2022	HUS	8,799	-	8,799
USD	1,446,095	CLP	1,421,173	1/19/2022	HUS	24,922	-	24,922
USD	1,385,127	CLP	1,353,987	1/19/2022	HUS	31,140	-	31,140
USD	1,295,203	CLP	1,273,134	1/19/2022	HUS	22,069	-	22,069
USD	1,257,101	CLP	1,241,724	1/19/2022	HUS	15,377	-	15,377
USD	1,222,231	CLP	1,216,872	1/19/2022	HUS	5,359	-	5,359
USD	1,202,588	CLP	1,184,996	1/19/2022	HUS	17,592	-	17,592
USD	1,256,645	CLP	1,171,438	1/19/2022	HUS	85,207	-	85,207
USD	1,166,917	CLP	1,140,200	1/19/2022	HUS	26,717	-	26,717
USD	1,174,276	CLP	1,112,866	1/19/2022	HUS	61,410	-	61,410
USD	1,132,474	CLP	1,054,294	1/19/2022	HUS	78,180	-	78,180
USD	1,041,034	CLP	1,015,442	1/19/2022	HUS	25,592	-	25,592
USD	1,010,173	CLP	995,722	1/19/2022	HUS	14,451	-	14,451
USD	965,978	CLP	956,674	1/19/2022	HUS	9,304	-	9,304
USD	950,736	CLP	947,337	1/19/2022	HUS	3,399	-	3,399
USD	988,878	CLP	937,150	1/19/2022	HUS	51,728	-	51,728
USD	988,423	CLP	937,150	1/19/2022	HUS	51,273	-	51,273
USD	891,547	CLP	861,007	1/19/2022	HUS	30,540	-	30,540
USD	850,733	CLP	820,007	1/19/2022	HUS	30,726	-	30,726
USD	832,864	CLP	812,354	1/19/2022	HUS	20,510	-	20,510
USD	834,879	CLP	812,354	1/19/2022	HUS	22,525	-	22,525
USD	792,550	CLP	789,447	1/19/2022	HUS	3,103	-	3,103
USD	773,111	CLP	765,339	1/19/2022	HUS	7,772	-	7,772
USD	773,248	CLP	761,435	1/19/2022	HUS	11,813	-	11,813
USD	789,755	CLP	761,435	1/19/2022	HUS	28,320	-	28,320
USD	748,765	CLP	702,863	1/19/2022	HUS	45,902	-	45,902
USD	689,731	CLP	686,441	1/19/2022	HUS	3,290	-	3,290
USD	634,465	CLP	631,558	1/19/2022	HUS	2,907	-	2,907
USD	634,794	CLP	631,558	1/19/2022	HUS	3,236	-	3,236
USD	634,070	CLP	631,558	1/19/2022	HUS	2,512	-	2,512
USD	636,608	CLP	615,005	1/19/2022	HUS	21,603	-	21,603
USD	636,226	CLP	615,005	1/19/2022	HUS	21,221	-	21,221
USD	625,218	CLP	609,265	1/19/2022	HUS	15,953	-	15,953
USD	625,406	CLP	609,265	1/19/2022	HUS	16,141	-	16,141
USD	624,493	CLP	609,265	1/19/2022	HUS	15,228	-	15,228
USD	617,648	CLP	585,719	1/19/2022	HUS	31,929	-	31,929
USD	605,779	CLP	585,719	1/19/2022	HUS	20,060	-	20,060
USD	628,986	CLP	585,719	1/19/2022	HUS	43,267	-	43,267
USD	624,150	CLP	585,719	1/19/2022	HUS	38,431	-	38,431
USD	624,009	CLP	585,719	1/19/2022	HUS	38,290	-	38,290
USD	579,114	CLP	574,005	1/19/2022	HUS	5,109	-	5,109
USD	579,491	CLP	574,005	1/19/2022	HUS	5,486	-	5,486
USD	535,275	CLP	527,147	1/19/2022	HUS	8,128	-	8,128
USD	523,670	CLP	518,136	1/19/2022	HUS	5,534	-	5,534
USD	524,036	CLP	518,136	1/19/2022	HUS	5,900	-	5,900
USD	523,667	CLP	518,136	1/19/2022	HUS	5,531	-	5,531
USD	488,919	CLP	488,099	1/19/2022	HUS	820	-	820
USD	489,355	CLP	488,099	1/19/2022	HUS	1,256	-	1,256
USD	488,718	CLP	488,099	1/19/2022	HUS	619	-	619
USD	489,011	CLP	488,099	1/19/2022	HUS	912	-	912

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	475,969	CLP	468,575	1/19/2022	HUS	$7,394	$-	$7,394
USD	499,207	CLP	468,575	1/19/2022	HUS	30,632	-	30,632
USD	499,207	CLP	468,575	1/19/2022	HUS	30,632	-	30,632
USD	486,015	CLP	468,575	1/19/2022	HUS	17,440	-	17,440
USD	420,664	CLP	414,509	1/19/2022	HUS	6,155	-	6,155
USD	419,094	CLP	414,509	1/19/2022	HUS	4,585	-	4,585
USD	391,149	CLP	390,479	1/19/2022	HUS	670	-	670
USD	381,742	CLP	369,003	1/19/2022	HUS	12,739	-	12,739
USD	364,447	CLP	351,431	1/19/2022	HUS	13,016	-	13,016
USD	374,480	CLP	351,431	1/19/2022	HUS	23,049	-	23,049
USD	371,521	CLP	351,431	1/19/2022	HUS	20,090	-	20,090
USD	371,452	CLP	351,431	1/19/2022	HUS	20,021	-	20,021
USD	371,471	CLP	351,431	1/19/2022	HUS	20,040	-	20,040
USD	314,656	CLP	310,882	1/19/2022	HUS	3,774	-	3,774
USD	303,918	CLP	292,859	1/19/2022	HUS	11,059	-	11,059
USD	293,392	CLP	292,859	1/19/2022	HUS	533	-	533
USD	292,860	CLP	292,859	1/19/2022	HUS	1	-	1
USD	293,138	CLP	292,859	1/19/2022	HUS	279	-	279
USD	309,563	CLP	292,859	1/19/2022	HUS	16,704	-	16,704
USD	309,589	CLP	292,859	1/19/2022	HUS	16,730	-	16,730
USD	309,578	CLP	292,859	1/19/2022	HUS	16,719	-	16,719
USD	310,024	CLP	292,860	1/19/2022	HUS	17,164	-	17,164
USD	234,481	CLP	234,288	1/19/2022	HUS	193	-	193
USD	234,250	CLP	234,288	1/19/2022	HUS	-	(38)	(38)
USD	234,387	CLP	234,288	1/19/2022	HUS	99	-	99
USD	234,470	CLP	234,288	1/19/2022	HUS	182	-	182
USD	248,019	CLP	234,288	1/19/2022	HUS	13,731	-	13,731
USD	175,914	CLP	175,716	1/19/2022	HUS	198	-	198
USD	175,850	CLP	175,716	1/19/2022	HUS	134	-	134
USD	185,738	CLP	175,716	1/19/2022	HUS	10,022	-	10,022
USD	117,169	CLP	117,144	1/19/2022	HUS	25	-	25
USD	117,151	CLP	117,144	1/19/2022	HUS	7	-	7
USD	117,099	CLP	117,144	1/19/2022	HUS	-	(45)	(45)
USD	117,213	CLP	117,144	1/19/2022	HUS	69	-	69
USD	117,234	CLP	117,144	1/19/2022	HUS	90	-	90
USD	117,207	CLP	117,144	1/19/2022	HUS	63	-	63
USD	123,902	CLP	117,144	1/19/2022	HUS	6,758	-	6,758
USD	123,961	CLP	117,144	1/19/2022	HUS	6,817	-	6,817
USD	58,565	CLP	58,572	1/19/2022	HUS	-	(7)	(7)
USD	58,585	CLP	58,572	1/19/2022	HUS	13	-	13
USD	58,608	CLP	58,572	1/19/2022	HUS	36	-	36
USD	58,606	CLP	58,572	1/19/2022	HUS	34	-	34
USD	58,606	CLP	58,572	1/19/2022	HUS	34	-	34
KRW	336,362	USD	337,652	1/20/2022	HUS	-	(1,290)	(1,290)
KRW	504,544	USD	505,272	1/20/2022	HUS	-	(728)	(728)
KRW	1,513,631	USD	1,518,616	1/20/2022	HUS	-	(4,985)	(4,985)
KRW	1,597,721	USD	1,602,296	1/20/2022	HUS	-	(4,575)	(4,575)
KRW	2,102,265	USD	2,111,344	1/20/2022	HUS	-	(9,079)	(9,079)
USD	23,055,194	EUR	23,264,664	1/20/2022	HUS	-	(209,470)	(209,470)
USD	16,611,095	HKD	16,623,224	1/20/2022	HUS	-	(12,129)	(12,129)
USD	10,738,880	KRW	10,763,595	1/20/2022	HUS	-	(24,715)	(24,715)
USD	10,231,134	KRW	10,259,052	1/20/2022	HUS	-	(27,918)	(27,918)
USD	8,896,251	KRW	8,913,602	1/20/2022	HUS	-	(17,351)	(17,351)
USD	6,547,918	KRW	6,559,066	1/20/2022	HUS	-	(11,148)	(11,148)
USD	5,700,825	KRW	5,718,160	1/20/2022	HUS	-	(17,335)	(17,335)
USD	5,558,597	KRW	5,549,979	1/20/2022	HUS	8,618	-	8,618
USD	5,533,895	KRW	5,549,979	1/20/2022	HUS	-	(16,084)	(16,084)
USD	5,376,977	KRW	5,381,798	1/20/2022	HUS	-	(4,821)	(4,821)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	3,787,926	KRW	3,784,076	1/20/2022	HUS	$3,850	$-	$3,850
USD	2,448,973	KRW	2,438,627	1/20/2022	HUS	10,346	-	10,346
USD	2,361,812	KRW	2,354,536	1/20/2022	HUS	7,276	-	7,276
USD	2,359,820	KRW	2,354,536	1/20/2022	HUS	5,284	-	5,284
USD	2,279,924	KRW	2,270,446	1/20/2022	HUS	9,478	-	9,478
USD	2,216,382	KRW	2,219,991	1/20/2022	HUS	-	(3,609)	(3,609)
USD	2,191,707	KRW	2,186,355	1/20/2022	HUS	5,352	-	5,352
USD	2,111,647	KRW	2,102,265	1/20/2022	HUS	9,382	-	9,382
USD	1,859,589	KRW	1,849,993	1/20/2022	HUS	9,596	-	9,596
USD	1,845,669	KRW	1,849,993	1/20/2022	HUS	-	(4,324)	(4,324)
USD	1,677,656	KRW	1,681,812	1/20/2022	HUS	-	(4,156)	(4,156)
USD	1,604,907	KRW	1,597,721	1/20/2022	HUS	7,186	-	7,186
USD	1,509,992	KRW	1,513,631	1/20/2022	HUS	-	(3,639)	(3,639)
USD	1,426,893	KRW	1,429,540	1/20/2022	HUS	-	(2,647)	(2,647)
USD	1,421,132	KRW	1,424,115	1/20/2022	HUS	-	(2,983)	(2,983)
USD	1,421,287	KRW	1,424,115	1/20/2022	HUS	-	(2,828)	(2,828)
USD	1,421,621	KRW	1,424,115	1/20/2022	HUS	-	(2,494)	(2,494)
USD	1,292,890	KRW	1,294,995	1/20/2022	HUS	-	(2,105)	(2,105)
USD	1,293,603	KRW	1,294,039	1/20/2022	HUS	-	(436)	(436)
USD	1,268,295	KRW	1,261,359	1/20/2022	HUS	6,936	-	6,936
USD	1,263,354	KRW	1,261,359	1/20/2022	HUS	1,995	-	1,995
USD	1,259,785	KRW	1,261,359	1/20/2022	HUS	-	(1,574)	(1,574)
USD	1,177,402	KRW	1,177,268	1/20/2022	HUS	134	-	134
USD	1,176,441	KRW	1,177,268	1/20/2022	HUS	-	(827)	(827)
USD	1,108,629	KRW	1,109,996	1/20/2022	HUS	-	(1,367)	(1,367)
USD	1,015,733	KRW	1,017,225	1/20/2022	HUS	-	(1,492)	(1,492)
USD	1,014,915	KRW	1,017,225	1/20/2022	HUS	-	(2,310)	(2,310)
USD	1,014,513	KRW	1,009,087	1/20/2022	HUS	5,426	-	5,426
USD	924,160	KRW	924,996	1/20/2022	HUS	-	(836)	(836)
USD	758,041	KRW	756,815	1/20/2022	HUS	1,226	-	1,226
USD	507,720	KRW	504,544	1/20/2022	HUS	3,176	-	3,176
USD	506,351	KRW	504,544	1/20/2022	HUS	1,807	-	1,807
USD	422,047	KRW	420,453	1/20/2022	HUS	1,594	-	1,594
USD	168,802	KRW	168,181	1/20/2022	HUS	621	-	621
USD	135,384	KRW	135,501	1/20/2022	HUS	-	(117)	(117)
PHP	48,991	USD	49,516	1/21/2022	HUS	-	(525)	(525)
PHP	48,991	USD	49,579	1/21/2022	HUS	-	(588)	(588)
PHP	48,991	USD	49,572	1/21/2022	HUS	-	(581)	(581)
PHP	48,991	USD	50,069	1/21/2022	HUS	-	(1,078)	(1,078)
PHP	97,982	USD	99,022	1/21/2022	HUS	-	(1,040)	(1,040)
PHP	146,972	USD	148,494	1/21/2022	HUS	-	(1,522)	(1,522)
PHP	146,972	USD	148,506	1/21/2022	HUS	-	(1,534)	(1,534)
PHP	146,972	USD	148,517	1/21/2022	HUS	-	(1,545)	(1,545)
PHP	195,963	USD	198,161	1/21/2022	HUS	-	(2,198)	(2,198)
PHP	195,963	USD	198,020	1/21/2022	HUS	-	(2,057)	(2,057)
PHP	244,954	USD	247,859	1/21/2022	HUS	-	(2,905)	(2,905)
PHP	244,954	USD	247,628	1/21/2022	HUS	-	(2,674)	(2,674)
PHP	244,954	USD	247,701	1/21/2022	HUS	-	(2,747)	(2,747)
PHP	391,926	USD	396,520	1/21/2022	HUS	-	(4,594)	(4,594)
PHP	587,889	USD	594,106	1/21/2022	HUS	-	(6,217)	(6,217)
PHP	4,948,070	USD	5,034,594	1/21/2022	HUS	-	(86,524)	(86,524)
PHP	28,708,603	USD	28,942,285	1/21/2022	HUS	-	(233,682)	(233,682)
USD	4,841,549	PHP	4,850,088	1/21/2022	HUS	-	(8,539)	(8,539)
USD	2,800,487	PHP	2,792,475	1/21/2022	HUS	8,012	-	8,012
USD	2,625,434	PHP	2,631,505	1/21/2022	HUS	-	(6,071)	(6,071)
USD	2,131,745	PHP	2,139,264	1/21/2022	HUS	-	(7,519)	(7,519)
USD	1,968,137	PHP	1,973,629	1/21/2022	HUS	-	(5,492)	(5,492)
USD	1,119,178	PHP	1,126,788	1/21/2022	HUS	-	(7,610)	(7,610)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	388,138	PHP	391,926	1/21/2022	HUS	$-	$(3,788)	$(3,788)
USD	291,251	PHP	293,945	1/21/2022	HUS	-	(2,694)	(2,694)
USD	49,567	PHP	48,991	1/21/2022	HUS	576	-	576
USD	49,205	PHP	48,991	1/21/2022	HUS	214	-	214
USD	16,264	PHP	16,330	1/21/2022	HUS	-	(66)	(66)
CNY	78,314	USD	78,169	1/26/2022	HUS	145	-	145
CNY	156,629	USD	156,358	1/26/2022	HUS	271	-	271
CNY	156,629	USD	156,347	1/26/2022	HUS	282	-	282
CNY	156,629	USD	156,384	1/26/2022	HUS	245	-	245
CNY	156,629	USD	156,409	1/26/2022	HUS	220	-	220
CNY	156,629	USD	156,561	1/26/2022	HUS	68	-	68
CNY	234,943	USD	234,830	1/26/2022	HUS	113	-	113
CNY	234,943	USD	234,860	1/26/2022	HUS	83	-	83
CNY	313,258	USD	313,107	1/26/2022	HUS	151	-	151
CNY	313,258	USD	313,303	1/26/2022	HUS	-	(45)	(45)
CNY	313,258	USD	313,219	1/26/2022	HUS	39	-	39
CNY	469,887	USD	469,190	1/26/2022	HUS	697	-	697
CNY	548,201	USD	547,619	1/26/2022	HUS	582	-	582
CNY	48,006,754	USD	48,036,875	1/26/2022	HUS	-	(30,121)	(30,121)
USD	940,160	CNY	939,773	1/26/2022	HUS	387	-	387
USD	548,039	CNY	548,201	1/26/2022	HUS	-	(162)	(162)
USD	469,933	CNY	469,887	1/26/2022	HUS	46	-	46
USD	234,668	CNY	234,943	1/26/2022	HUS	-	(275)	(275)
USD	78,179	CNY	78,314	1/26/2022	HUS	-	(135)	(135)
COP	1,765,909	USD	1,913,423	1/27/2022	HUS	-	(147,514)	(147,514)
COP	2,452,652	USD	2,554,148	1/27/2022	HUS	-	(101,496)	(101,496)
USD	2,611,635	COP	2,501,705	1/27/2022	HUS	109,930	-	109,930
USD	2,338,824	COP	2,256,439	1/27/2022	HUS	82,385	-	82,385
USD	2,380,164	COP	2,256,439	1/27/2022	HUS	123,725	-	123,725
USD	1,442,421	COP	1,385,027	1/27/2022	HUS	57,394	-	57,394
USD	1,009,421	COP	969,519	1/27/2022	HUS	39,902	-	39,902
USD	765,247	COP	732,792	1/27/2022	HUS	32,455	-	32,455
USD	564,755	COP	540,584	1/27/2022	HUS	24,171	-	24,171
USD	564,179	COP	540,584	1/27/2022	HUS	23,595	-	23,595
USD	564,636	COP	540,584	1/27/2022	HUS	24,052	-	24,052
KRW	84,075	USD	85,131	1/28/2022	HUS	-	(1,056)	(1,056)
KRW	126,113	USD	127,357	1/28/2022	HUS	-	(1,244)	(1,244)
KRW	168,151	USD	170,265	1/28/2022	HUS	-	(2,114)	(2,114)
KRW	252,226	USD	255,369	1/28/2022	HUS	-	(3,143)	(3,143)
KRW	420,376	USD	422,425	1/28/2022	HUS	-	(2,049)	(2,049)
KRW	420,376	USD	422,203	1/28/2022	HUS	-	(1,827)	(1,827)
KRW	504,452	USD	509,585	1/28/2022	HUS	-	(5,133)	(5,133)
KRW	1,008,903	USD	1,013,453	1/28/2022	HUS	-	(4,550)	(4,550)
KRW	1,177,054	USD	1,182,303	1/28/2022	HUS	-	(5,249)	(5,249)
KRW	2,101,882	USD	2,112,918	1/28/2022	HUS	-	(11,036)	(11,036)
KRW	2,354,108	USD	2,383,710	1/28/2022	HUS	-	(29,602)	(29,602)
KRW	2,438,183	USD	2,460,818	1/28/2022	HUS	-	(22,635)	(22,635)
KRW	2,522,258	USD	2,555,344	1/28/2022	HUS	-	(33,086)	(33,086)
KRW	2,774,484	USD	2,810,544	1/28/2022	HUS	-	(36,060)	(36,060)
KRW	2,787,759	USD	2,816,196	1/28/2022	HUS	-	(28,437)	(28,437)
KRW	2,900,597	USD	2,938,847	1/28/2022	HUS	-	(38,250)	(38,250)
KRW	2,900,597	USD	2,938,897	1/28/2022	HUS	-	(38,300)	(38,300)
KRW	3,097,510	USD	3,129,001	1/28/2022	HUS	-	(31,491)	(31,491)
KRW	3,110,785	USD	3,152,155	1/28/2022	HUS	-	(41,370)	(41,370)
KRW	3,110,785	USD	3,149,472	1/28/2022	HUS	-	(38,687)	(38,687)
KRW	3,278,935	USD	3,312,383	1/28/2022	HUS	-	(33,448)	(33,448)
KRW	3,909,500	USD	3,946,631	1/28/2022	HUS	-	(37,131)	(37,131)
KRW	4,119,688	USD	4,154,500	1/28/2022	HUS	-	(34,812)	(34,812)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
KRW	4,119,688	USD	4,159,451	1/28/2022	HUS	$-	$(39,763)	$(39,763)
KRW	4,203,763	USD	4,239,443	1/28/2022	HUS	-	(35,680)	(35,680)
KRW	4,455,989	USD	4,493,810	1/28/2022	HUS	-	(37,821)	(37,821)
KRW	4,708,215	USD	4,753,913	1/28/2022	HUS	-	(45,698)	(45,698)
KRW	4,792,290	USD	4,840,764	1/28/2022	HUS	-	(48,474)	(48,474)
KRW	4,792,290	USD	4,833,361	1/28/2022	HUS	-	(41,071)	(41,071)
USD	77,464,949	KRW	77,265,172	1/28/2022	HUS	199,777	-	199,777
BRL	17,831	USD	17,483	2/2/2022	HUS	348	-	348
BRL	106,987	USD	105,756	2/2/2022	HUS	1,231	-	1,231
BRL	106,987	USD	106,519	2/2/2022	HUS	468	-	468
BRL	124,819	USD	123,365	2/2/2022	HUS	1,454	-	1,454
BRL	124,819	USD	122,998	2/2/2022	HUS	1,821	-	1,821
BRL	142,650	USD	141,023	2/2/2022	HUS	1,627	-	1,627
BRL	160,481	USD	158,285	2/2/2022	HUS	2,196	-	2,196
BRL	160,481	USD	158,321	2/2/2022	HUS	2,160	-	2,160
BRL	160,481	USD	159,912	2/2/2022	HUS	569	-	569
BRL	178,312	USD	176,094	2/2/2022	HUS	2,218	-	2,218
BRL	178,312	USD	175,850	2/2/2022	HUS	2,462	-	2,462
BRL	178,312	USD	175,795	2/2/2022	HUS	2,517	-	2,517
BRL	178,312	USD	176,312	2/2/2022	HUS	2,000	-	2,000
BRL	178,312	USD	176,097	2/2/2022	HUS	2,215	-	2,215
BRL	196,143	USD	193,713	2/2/2022	HUS	2,430	-	2,430
BRL	196,143	USD	193,478	2/2/2022	HUS	2,665	-	2,665
BRL	213,975	USD	211,039	2/2/2022	HUS	2,936	-	2,936
BRL	213,975	USD	211,012	2/2/2022	HUS	2,963	-	2,963
BRL	213,975	USD	211,503	2/2/2022	HUS	2,472	-	2,472
BRL	213,975	USD	210,875	2/2/2022	HUS	3,100	-	3,100
BRL	231,806	USD	228,566	2/2/2022	HUS	3,240	-	3,240
BRL	231,806	USD	229,183	2/2/2022	HUS	2,623	-	2,623
BRL	231,806	USD	229,106	2/2/2022	HUS	2,700	-	2,700
BRL	231,806	USD	229,092	2/2/2022	HUS	2,714	-	2,714
BRL	231,806	USD	228,461	2/2/2022	HUS	3,345	-	3,345
BRL	249,637	USD	246,719	2/2/2022	HUS	2,918	-	2,918
BRL	249,637	USD	246,198	2/2/2022	HUS	3,439	-	3,439
BRL	249,637	USD	246,808	2/2/2022	HUS	2,829	-	2,829
BRL	267,468	USD	264,060	2/2/2022	HUS	3,408	-	3,408
BRL	267,468	USD	264,437	2/2/2022	HUS	3,031	-	3,031
BRL	267,468	USD	264,321	2/2/2022	HUS	3,147	-	3,147
BRL	267,468	USD	264,288	2/2/2022	HUS	3,180	-	3,180
BRL	267,468	USD	263,859	2/2/2022	HUS	3,609	-	3,609
BRL	267,468	USD	263,809	2/2/2022	HUS	3,659	-	3,659
BRL	267,468	USD	264,562	2/2/2022	HUS	2,906	-	2,906
BRL	267,468	USD	266,354	2/2/2022	HUS	1,114	-	1,114
BRL	285,300	USD	281,890	2/2/2022	HUS	3,410	-	3,410
BRL	285,300	USD	281,056	2/2/2022	HUS	4,244	-	4,244
BRL	303,131	USD	299,040	2/2/2022	HUS	4,091	-	4,091
BRL	303,131	USD	299,285	2/2/2022	HUS	3,846	-	3,846
BRL	303,131	USD	299,587	2/2/2022	HUS	3,544	-	3,544
BRL	303,131	USD	299,601	2/2/2022	HUS	3,530	-	3,530
BRL	303,131	USD	299,631	2/2/2022	HUS	3,500	-	3,500
BRL	320,962	USD	316,881	2/2/2022	HUS	4,081	-	4,081
BRL	338,793	USD	334,954	2/2/2022	HUS	3,839	-	3,839
BRL	338,793	USD	334,473	2/2/2022	HUS	4,320	-	4,320
BRL	356,624	USD	351,211	2/2/2022	HUS	5,413	-	5,413
BRL	356,624	USD	350,986	2/2/2022	HUS	5,638	-	5,638
BRL	374,456	USD	370,354	2/2/2022	HUS	4,102	-	4,102
BRL	374,456	USD	369,928	2/2/2022	HUS	4,528	-	4,528
BRL	374,456	USD	368,684	2/2/2022	HUS	5,772	-	5,772

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	374,456	USD	368,614	2/2/2022	HUS	$5,842	$-	$5,842
BRL	392,287	USD	386,554	2/2/2022	HUS	5,733	-	5,733
BRL	410,118	USD	405,158	2/2/2022	HUS	4,960	-	4,960
BRL	410,118	USD	403,581	2/2/2022	HUS	6,537	-	6,537
BRL	838,067	USD	827,194	2/2/2022	HUS	10,873	-	10,873
BRL	838,067	USD	827,284	2/2/2022	HUS	10,783	-	10,783
BRL	1,657,550	USD	1,637,087	2/2/2022	HUS	20,463	-	20,463
BRL	1,873,031	USD	1,850,087	2/2/2022	HUS	22,944	-	22,944
BRL	5,527,678	USD	5,517,286	2/2/2022	HUS	10,392	-	10,392
BRL	6,472,732	USD	6,457,559	2/2/2022	HUS	15,173	-	15,173
BRL	7,310,800	USD	7,298,618	2/2/2022	HUS	12,182	-	12,182
BRL	7,756,580	USD	7,743,567	2/2/2022	HUS	13,013	-	13,013
USD	26,518,496	BRL	27,299,596	2/2/2022	HUS	-	(781,100)	(781,100)
USD	4,122,083	BRL	4,243,830	2/2/2022	HUS	-	(121,747)	(121,747)
USD	3,617,620	BRL	3,726,725	2/2/2022	HUS	-	(109,105)	(109,105)
USD	2,727,821	BRL	2,817,333	2/2/2022	HUS	-	(89,512)	(89,512)
USD	1,940,233	BRL	1,997,096	2/2/2022	HUS	-	(56,863)	(56,863)
USD	1,677,968	BRL	1,729,628	2/2/2022	HUS	-	(51,660)	(51,660)
USD	535,716	BRL	552,768	2/2/2022	HUS	-	(17,052)	(17,052)
USD	518,737	BRL	534,937	2/2/2022	HUS	-	(16,200)	(16,200)
USD	504,242	BRL	517,105	2/2/2022	HUS	-	(12,863)	(12,863)
USD	485,992	BRL	499,274	2/2/2022	HUS	-	(13,282)	(13,282)
USD	482,770	BRL	499,274	2/2/2022	HUS	-	(16,504)	(16,504)
USD	483,120	BRL	499,274	2/2/2022	HUS	-	(16,154)	(16,154)
USD	468,628	BRL	481,443	2/2/2022	HUS	-	(12,815)	(12,815)
USD	466,704	BRL	481,443	2/2/2022	HUS	-	(14,739)	(14,739)
USD	466,695	BRL	481,443	2/2/2022	HUS	-	(14,748)	(14,748)
USD	465,799	BRL	481,443	2/2/2022	HUS	-	(15,644)	(15,644)
USD	450,646	BRL	463,612	2/2/2022	HUS	-	(12,966)	(12,966)
USD	449,073	BRL	463,612	2/2/2022	HUS	-	(14,539)	(14,539)
USD	432,295	BRL	445,780	2/2/2022	HUS	-	(13,485)	(13,485)
USD	432,302	BRL	445,780	2/2/2022	HUS	-	(13,478)	(13,478)
USD	431,600	BRL	445,780	2/2/2022	HUS	-	(14,180)	(14,180)
USD	415,858	BRL	427,949	2/2/2022	HUS	-	(12,091)	(12,091)
USD	416,515	BRL	427,949	2/2/2022	HUS	-	(11,434)	(11,434)
USD	398,646	BRL	410,118	2/2/2022	HUS	-	(11,472)	(11,472)
USD	398,768	BRL	410,118	2/2/2022	HUS	-	(11,350)	(11,350)
USD	398,310	BRL	410,118	2/2/2022	HUS	-	(11,808)	(11,808)
USD	399,680	BRL	410,118	2/2/2022	HUS	-	(10,438)	(10,438)
USD	398,952	BRL	410,118	2/2/2022	HUS	-	(11,166)	(11,166)
USD	399,798	BRL	410,118	2/2/2022	HUS	-	(10,320)	(10,320)
USD	397,143	BRL	410,118	2/2/2022	HUS	-	(12,975)	(12,975)
USD	381,231	BRL	392,287	2/2/2022	HUS	-	(11,056)	(11,056)
USD	381,878	BRL	392,287	2/2/2022	HUS	-	(10,409)	(10,409)
USD	379,743	BRL	392,287	2/2/2022	HUS	-	(12,544)	(12,544)
USD	364,076	BRL	374,456	2/2/2022	HUS	-	(10,380)	(10,380)
USD	364,012	BRL	374,456	2/2/2022	HUS	-	(10,444)	(10,444)
USD	364,958	BRL	374,456	2/2/2022	HUS	-	(9,498)	(9,498)
USD	362,357	BRL	374,456	2/2/2022	HUS	-	(12,099)	(12,099)
USD	362,062	BRL	374,456	2/2/2022	HUS	-	(12,394)	(12,394)
USD	346,548	BRL	356,624	2/2/2022	HUS	-	(10,076)	(10,076)
USD	346,344	BRL	356,624	2/2/2022	HUS	-	(10,280)	(10,280)
USD	347,168	BRL	356,624	2/2/2022	HUS	-	(9,456)	(9,456)
USD	329,227	BRL	338,793	2/2/2022	HUS	-	(9,566)	(9,566)
USD	329,804	BRL	338,793	2/2/2022	HUS	-	(8,989)	(8,989)
USD	330,337	BRL	338,793	2/2/2022	HUS	-	(8,456)	(8,456)
USD	328,860	BRL	338,793	2/2/2022	HUS	-	(9,933)	(9,933)
USD	327,828	BRL	338,793	2/2/2022	HUS	-	(10,965)	(10,965)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	327,791	BRL	338,793	2/2/2022	HUS	$-	$(11,002)	$(11,002)
USD	311,872	BRL	320,962	2/2/2022	HUS	-	(9,090)	(9,090)
USD	310,544	BRL	320,962	2/2/2022	HUS	-	(10,418)	(10,418)
USD	310,592	BRL	320,962	2/2/2022	HUS	-	(10,370)	(10,370)
USD	294,497	BRL	303,131	2/2/2022	HUS	-	(8,634)	(8,634)
USD	294,720	BRL	303,131	2/2/2022	HUS	-	(8,411)	(8,411)
USD	294,674	BRL	303,131	2/2/2022	HUS	-	(8,457)	(8,457)
USD	295,499	BRL	303,131	2/2/2022	HUS	-	(7,632)	(7,632)
USD	296,024	BRL	303,131	2/2/2022	HUS	-	(7,107)	(7,107)
USD	294,242	BRL	303,131	2/2/2022	HUS	-	(8,889)	(8,889)
USD	293,825	BRL	303,131	2/2/2022	HUS	-	(9,306)	(9,306)
USD	277,314	BRL	285,299	2/2/2022	HUS	-	(7,985)	(7,985)
USD	277,305	BRL	285,299	2/2/2022	HUS	-	(7,994)	(7,994)
USD	277,387	BRL	285,299	2/2/2022	HUS	-	(7,912)	(7,912)
USD	277,298	BRL	285,299	2/2/2022	HUS	-	(8,001)	(8,001)
USD	278,304	BRL	285,299	2/2/2022	HUS	-	(6,995)	(6,995)
USD	278,158	BRL	285,299	2/2/2022	HUS	-	(7,141)	(7,141)
USD	278,243	BRL	285,299	2/2/2022	HUS	-	(7,056)	(7,056)
USD	276,581	BRL	285,299	2/2/2022	HUS	-	(8,718)	(8,718)
USD	259,941	BRL	267,468	2/2/2022	HUS	-	(7,527)	(7,527)
USD	259,865	BRL	267,468	2/2/2022	HUS	-	(7,603)	(7,603)
USD	259,963	BRL	267,468	2/2/2022	HUS	-	(7,505)	(7,505)
USD	260,806	BRL	267,468	2/2/2022	HUS	-	(6,662)	(6,662)
USD	260,945	BRL	267,468	2/2/2022	HUS	-	(6,523)	(6,523)
USD	261,890	BRL	267,468	2/2/2022	HUS	-	(5,578)	(5,578)
USD	260,425	BRL	267,468	2/2/2022	HUS	-	(7,043)	(7,043)
USD	260,246	BRL	267,468	2/2/2022	HUS	-	(7,222)	(7,222)
USD	259,646	BRL	267,468	2/2/2022	HUS	-	(7,822)	(7,822)
USD	259,723	BRL	267,468	2/2/2022	HUS	-	(7,745)	(7,745)
USD	258,883	BRL	267,468	2/2/2022	HUS	-	(8,585)	(8,585)
USD	258,790	BRL	267,468	2/2/2022	HUS	-	(8,678)	(8,678)
USD	242,549	BRL	249,637	2/2/2022	HUS	-	(7,088)	(7,088)
USD	242,555	BRL	249,637	2/2/2022	HUS	-	(7,082)	(7,082)
USD	242,651	BRL	249,637	2/2/2022	HUS	-	(6,986)	(6,986)
USD	243,368	BRL	249,637	2/2/2022	HUS	-	(6,269)	(6,269)
USD	242,058	BRL	249,637	2/2/2022	HUS	-	(7,579)	(7,579)
USD	241,613	BRL	249,637	2/2/2022	HUS	-	(8,024)	(8,024)
USD	225,357	BRL	231,806	2/2/2022	HUS	-	(6,449)	(6,449)
USD	225,655	BRL	231,806	2/2/2022	HUS	-	(6,151)	(6,151)
USD	225,710	BRL	231,806	2/2/2022	HUS	-	(6,096)	(6,096)
USD	224,290	BRL	231,806	2/2/2022	HUS	-	(7,516)	(7,516)
USD	208,045	BRL	213,975	2/2/2022	HUS	-	(5,930)	(5,930)
USD	207,950	BRL	213,975	2/2/2022	HUS	-	(6,025)	(6,025)
USD	207,969	BRL	213,975	2/2/2022	HUS	-	(6,006)	(6,006)
USD	207,915	BRL	213,975	2/2/2022	HUS	-	(6,060)	(6,060)
USD	208,013	BRL	213,975	2/2/2022	HUS	-	(5,962)	(5,962)
USD	208,560	BRL	213,975	2/2/2022	HUS	-	(5,415)	(5,415)
USD	208,762	BRL	213,975	2/2/2022	HUS	-	(5,213)	(5,213)
USD	208,580	BRL	213,975	2/2/2022	HUS	-	(5,395)	(5,395)
USD	208,437	BRL	213,975	2/2/2022	HUS	-	(5,538)	(5,538)
USD	207,122	BRL	213,975	2/2/2022	HUS	-	(6,853)	(6,853)
USD	191,188	BRL	196,143	2/2/2022	HUS	-	(4,955)	(4,955)
USD	191,188	BRL	196,143	2/2/2022	HUS	-	(4,955)	(4,955)
USD	191,440	BRL	196,143	2/2/2022	HUS	-	(4,703)	(4,703)
USD	189,663	BRL	196,143	2/2/2022	HUS	-	(6,480)	(6,480)
USD	173,317	BRL	178,312	2/2/2022	HUS	-	(4,995)	(4,995)
USD	173,203	BRL	178,312	2/2/2022	HUS	-	(5,109)	(5,109)
USD	173,299	BRL	178,312	2/2/2022	HUS	-	(5,013)	(5,013)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	174,322	BRL	178,312	2/2/2022	HUS	$-	$(3,990)	$(3,990)
USD	174,339	BRL	178,312	2/2/2022	HUS	-	(3,973)	(3,973)
USD	174,301	BRL	178,312	2/2/2022	HUS	-	(4,011)	(4,011)
USD	174,339	BRL	178,312	2/2/2022	HUS	-	(3,973)	(3,973)
USD	173,286	BRL	178,312	2/2/2022	HUS	-	(5,026)	(5,026)
USD	173,267	BRL	178,312	2/2/2022	HUS	-	(5,045)	(5,045)
USD	173,861	BRL	178,312	2/2/2022	HUS	-	(4,451)	(4,451)
USD	173,971	BRL	178,312	2/2/2022	HUS	-	(4,341)	(4,341)
USD	173,963	BRL	178,312	2/2/2022	HUS	-	(4,349)	(4,349)
USD	173,602	BRL	178,312	2/2/2022	HUS	-	(4,710)	(4,710)
USD	173,100	BRL	178,312	2/2/2022	HUS	-	(5,212)	(5,212)
USD	173,143	BRL	178,312	2/2/2022	HUS	-	(5,169)	(5,169)
USD	155,908	BRL	160,481	2/2/2022	HUS	-	(4,573)	(4,573)
USD	155,855	BRL	160,481	2/2/2022	HUS	-	(4,626)	(4,626)
USD	155,895	BRL	160,481	2/2/2022	HUS	-	(4,586)	(4,586)
USD	155,936	BRL	160,481	2/2/2022	HUS	-	(4,545)	(4,545)
USD	156,864	BRL	160,481	2/2/2022	HUS	-	(3,617)	(3,617)
USD	156,726	BRL	160,481	2/2/2022	HUS	-	(3,755)	(3,755)
USD	156,435	BRL	160,481	2/2/2022	HUS	-	(4,046)	(4,046)
USD	156,574	BRL	160,481	2/2/2022	HUS	-	(3,907)	(3,907)
USD	156,331	BRL	160,481	2/2/2022	HUS	-	(4,150)	(4,150)
USD	156,489	BRL	160,481	2/2/2022	HUS	-	(3,992)	(3,992)
USD	157,118	BRL	160,481	2/2/2022	HUS	-	(3,363)	(3,363)
USD	157,087	BRL	160,481	2/2/2022	HUS	-	(3,394)	(3,394)
USD	156,205	BRL	160,481	2/2/2022	HUS	-	(4,276)	(4,276)
USD	155,762	BRL	160,481	2/2/2022	HUS	-	(4,719)	(4,719)
USD	155,771	BRL	160,481	2/2/2022	HUS	-	(4,710)	(4,710)
USD	155,814	BRL	160,481	2/2/2022	HUS	-	(4,667)	(4,667)
USD	138,550	BRL	142,650	2/2/2022	HUS	-	(4,100)	(4,100)
USD	138,622	BRL	142,650	2/2/2022	HUS	-	(4,028)	(4,028)
USD	139,555	BRL	142,650	2/2/2022	HUS	-	(3,095)	(3,095)
USD	138,961	BRL	142,650	2/2/2022	HUS	-	(3,689)	(3,689)
USD	139,079	BRL	142,650	2/2/2022	HUS	-	(3,571)	(3,571)
USD	139,153	BRL	142,650	2/2/2022	HUS	-	(3,497)	(3,497)
USD	139,590	BRL	142,650	2/2/2022	HUS	-	(3,060)	(3,060)
USD	121,305	BRL	124,819	2/2/2022	HUS	-	(3,514)	(3,514)
USD	121,298	BRL	124,819	2/2/2022	HUS	-	(3,521)	(3,521)
USD	121,284	BRL	124,819	2/2/2022	HUS	-	(3,535)	(3,535)
USD	122,060	BRL	124,819	2/2/2022	HUS	-	(2,759)	(2,759)
USD	121,565	BRL	124,819	2/2/2022	HUS	-	(3,254)	(3,254)
USD	121,755	BRL	124,819	2/2/2022	HUS	-	(3,064)	(3,064)
USD	122,199	BRL	124,819	2/2/2022	HUS	-	(2,620)	(2,620)
USD	103,942	BRL	106,987	2/2/2022	HUS	-	(3,045)	(3,045)
USD	104,577	BRL	106,987	2/2/2022	HUS	-	(2,410)	(2,410)
USD	104,346	BRL	106,987	2/2/2022	HUS	-	(2,641)	(2,641)
USD	104,337	BRL	106,987	2/2/2022	HUS	-	(2,650)	(2,650)
USD	104,683	BRL	106,987	2/2/2022	HUS	-	(2,304)	(2,304)
USD	86,481	BRL	89,156	2/2/2022	HUS	-	(2,675)	(2,675)
USD	86,778	BRL	89,156	2/2/2022	HUS	-	(2,378)	(2,378)
USD	69,196	BRL	71,325	2/2/2022	HUS	-	(2,129)	(2,129)
USD	69,709	BRL	71,325	2/2/2022	HUS	-	(1,616)	(1,616)
USD	69,749	BRL	71,325	2/2/2022	HUS	-	(1,576)	(1,576)
USD	52,076	BRL	53,494	2/2/2022	HUS	-	(1,418)	(1,418)
USD	52,076	BRL	53,494	2/2/2022	HUS	-	(1,418)	(1,418)
USD	34,612	BRL	35,662	2/2/2022	HUS	-	(1,050)	(1,050)
USD	34,729	BRL	35,662	2/2/2022	HUS	-	(933)	(933)
USD	34,688	BRL	35,662	2/2/2022	HUS	-	(974)	(974)
USD	17,420	BRL	17,831	2/2/2022	HUS	-	(411)	(411)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	17,336	BRL	17,831	2/2/2022	HUS	$-	$(495)	$(495)
USD	17,345	BRL	17,831	2/2/2022	HUS	-	(486)	(486)
USD	17,336	BRL	17,831	2/2/2022	HUS	-	(495)	(495)
USD	17,341	BRL	17,831	2/2/2022	HUS	-	(490)	(490)
USD	6,982,299	CLP	6,658,423	2/7/2022	HUS	323,876	-	323,876
USD	1,305,455	COP	1,287,321	2/10/2022	HUS	18,134	-	18,134
USD	978,772	COP	965,490	2/10/2022	HUS	13,282	-	13,282
PHP	48,930	USD	49,821	2/18/2022	HUS	-	(891)	(891)
PHP	48,930	USD	49,722	2/18/2022	HUS	-	(792)	(792)
PHP	48,930	USD	49,711	2/18/2022	HUS	-	(781)	(781)
PHP	97,860	USD	99,653	2/18/2022	HUS	-	(1,793)	(1,793)
PHP	97,860	USD	99,637	2/18/2022	HUS	-	(1,777)	(1,777)
PHP	97,860	USD	99,447	2/18/2022	HUS	-	(1,587)	(1,587)
PHP	195,721	USD	199,227	2/18/2022	HUS	-	(3,506)	(3,506)
PEN	125,159	USD	125,363	1/24/2022	RBS	-	(204)	(204)
PEN	187,739	USD	188,036	1/24/2022	RBS	-	(297)	(297)
PEN	187,739	USD	187,867	1/24/2022	RBS	-	(128)	(128)
PEN	187,739	USD	188,008	1/24/2022	RBS	-	(269)	(269)
PEN	187,739	USD	188,055	1/24/2022	RBS	-	(316)	(316)
PEN	250,318	USD	250,733	1/24/2022	RBS	-	(415)	(415)
PEN	312,898	USD	313,338	1/24/2022	RBS	-	(440)	(440)
PEN	312,898	USD	313,331	1/24/2022	RBS	-	(433)	(433)
PEN	312,898	USD	313,417	1/24/2022	RBS	-	(519)	(519)
PEN	375,477	USD	376,232	1/24/2022	RBS	-	(755)	(755)
PEN	500,636	USD	501,391	1/24/2022	RBS	-	(755)	(755)
PEN	500,636	USD	501,366	1/24/2022	RBS	-	(730)	(730)
PEN	563,216	USD	564,009	1/24/2022	RBS	-	(793)	(793)
PEN	1,063,853	USD	1,065,822	1/24/2022	RBS	-	(1,969)	(1,969)
PEN	1,251,591	USD	1,259,826	1/24/2022	RBS	-	(8,235)	(8,235)
PEN	1,251,591	USD	1,259,427	1/24/2022	RBS	-	(7,836)	(7,836)
USD	1,790,565	PEN	1,814,807	1/24/2022	RBS	-	(24,242)	(24,242)
USD	1,502,332	PEN	1,564,489	1/24/2022	RBS	-	(62,157)	(62,157)
USD	1,058,887	PEN	1,063,853	1/24/2022	RBS	-	(4,966)	(4,966)
USD	612,070	PEN	625,796	1/24/2022	RBS	-	(13,726)	(13,726)
USD	612,295	PEN	625,796	1/24/2022	RBS	-	(13,501)	(13,501)
USD	601,044	PEN	625,796	1/24/2022	RBS	-	(24,752)	(24,752)
USD	489,584	PEN	500,636	1/24/2022	RBS	-	(11,052)	(11,052)
USD	432,227	PEN	438,057	1/24/2022	RBS	-	(5,830)	(5,830)
USD	306,065	PEN	312,898	1/24/2022	RBS	-	(6,833)	(6,833)
USD	183,599	PEN	187,739	1/24/2022	RBS	-	(4,140)	(4,140)

						$6,864,218	$(8,498,721)	$(1,634,503)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
CBK	Citibank, N.A.
HUS	HSBC Bank (USA)
RBS	Royal Bank of Scotland PLC

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
HKD	Hong Kong Dollar
INR	Indian Rupee
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

Index Abbreviations:
CAC40	Euronet Paris—French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International—Europe, Australasia, and Far East.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
Russell 2000	U.S. Small-Cap Stock Market Index.
S&P 500	S&P 500 Index—U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
LME	London Metal Exchange.
SGX	Singapore Stock Exchange.

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
Euribor	Euro Interbank Offered Rate.
GILT	Bank of England Bonds.
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending.
Schatz	Short-dated equivalent of the Bobl and Bund futures.
SOFR	Secured Overnight Financing Rate
Sonia	Sterling Overnight Index Rate.
Sugar #11	World Benchmark for raw sugar.
ULSD	Ultra-low-sulfur diesel.
WTI	West Texas Intermediate.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2021, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$1,779,644,341	$-	$1,779,644,341

Total Investments in Securities - Assets	$-	$1,779,644,341	$-	$1,779,644,341

Financial Derivative Instruments - Assets
Futures Contracts	$33,961,053	$-	$-	$33,961,053
Forward Foreign Currency Contracts	-	6,864,218	-	6,864,218

Total Financial Derivative Instruments - Assets	$33,961,053	$6,864,218	$-	$40,825,271

Financial Derivative Instruments - Liabilities
Futures Contracts	$(32,240,951)	$-	$-	$(32,240,951)
Forward Foreign Currency Contracts	-	(8,498,721)	-	(8,498,721)

Total Financial Derivative Instruments - Liabilities	$(32,240,951)	$(8,498,721)	$-	$(40,739,672)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2021

	Principal Amount*	Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 24.56%
Deutsche Bundesrepublik Inflation-Linked Bond, 0.500%, Due 4/15/2030, Series I/LA B C	EUR 51,647,980	$72,750,263
French Republic Government Bond OAT, 0.700%, Due 7/25/2030, Series OATEB C D	EUR 46,348,145	65,048,839
United Kingdom Gilt Inflation-Linked, 0.125%, Due 3/22/2029, Series 3MOB C	GBP 51,232,740	87,358,882

Total Foreign Sovereign Obligations (Cost $228,039,671)		225,157,984

U.S. TREASURY OBLIGATIONS - 19.09%
United States Treasury Inflation-Protected Security, 0.125%, Due 4/15/2026C	$69,590,400	75,112,779
0.125%, Due 1/15/2031C	89,227,320	99,943,312

Total U.S. Treasury Obligations (Cost $174,249,228)		175,056,091

SHORT-TERM INVESTMENTS - 41.43%

U.S. Treasury Obligations - 41.43%
U.S. Treasury Bills,
0.052%, Due 2/24/2022A	5,000,000	4,999,801
0.049%, Due 3/3/2022A	25,000,000	24,998,054
0.051%, Due 4/14/2022	25,000,000	24,994,740
0.055%, Due 4/21/2022	50,000,000	49,988,937
0.111%, Due 4/28/2022A	80,000,000	79,980,514
0.159%, Due 5/12/2022A	70,000,000	69,977,425
0.063%, Due 5/19/2022	50,000,000	49,981,536
0.211%, Due 6/9/2022A	75,000,000	74,964,021

Total Short-Term Investments (Cost $379,907,713)		379,885,028

TOTAL INVESTMENTS - 85.08% (Cost $782,196,612)		780,099,103
OTHER ASSETS, NET OF LIABILITIES - 14.92%		136,814,349

TOTAL NET ASSETS - 100.00%		$916,913,452

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A All or a portion represents positions held by the American Beacon Cayman TargetRisk Co., Ltd.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Inflation-Indexed Note.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $65,048,839 or 7.09% of net assets. The Fund has no right to demand registration of these securities.

Long Futures Contracts Open on December 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	100	January 2022	$17,937,629	$18,163,395	$225,766
CAC40 Index	226	January 2022	17,965,608	18,379,004	413,396
DAX Index	51	March 2022	22,649,448	23,016,364	366,916
Euro Stoxx 50 Index	747	March 2022	35,563,686	36,463,439	899,753
FTSE 100 Index	405	March 2022	39,589,071	40,149,269	560,198
FTSE China A50 Index	993	January 2022	15,774,744	15,589,107	(185,637)
FTSE Taiwan Index	161	January 2022	10,225,906	10,326,540	100,634
FTSE/JSE Top 40 Index	100	March 2022	4,110,503	4,204,079	93,576
FTSE/MIB Index	111	March 2022	16,796,087	17,217,120	421,033
Hang Seng China Enterprises Index	242	January 2022	12,744,928	12,828,478	83,550
Hang Seng Index	94	January 2022	14,037,205	14,135,171	97,966
iShares STOXX Europe 600 UCITS ETF	46	March 2022	920,867	953,676	32,809
KOSPI 200 Index	254	March 2022	21,065,692	21,059,832	(5,860)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2021

Equity Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
MSCI SING IX ETS	266	January 2022	$6,660,378	$6,714,151	$53,773
NASDAQ 100 E-Mini	135	March 2022	43,811,618	44,066,025	254,407
Nikkei 225 (SGX)	265	March 2022	32,902,946	33,127,880	224,934
OMXS30 Index	801	January 2022	20,621,025	21,445,068	824,043
S&P 500 E-Mini Index	366	March 2022	85,727,372	87,080,550	1,353,178
S&P 500 E-Mini Index	10	March 2022	2,033,394	2,070,400	37,006
S&P/TSX 60 Index	249	March 2022	49,675,961	50,427,938	751,977
SGX NIFTY 50 Index	66	January 2022	2,269,246	2,302,014	32,768
SPI 200	226	March 2022	29,855,046	30,201,000	345,954
TOPIX Index	299	March 2022	51,586,806	51,778,492	191,686

			$554,525,166	$561,698,992	$7,173,826

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond	633	March 2022	$64,246,406	$64,092,003	$(154,403)
Australian 3-Year Bond	16	March 2022	1,328,269	1,328,799	530
Canadian 10-Year Bond	345	March 2022	38,059,421	38,897,901	838,480
Euro OAT	410	March 2022	77,256,253	76,155,947	(1,100,306)
Euro-Bobl	25	March 2022	3,824,379	3,792,342	(32,037)
Euro-BTP	343	March 2022	58,463,497	57,408,194	(1,055,303)
Euro-Bund	727	March 2022	143,922,872	141,841,102	(2,081,770)
Euro-Buxl 30-Year Bond	64	March 2022	15,743,731	15,063,898	(679,833)
Japanese 10-Year Government Bond	106	March 2022	140,065,648	139,689,994	(375,654)
Korea 10-Year Government Bond	382	March 2022	40,239,759	39,936,875	(302,884)
Korea 3-Year Government Bond	16	March 2022	1,467,075	1,468,568	1,493
Long GILT	434	March 2022	73,484,795	73,371,341	(113,454)
U.S. Long Bond	416	March 2022	65,835,522	66,742,000	906,478
U.S. Treasury 10-Year Note	1,763	March 2022	227,844,009	230,016,406	2,172,397
U.S. Treasury 2-Year Note	15	March 2022	3,275,496	3,272,578	(2,918)
U.S. Treasury 5-Year Note	36	March 2022	4,339,707	4,355,156	15,449
U.S. Ultra Bond	424	March 2022	81,812,094	83,581,000	1,768,906

			$1,041,208,933	$1,041,014,104	$(194,829)

Centrally Cleared Swap Agreements Outstanding on December 31, 2021:

Credit Default Swaps on Credit Indices - Buy Protection(1)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 12/31/2021(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials	1.00	Quarterly	12/20/2026	0.4768	EUR	15,000	$(420,878)	$(450,609)	$(29,731)
iTraxx Europe Senior Financials	5.00	Quarterly	12/20/2026	2.4210	EUR	5,000	(640,124)	(684,320)	(44,196)

							$(1,061,002)	$(1,134,929)	$(73,927)

Credit Default Swaps on Credit Indices - Sell Protection(2)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 12/31/2021(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials	5.00	Quarterly	12/20/2026	2.4210	EUR	90,000	$11,136,582	$12,317,753	$1,181,171
iTraxx Europe Senior Financials	1.00	Quarterly	12/20/2026	0.4768	EUR	205,000	5,746,886	6,158,326	411,440

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2021

Credit Default Swaps on Credit Indices - Sell Protection(2) (continued)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 12/31/2021(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Markit CDX NA.HY-31 5-Year Index Version 1	5.00	Quarterly	12/20/2026	2.9186	USD	85,000	$7,670,483	$7,958,719	$288,236
Markit CDX NA.HY-31 5-Year Index Version 1	1.00	Quarterly	12/20/2026	0.4932	USD	235,000	5,578,389	5,820,340	241,951

							$30,132,340	$32,255,138	$2,122,798

OTC Swap Agreements Outstanding on December 31, 2021:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Payment Frequency	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	BBUXALC INDEX	JPM	0.000%	Monthly	1/5/2022	989,000	121,223,553	$452	$5,164,063

									$452	$5,164,063

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5) The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts Open on December 31, 2021:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CAD	1,893,959	USD	1,867,542	1/20/2022	SSB	$26,417	$-	$26,417
AUD	2,005,437	USD	2,002,934	1/20/2022	SSB	2,503	-	2,503
JPY	2,123,855	USD	2,137,566	1/20/2022	SSB	-	(13,711)	(13,711)
JPY	2,312,145	USD	2,347,949	1/20/2022	SSB	-	(35,804)	(35,804)
EUR	3,840,772	USD	3,810,868	1/20/2022	SSB	29,904	-	29,904
JPY	4,190,639	USD	4,241,576	1/20/2022	SSB	-	(50,937)	(50,937)
EUR	4,431,895	USD	4,389,855	1/20/2022	SSB	42,040	-	42,040
EUR	5,408,047	USD	5,365,940	1/20/2022	SSB	42,107	-	42,107
EUR	6,253,112	USD	6,218,433	1/20/2022	SSB	34,679	-	34,679
GBP	9,310,101	USD	9,204,773	1/20/2022	SSB	105,328	-	105,328
USD	101,055,912	GBP	103,548,458	1/20/2022	SSB	-	(2,492,546)	(2,492,546)
USD	97,171,498	EUR	98,070,563	1/20/2022	SSB	-	(899,065)	(899,065)
USD	73,009,900	EUR	73,685,414	1/20/2022	SSB	-	(675,514)	(675,514)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2021

Forward Foreign Currency Contracts Open on December 31, 2021 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	9,089,576	JPY	8,980,933	1/20/2022	SSB	$108,643	$-	$108,643
USD	2,475,181	GBP	2,518,844	1/20/2022	SSB	-	(43,663)	(43,663)
USD	1,988,684	JPY	1,968,241	1/20/2022	SSB	20,443	-	20,443
USD	1,637,283	EUR	1,652,284	1/20/2022	SSB	-	(15,001)	(15,001)
USD	1,551,868	EUR	1,561,009	1/20/2022	SSB	-	(9,141)	(9,141)
USD	1,546,492	EUR	1,556,211	1/20/2022	SSB	-	(9,719)	(9,719)
USD	1,544,196	EUR	1,554,794	1/20/2022	SSB	-	(10,598)	(10,598)
USD	1,565,618	JPY	1,545,916	1/20/2022	SSB	19,702	-	19,702
USD	1,539,793	EUR	1,545,585	1/20/2022	SSB	-	(5,792)	(5,792)
USD	1,534,409	EUR	1,539,501	1/20/2022	SSB	-	(5,092)	(5,092)
USD	1,511,680	JPY	1,491,881	1/20/2022	SSB	19,799	-	19,799
USD	1,218,052	EUR	1,224,798	1/20/2022	SSB	-	(6,746)	(6,746)
USD	840,468	EUR	848,746	1/20/2022	SSB	-	(8,278)	(8,278)
USD	764,652	HKD	765,036	1/20/2022	SSB	-	(384)	(384)
USD	664,486	AUD	666,328	1/20/2022	SSB	-	(1,842)	(1,842)
USD	555,755	HKD	555,882	1/20/2022	SSB	-	(127)	(127)
USD	452,751	GBP	458,960	1/20/2022	SSB	-	(6,209)	(6,209)
USD	458,126	HKD	458,310	1/20/2022	SSB	-	(184)	(184)
USD	328,884	HKD	328,996	1/20/2022	SSB	-	(112)	(112)
USD	289,039	EUR	290,172	1/20/2022	SSB	-	(1,133)	(1,133)
USD	270,878	CAD	274,105	1/20/2022	SSB	-	(3,227)	(3,227)
USD	270,048	SEK	270,646	1/20/2022	SSB	-	(598)	(598)
USD	255,597	GBP	260,516	1/20/2022	SSB	-	(4,919)	(4,919)
USD	252,669	CAD	256,819	1/20/2022	SSB	-	(4,150)	(4,150)
USD	168,157	GBP	171,699	1/20/2022	SSB	-	(3,542)	(3,542)
USD	155,741	EUR	156,172	1/20/2022	SSB	-	(431)	(431)
USD	130,881	CAD	133,689	1/20/2022	SSB	-	(2,808)	(2,808)
USD	131,203	EUR	132,251	1/20/2022	SSB	-	(1,048)	(1,048)
USD	110,769	SGD	112,392	1/20/2022	SSB	-	(1,623)	(1,623)
USD	111,908	EUR	112,279	1/20/2022	SSB	-	(371)	(371)
USD	102,127	AUD	103,835	1/20/2022	SSB	-	(1,708)	(1,708)
USD	91,680	SGD	92,846	1/20/2022	SSB	-	(1,166)	(1,166)
USD	76,540	SEK	77,407	1/20/2022	SSB	-	(867)	(867)
USD	73,848	SGD	74,725	1/20/2022	SSB	-	(877)	(877)
USD	67,974	ZAR	68,002	1/20/2022	SSB	-	(28)	(28)
USD	64,203	SGD	65,176	1/20/2022	SSB	-	(973)	(973)
USD	46,109	SEK	46,483	1/20/2022	SSB	-	(374)	(374)
USD	36,459	AUD	37,233	1/20/2022	SSB	-	(774)	(774)
USD	19,333	ZAR	19,179	1/20/2022	SSB	154	-	154
USD	19,122	ZAR	19,152	1/20/2022	SSB	-	(30)	(30)
USD	2,064	ZAR	2,059	1/20/2022	SSB	5	-	5

						$451,724	$(4,321,112)	$(3,869,388)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2021

Currency Abbreviations (continued):
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
BBUXALC	Bloomberg Commodity ex-Agriculture and Livestock Capped Index.
CAC40	Euronet Paris—French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
ETF	Exchange-Traded Fund.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI SING IX ETS	Morgan Stanley Capital International Singapore Exchange-Traded Funds.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500	S&P 500 Index—U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SGX NIFTY	Singapore Stock Exchange NIFTY.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.
UCITS	Undertaking for Collective Investments in Transferable Securities.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
SGX	Singapore Stock Exchange.
OTC	Over-the-Counter.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
CDX	Credit Default Swap Index.
GILT	Bank of England Bonds.
iTraxx	Credit Default Swap Index.
LIBOR	London Interbank Offered Rate.
OAT	Obligations Assimilables du Trésor.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2021, the investments were classified as described below:

AHL TargetRisk Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations	$-	$225,157,984	$-	$225,157,984
U.S. Treasury Obligations	-	175,056,091	-	175,056,091
Short-Term Investments	-	379,885,028	-	379,885,028

Total Investments in Securities - Assets	$-	$780,099,103	$-	$780,099,103

Financial Derivative Instruments - Assets
Futures Contracts	$13,069,056	$-	$-	$13,069,056
Swap Contract Agreements	-	7,286,861	-	7,286,861
Forward Foreign Currency Contracts	-	451,724	-	451,724

Total Financial Derivative Instruments - Assets	$13,069,056	$7,738,585	$-	$20,807,641

Financial Derivative Instruments - Liabilities
Futures Contracts	$(6,090,059)	$-	$-	$(6,090,059)
Swap Contract Agreements	-	(73,927)	-	(73,927)
Forward Foreign Currency Contracts	-	(4,321,112)	-	(4,321,112)

Total Financial Derivative Instruments - Liabilities	$(6,090,059)	$(4,395,039)	$-	$(10,485,098)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

December 31, 2021

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 90.69%

U.S. Treasury Obligations - 90.69%
U.S. Treasury Bills,
0.031%, Due 1/6/2022	$1,450,000	$1,449,999
0.043%, Due 1/13/2022	1,500,000	1,499,994
0.044%, Due 2/17/2022	1,500,000	1,499,944
0.054%, Due 4/7/2022	2,000,000	1,999,619
0.055%, Due 4/28/2022	1,600,000	1,599,610
0.076%, Due 5/26/2022	1,500,000	1,499,440

Total Short-Term Investments (Cost $9,548,864)		9,548,606

TOTAL INVESTMENTS - 90.69% (Cost $9,548,864)		9,548,606
OTHER ASSETS, NET OF LIABILITIES - 9.31%		980,312

TOTAL NET ASSETS - 100.00%		$10,528,918

Percentages are stated as a percent of net assets.

Long Futures Contracts Open on December 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	2	January 2022	$360,071	$363,268	$3,197
CAC40 Index	4	January 2022	317,501	325,292	7,791
DAX Index	1	March 2022	443,929	451,301	7,372
Euro Stoxx 50 Index	13	March 2022	619,543	634,571	15,028
FTSE 100 Index	8	March 2022	782,747	793,072	10,325
FTSE China A50 Index	13	January 2022	206,641	204,087	(2,554)
FTSE Taiwan Index	2	January 2022	127,641	128,280	639
FTSE/JSE Top 40 Index	2	March 2022	81,915	84,082	2,167
FTSE/MIB Index	2	March 2022	302,755	310,218	7,463
Hang Seng China Enterprises Index	3	January 2022	158,101	159,031	930
Hang Seng Index	1	January 2022	149,393	150,374	981
iShares STOXX Europe 600 UCITS ETF	1	March 2022	19,958	20,732	774
KOSPI 200 Index	3	March 2022	247,895	248,738	843
MSCI SING IX ETS	4	January 2022	100,104	100,965	861
NASDAQ 100 E-Mini	2	March 2022	646,044	652,830	6,786
Nikkei 225 (SGX)	4	March 2022	492,376	500,043	7,667
OMXS30 Index	17	January 2022	437,751	455,139	17,388
S&P 500 E-Mini Index	5	March 2022	1,168,643	1,189,626	20,983
S&P/TSX 60 Index	4	March 2022	796,692	810,087	13,395
SGX NIFTY 50 Index	1	January 2022	34,315	34,879	564
SPI 200	3	March 2022	394,987	400,898	5,911
TOPIX Index	5	March 2022	864,978	865,861	883

			$8,753,980	$8,883,374	$129,394

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond	9	March 2022	$913,151	$911,261	$(1,890)
Canadian 10-Year Bond	5	March 2022	551,342	563,738	12,396
Euro OAT	7	March 2022	1,318,872	1,300,223	(18,649)
Euro-BTP	7	March 2022	1,192,806	1,171,596	(21,210)
Euro-Bund	12	March 2022	2,375,935	2,341,256	(34,679)
Euro-Buxl 30-Year Bond	1	March 2022	245,939	235,374	(10,565)
Japanese 10-Year Government Bond	1	March 2022	1,320,916	1,317,830	(3,086)
Korea 10-Year Government Bond	5	March 2022	526,444	522,734	(3,710)
Long GILT	8	March 2022	1,355,743	1,352,467	(3,276)
U.S. Long Bond	7	March 2022	1,106,375	1,123,063	16,688

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

December 31, 2021

Interest Rate Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	29	March 2022	$3,748,134	$3,783,594	$35,460
U.S. Treasury 5-Year Note	1	March 2022	121,109	120,976	(133)
U.S. Ultra Bond	7	March 2022	1,348,211	1,379,875	31,664

			$16,124,977	$16,123,987	$(990)

Forward Foreign Currency Contracts Open on December 31, 2021:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	139,925	EUR	141,219	1/20/2022	SSB	$-	$(1,294)	$(1,294)
USD	112,279	GBP	115,048	1/20/2022	SSB	-	(2,769)	(2,769)
USD	111,860	EUR	112,747	1/20/2022	SSB	-	(887)	(887)
USD	95,897	JPY	94,751	1/20/2022	SSB	1,146	-	1,146
USD	86,900	HKD	86,952	1/20/2022	SSB	-	(52)	(52)

						$1,146	$(5,002)	$(3,856)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
CAC40	Euronet Paris—French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
ETF	Exchange-Traded Fund.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI SING IX ETS	Morgan Stanley Capital International Singapore Exchange-Traded Funds.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500	S&P 500 Index— U.S. Equity Large-Cap Index.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.
UCITS	Undertaking for Collective Investments in Transferable Securities.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
SGX	Singapore Stock Exchange.
SGX NIFTY	Singapore Stock Exchange NIFTY.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
GILT	Bank of England Bonds.
OAT	Obligations Assimilables du Trésor.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

December 31, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2021, the investments were classified as described below:

AHL TargetRisk Core Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$9,548,606	$-	$9,548,606

Total Investments in Securities - Assets	$-	$9,548,606	$-	$9,548,606

Financial Derivative Instruments - Assets
Futures Contracts	$228,156	$-	$-	$228,156
Forward Foreign Currency Contracts	-	1,146	-	1,146

Total Financial Derivative Instruments - Assets	$228,156	$1,146	$-	$229,302

Financial Derivative Instruments - Liabilities
Futures Contracts	$(99,752)	$-	$-	$(99,752)
Forward Foreign Currency Contracts	-	(5,002)	-	(5,002)

Total Financial Derivative Instruments - Liabilities	$(99,752)	$(5,002)	$-	$(104,754)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2021

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Assets:
Investments in unaffiliated securities, at fair value†	$1,779,644,341	$780,099,103	$9,548,606
Foreign currency, at fair value^	-	4,132,112	-
Foreign currency deposits with brokers for futures and swap contracts, at fair value¤	71,885,942	27,144,885	589,435
Cash	45,649,900	37,510,392	253,903
Cash collateral held at broker	25,580,000	10,800,000	-
Cash collateral held at custodian for the benefit of the broker	-	16,550,000	-
Dividends and interest receivable	-	470,373	-
Deposits with broker for futures and swap contracts	105,052,647	2,988,319	115,368
Receivable for fund shares sold	125,729,193	4,759,714	-
Receivable for expense reimbursement (Note 2)	-	79,259	-
Unrealized appreciation from forward foreign currency contracts	6,864,218	451,724	1,146
Receivable for variation margin on open futures contracts (Note 5)	1,719,263	6,941,033	130,675
Receivable for variation margin on open centally cleared swap agreements (Note 5)	-	31,118,689	-
OTC swap agreements, at fair value	-	5,164,515	-
Prepaid expenses	116,433	41,647	46,374

Total assets	2,162,241,937	928,251,765	10,685,507

Liabilities:
Payable for investments purchased	-	2,775,333	-
Payable for fund shares redeemed	6,146,571	3,191,939	-
Payable to Adviser (Note 2)	126,097	-	65,237
Management and sub-advisory fees payable (Note 2)	2,381,494	688,771	7,881
Service fees payable (Note 2)	27,102	25,776	156
Transfer agent fees payable (Note 2)	120,668	57,004	43
Custody and fund accounting fees payable	458,321	160,070	13,911
Professional fees payable	89,028	85,119	61,224
Payable for prospectus and shareholder reports	86,670	25,268	391
Unrealized depreciation from forward foreign currency contracts	8,498,721	4,321,112	5,002
Other liabilities	30,549	7,921	2,744

Total liabilities	17,965,221	11,338,313	156,589

Net assets	$2,144,276,716	$916,913,452	$10,528,918

Analysis of net assets:
Paid-in-capital	$2,348,930,140	$949,614,219	$10,381,693
Total distributable earnings (deficits)	(204,653,424)	(32,700,767)	147,225

Net assets	$2,144,276,716	$916,913,452	$10,528,918

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2021

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	45,129,038	9,562,901	N/A

Y Class	154,175,947	62,212,174	10,166

Investor Class	3,626,165	1,514,645	N/A

A Class	938,250	445,522	10,582

C Class	1,504,945	1,730,241	10,168

R6 Class	N/A	N/A	1,006,768

Net assets:
R5 Class	$473,334,156	$116,339,052	N/A

Y Class	$1,608,801,856	$756,225,072	$103,053

Investor Class	$37,408,089	$18,344,072	N/A

A Class	$9,680,124	$5,381,597	$106,920

C Class	$15,052,491	$20,623,659	$101,889

R6 Class	N/A	N/A	$10,217,056

Net asset value, offering and redemption price per share:
R5 Class	$10.49	$12.17	N/A

Y Class	$10.43	$12.16	$10.14

Investor Class	$10.32	$12.11	N/A

A Class	$10.32	$12.08	$10.10

A Class (offering price)	$10.95	$12.82	$10.72

C Class	$10.00	$11.92	$10.02

R6 Class	N/A	N/A	$10.15

† Cost of investments in unaffiliated securities	$1,779,687,396	$782,196,612	$9,548,864
¤ Cost of foreign currency deposits with broker for futures contracts	$71,756,433	$27,033,085	$588,456
^ Cost of foreign currency	$-	$4,120,941	$-

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2021

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Investment income:
Interest income (net of foreign taxes)	$360,267	$14,743,955	$1,903

Total investment income	360,267	14,743,955	1,903

Expenses:
Management and sub-advisory fees (Note 2)	22,889,310	7,778,531	90,607
Transfer agent fees:
R5 Class (Note 2)	25,877	51,245	-
Y Class (Note 2)	1,174,446	586,100	1,358
Investor Class	2,669	1,784	-
A Class	590	-	1,332
C Class	745	448	1,332
R6 Class	-	-	1,520
Custody and fund accounting fees	888,535	291,961	21,311
Professional fees	177,640	155,108	155,796
Registration fees and expenses	142,118	128,574	78,722
Service fees (Note 2):
Investor Class	137,105	61,612	-
A Class	6,512	3,151	56
C Class	8,484	13,317	56
Distribution fees (Note 2):
A Class	18,917	11,541	258
C Class	133,904	180,196	1,029
Prospectus and shareholder report expenses	176,220	79,177	8,999
Trustee fees (Note 2)	110,903	60,429	628
Dividends and interest on securities sold short	-	7,105	-
Loan expense (Note 9)	7,259	4,111	37
Other expenses	527,446	318,560	14,914

Total expenses	26,428,680	9,732,950	377,955

Net fees waived and expenses (reimbursed) (Note 2)	(160,764)	(41,004)	(273,746)

Net expenses	26,267,916	9,691,946	104,209

Net investment income (loss)	(25,907,649)	5,052,009	(102,306)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securities B	(134,550)	14,830,501	360
Foreign currency transactions	(2,105,555)	7,841,464	(35,210)
Forward foreign currency contracts	(13,933,128)	6,944,422	38,983
Futures contracts	125,828,582	45,866,113	711,204
Swap agreements	-	39,313,700	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securities C	(87,604)	(14,224,424)	(416)
Foreign currency transactions	(1,492,217)	(149,952)	(373)
Forward foreign currency contracts	(4,894,737)	(1,158,675)	(3,518)
Futures contracts	(39,473,623)	1,841,855	79,671
Swap agreements	-	5,208,748	-

Net gain from investments	63,707,168	106,313,752	790,701

Net increase in net assets resulting from operations	$37,799,519	$111,365,761	$688,395

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(25,907,649)	$(11,952,822)	$5,052,009	$(5,597,096)
Net realized gain from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	109,655,349	83,918,246	114,796,200	37,764,248
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(45,948,181)	36,509,176	(8,482,448)	13,852,299

Net increase in net assets resulting from operations	37,799,519	108,474,600	111,365,761	46,019,451

Distributions to shareholders:
Total retained earnings:
R5 Class	(27,150,217)	(10,319,534)	(19,576,511)	(704,133)
Y Class	(112,909,191)	(45,702,856)	(116,008,135)	(4,839,711)
Investor Class	(2,533,907)	(1,396,467)	(2,940,718)	(85,306)
A Class	(678,519)	(218,099)	(915,654)	(21,661)
C Class	(963,588)	(430,491)	(3,253,798)	(80,640)

Net distributions to shareholders	(144,235,422)	(58,067,447)	(142,694,816)	(5,731,451)

Capital share transactions (Note 10):
Proceeds from sales of shares	1,452,616,600	861,775,166	443,462,329	700,961,229
Reinvestment of dividends and distributions	118,790,601	49,170,797	137,920,118	5,665,439
Cost of shares redeemed	(450,638,252)	(842,324,846)	(428,585,980)	(98,168,209)

Net increase in net assets from capital share transactions	1,120,768,949	68,621,117	152,796,467	608,458,459

Net increase in net assets	1,014,333,046	119,028,270	121,467,412	648,746,459

Net assets:
Beginning of year	1,129,943,670	1,010,915,400	795,446,040	146,699,581

End of year	$2,144,276,716	$1,129,943,670	$916,913,452	$795,446,040

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL TargetRisk Core Fund
	Year Ended December 31, 2021	December 16, 2020A to December 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(102,306)	$(3,990)
Net realized gain from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts and futures contracts	715,337	15
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts and futures contracts	75,364	49,905

Net increase in net assets resulting from operations	688,395	45,930

Distributions to shareholders:
Total retained earnings:
Y Class	(5,871)	-
A Class	(5,871)	-
C Class	(5,871)	-
R6 Class	(569,487)	-

Net distributions to shareholders	(587,100)	-

Capital share transactions (Note 10):
Proceeds from sales of shares	-	5,000,001
Reinvestment of dividends and distributions	381,692	-
Cost of shares redeemed	-	-

Net increase in net assets from capital share transactions	381,692	5,000,001

Net increase in net assets	482,987	5,045,931

Net assets:
Beginning of period	10,045,931	5,000,000	B

End of period	$10,528,918	$10,045,931

A Commencement of operations.
B Seed capital.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies. As of December 31, 2021, the Trust consists of twenty-eight active series, three of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The Schedules of Investments of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund are consolidated to include the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Cayman TargetRisk Company, Ltd., respectively, each of which are wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund. All intercompany accounts and transactions have been eliminated in consolidation for the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund.

For Federal tax purposes, taxable income for each Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and each Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund either in the current period or future periods. The Subsidiaries have a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Each Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund expect to achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2021	% of Total Net Assets of the Fund at December 31, 2021
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$490,073,407	22.9%
American Beacon Cayman TargetRisk Company, Ltd.	December 31, 2018	202,655,431	22.1%

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The Funds are commodity pools, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally,

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Organization and Offering Costs

Organizational costs consist of the costs of forming the AHL TargetRisk Core Fund, drafting the by laws, administration, custody and transfer agency agreements, and legal services in connection with the initial meeting of trustees, and were expensed immediately as incurred. Offering costs consist of the costs of preparation, review and filing with the SEC the Funds’ registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and the amounts of associated filing fees and legal fees associated with the offering. Organizational costs and offering costs are subject to the Funds’ expense limitation agreement discussed in Note 2 and offering costs require amortization over twelve months on a straight-line basis from the commencement of operations. For the period ended December 31, 2021, the Fund recorded $67,218 of amortized offering costs.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The AHL Managed Futures Strategy Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the AHL Managed Futures Strategy Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the AHL Managed Futures Strategy Fund’s average daily net assets that is calculated and accrued daily, equal to 0.35%.

The AHL TargetRisk Fund and the AHL TargetRisk Core Fund (together, the “TargetRisk Funds”), and the Manager are parties to a Management Agreement that obligates the Manager to provide the TargetRisk Funds with investment advisory and administrative services. As compensation for preforming the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each of the TargetRisk Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with AHL Partners LLP (the “Sub-Advisor”), pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

AHL Managed Futures Strategy Fund

All Assets	1.00%

AHL TargetRisk Fund

First $500 million	0.55%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

AHL TargetRisk Core Fund

First $500 million	0.525%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2021 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$5,924,218
Sub-Advisor Fees	1.00%	16,965,092

Total	1.35%	$22,889,310

AHL TargetRisk Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$3,098,005
Sub-Advisor Fees	0.55%	4,680,526

Total	0.90%	$7,778,531

AHL TargetRisk Core Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$36,240
Sub-Advisor Fees	0.53%	54,367

Total	0.88%	$90,607

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$1,143,412
AHL TargetRisk	605,681
AHL TargetRisk Core	23

As of December 31, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$116,583
AHL TargetRisk	54,090
AHL TargetRisk Core	9

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2021, the Funds did not utilize the credit facility.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through April 30, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended December 31, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap						Expiration of Reimbursed Expenses
Fund	Class	1/1/2021 - 4/30/2021	5/1/2021 - 12/31/2021	Reimbursed Expenses		(Recouped) Expenses
AHL Managed Futures Strategy	R5	1.54%	1.54%	$30,252	**	$(304,105	)*	2024
AHL Managed Futures Strategy	Y	1.61%	1.61%	124,946	**	(78,137	)*	2024
AHL Managed Futures Strategy	Investor	1.92%	1.92%	3,575	**	(41,911	)*	2024
AHL Managed Futures Strategy	A	1.87%	1.87%	719	**	(2,041	)*	2024
AHL Managed Futures Strategy	C	2.62%	2.62%	1,272	**	(4,501	)*	2024
AHL TargetRisk	R5	1.04%	1.04%	12,160	**	(31,422	)*	2024
AHL TargetRisk	Y	1.11%	1.11%	27,342	**	(129,709	)*	2024
AHL TargetRisk	Investor	1.42%	1.42%	659	**	(15,710	)*	2024
AHL TargetRisk	A	1.44%	1.44%	172	**	(162	)*	2024
AHL TargetRisk	C	2.19%	2.19%	671	**	(1,469	)*	2024
AHL TargetRisk Core	Y	1.09%	1.09%	3,954		-		2024
AHL TargetRisk Core	A	1.39%	1.39%	3,898		-		2024
AHL TargetRisk Core	C	2.14%	2.14%	3,923		-		2024
AHL TargetRisk Core	R6	0.99%	0.99%	261,971		-		2024

*	These amounts represent Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.
**	Includes voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and the American Beacon Cayman TargetRisk Company, Ltd.

Of the above amounts, $79,259 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at December 31, 2021 for the AHL TargetRisk Fund and $126,097 and $65,237 were disclosed as a Payable to Adviser on the Statements of Assets and Liabilities at December 31, 2021 for the AHL Managed Futures Strategy Fund and AHL TargetRisk Core Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that a reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$210,823	$-	$746,936	2021
AHL Managed Futures Strategy	174,916	261,995	-	2022
AHL Managed Futures Strategy	44,956	281,675	-	2023
AHL TargetRisk	132,130	144,753	-	2022
AHL TargetRisk	46,342	45,709	-	2023
AHL TargetRisk Core	-	56,263	-	2023

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of December 31, 2021, based on management’s evaluation of the shareholder account base, one account has been identified as representing an affiliated significant ownership of approximately 46% for the AHL TargetRisk Core Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2021, RID collected $8,324 and $2,490 for AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, respectively, from the sale of Class A Shares. There were no Class A sales charges collected for AHL TargetRisk Core Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2021, CDSC fees of $11 was collected for the Class A Shares of AHL TargetRisk Fund. There were no CDSC fees collected for the Class A Shares of the AHL Managed Futures Strategy Fund and AHL TargetRisk Core Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2021, CDSC fees of $374 and $5,289 were collected for the Class C Shares of AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, respectively. There were no CDSC fees collected for the Class C Shares of AHL TargetRisk Core Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

3.  Security Valuation and Fair Value Measurements

The price of a Fund’s shares is based on its net asset value (“NAV”) per share. A Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Fixed-Income Investments

The Funds’ exposure to fixed-income instruments may include:

•

Emerging Markets Debt. The Funds may invest a significant portion of their assets in a particular geographic region or country, including emerging markets. The Funds may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

•

High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa 3 and BBB-, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

•

Inflation Index Linked Securities. Inflation-indexed securities, also known as inflation-protected securities, are fixed-income instruments structured such that their interest and principal payments are adjusted to keep up with inflation. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments.

•

Investment Grade Securities. Investment grade securities that the Funds may purchase, either as part of its principal investment strategy or to implement a temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch, Inc.) or comparably rated by the sub-advisor if unrated by a rating organization. The Funds, at the discretion of the sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

•

Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

•	U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended December 31, 2021 are disclosed in the Notes to the Schedules of Investments.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

and the prevailing spot rate, on an agreed notional amount. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

During the year ended December 31, 2021, the Funds entered into forward foreign currency contracts primarily for taking exposure to foreign currencies or hedging foreign currency fluctuations.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended December 31, 2021
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$567,272,065	$572,420,249
AHL TargetRisk	19,303,629	304,755,422
AHL TargetRisk Core	52,520	512,296

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended December 31, 2021, the Funds entered into futures contracts primarily for investing and/or hedging purposes.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2021
AHL Managed Futures Strategy	48,266
AHL TargetRisk	11,530
AHL TargetRisk Core	184

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and a Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of a Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, a Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by a Fund. However, a Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure up to the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that a Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that a Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2021, for which a Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the year ended December 31, 2021, the AHL TargetRisk Fund entered into credit default swaps primarily for return enhancement and hedging.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Year Ended December 31, 2021
AHL TargetRisk	557,500,000

Total Return Swap Agreements

The AHL TargetRisk Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by notional amounts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Year Ended December 31, 2021
AHL TargetRisk	131,971,080

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$6,864,218	$-	$-	$-	$6,864,218
Receivable for variation margin from open futures contracts(2)		6,373,961	10,768,803	3,406,029	13,412,260	33,961,053

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(8,498,721)	$-	$-	$-	$(8,498,721)
Payable for variation margin from open futures contracts(2)	-	(17,954,559)	(9,063,909)	(3,669,924)	(1,552,559)	(32,240,951)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$	$(13,933,128)	$-	$-	$-	$(13,933,128)
Futures contracts	-	(11,837,081)	103,755,686	(15,975,899)	49,885,876	125,828,582

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(4,894,737)	$-	$-	$-	$(4,894,737)
Futures contracts	-	(21,737,968)	(17,417,191)	(1,020,156)	701,692	(39,473,623)

AHL TargetRisk Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$451,724	$-	$-	$-	$451,724
Receivable for variation margin from open futures contracts(2)	-	-	-	5,703,733	7,365,323	13,069,056
Unrealized appreciation from swap agreements	2,122,798	-	-	-	5,164,063	7,286,861

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(4,321,112)	$-	$-	$-	$(4,321,112)
Payable for variation margin from open futures contracts(2)	-	-	-	(5,898,562)	(191,497)	(6,090,059)
Unrealized depreciation from swap agreements	(73,927)	-	-	-	-	(73,927)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$6,944,422	$-	$-	$-	$6,944,422
Futures contracts	-	-	-	(6,533,906)	52,400,019	45,866,113
Swap contracts	9,687,836	-	-	-	29,625,864	39,313,700

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(1,158,675)	$-	$-	$-	$(1,158,675)
Futures contracts	-	-	-	(859,164)	2,701,019	1,841,855
Swap contracts	1,491,323	-	-	-	3,717,425	5,208,748

AHL TargetRisk Core Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$1,146	$-	$-	$-	$1,146
Receivable for variation margin from open futures contracts(2)	-	-	-	96,208	131,948	228,156

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(5,002)	$-	$-	$-	$(5,002)
Payable for variation margin on futures contracts(2)	-	-	-	(97,198)	(2,554)	(99,752)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$38,983	$-	$-	$-	$38,983
Futures contracts	-	-	-	(111,469)	822,673	711,204

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(3,518)	$-	$-	$-	$(3,518)
Futures contracts	-	-	-	(23,831)	103,502	79,671

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2021.

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of December 31, 2021:
	Assets	Liabilities
Futures Contracts(1)(2)	$33,961,053	$32,240,951
Forward Foreign Currency Contracts	6,864,218	8,498,721

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$40,825,271	$40,739,672

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(33,961,053)	$(32,240,951)

Total derivative assets and liabilities subject to an MNA	$6,864,218	$8,498,721

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2021:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)
Citibank, N.A.	$2,275,748	$(2,275,748)	$-	$-	$-
HSBC Bank (USA)	4,588,470	(4,588,470)	-	-	-

Total	$6,864,218	$(6,864,218)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)
Citibank, N.A.	$2,891,592	$(2,275,748)	$-	$-	$615,844
HSBC Bank (USA)	5,411,836	(4,588,470)	-	-	823,366
Royal Bank of Scotland PLC	195,293	-	-	-	195,293

Total	$8,498,721	$(6,864,218)	$-	$-	$1,634,503

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

AHL TargetRisk Fund

Offsetting of Financial and Derivative Assets as of December 31, 2021:
	Assets	Liabilities
Futures Contracts(1)(2)	$13,069,056	$6,090,059
Swap Agreement - Centrally cleared(2)	2,122,798	73,927
Swap Agreement - OTC	5,164,063	-
Forward Foreign Currency Contracts	451,724	4,321,112

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$20,807,641	$10,485,098

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(15,191,854)	$(6,163,986)

Total derivative assets and liabilities subject to an MNA	$5,615,787	$4,321,112

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2021:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)
JPMorgan Chase Bank, N.A.	$5,164,063	$-	$-	$-	$5,164,063
State Street Bank & Trust Co.	451,724	(451,724)	-	-	-

Total	$5,615,787	$(451,724)	$-	$-	$5,164,063

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)
State Street Bank & Trust Co.	$4,321,112	$(451,724)	$-	$-	$3,869,388

AHL TargetRisk Core Fund

Offsetting of Financial and Derivative Assets as of December 31, 2021:
	Assets	Liabilities
Futures Contracts(1)(2)	$228,156	$99,752
Forward Foreign Currency Contracts	1,146	5,002

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$229,302	$104,754

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(228,156)	$(99,752)

Total derivative assets and liabilities subject to an MNA	$1,146	$5,002

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2021:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)
State Street Bank & Trust Co.	$1,146	$(1,146)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)
State Street Bank & Trust Co.	$5,002	$(1,146)	$-	$-	$3,856

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Funds and the Subsidiaries each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Funds and the Subsidiaries may be more susceptible to risks associated with those sectors. The Funds’ investments in commodity-related instruments may lead to losses in excess of the Funds’ investment in such products. Such losses can significantly and adversely affect the NAV of the Funds and, consequently, a shareholder’s interest in the Funds.

Counterparty Risk

There are two separate categories of counterparty risk that arise out of a Fund’s investments in derivatives. The first relates to the risk that its swap counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between a Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that a Fund engages in trading in OTC markets, a Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that a Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be rehypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a Fund.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may at times be illiquid, and the Funds may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivatives may also be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Funds may not recover their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Funds may lose its entire investment.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Extremely low or negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

LIBOR Risk

Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. Recently, the administrator of ICE LIBOR and the UK’s Financial Conduct Authority announced that LIBOR for most tenors and currencies would cease immediately after final values are announced for December 31, 2021, with the remaining tenors and currencies (including one-month U.S. Dollar LIBOR) to cease immediately after final values are announced for June 30, 2023. This announcement has been confirmed by the Alternative Reference Rates Committee (ARRC) of the Federal Reserve Bank of New York as constituting a “benchmark transition event” and establishing “benchmark replacement dates” in ARRC standard LIBOR transition provisions that exist in many U.S. law contracts using LIBOR. Other contracts may or may not adhere to the ARRC’s standard provisions. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Timing Risk

The Funds are subject to the risk of market timing activities by investors due to the Funds’ investments in high yield, and foreign securities, or its exposure to foreign securities through the derivatives it holds. If the Funds trade foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Funds’ calculation of its net asset value (“NAV”). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. Frequent trading by Funds shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Funds’ performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Short Position Risk

The Funds’ losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Funds are required to purchase may have appreciated. Because the Funds may invest the proceeds of a short sale, another effect of short selling on the Funds is similar to the effect of leverage, in that it amplifies changes in the Funds’ NAV since it increases the exposure of the Funds to the market.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities. These investments are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. In addition,

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Subsidiaries Risk

There can be no assurance that the investment objective of a Subsidiary will be achieved. The Subsidiaries are not registered under the Act, and are not subject to all the investor protections of the Act. However, the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund wholly own and control its respective Subsidiary, and each Fund and its respective Subsidiary are both managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that a Subsidiary will take action contrary to the interests of its respective Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including its investment in the Subsidiaries, and each Fund’s role as sole shareholder of its respective Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or Subsidiaries to operate as described in the Prospectus and could negatively affect the Funds and their respective shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Funds’ ability to use its respective Subsidiary to pursue its investment strategies.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Tax Risk

To qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) (“RIC”), the Funds must, among other requirements, derive at least 90% of their gross income for each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which the AHL Managed Futures Strategy and AHL TargetRisk Funds invest is not considered qualifying income. These Funds will therefore restrict their income from direct investments in those instruments, such as commodity-linked swaps, to a maximum of 10% of their gross income for each taxable year.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Each of these Fund’s investment in its Subsidiary is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (“IRS”) issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) from 2006 to 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal income tax treatment of a Fund’s commodity-linked investments and income from its Subsidiary may be materially adversely affected by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions the Funds make.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Funds’ NAV per share to experience volatility. This is because the value of an obligation asset in the Funds is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2021 for AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, and the tax years in the two year period ended December 31, 2021 for AHL TargetRisk Core Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

	AHL Managed Futures Strategy Fund		AHL TargetRisk Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$21,843,523	$7,226,741	$16,517,233	$563,870
Y Class	90,829,013	31,971,972	97,838,548	3,811,853
Investor Class	2,009,635	955,098	2,470,685	60,415
A Class	541,837	149,153	770,861	15,396
C Class	748,629	276,834	2,716,822	57,110
Long-term capital gains
R5 Class	5,306,694	3,092,793	3,059,278	140,263
Y Class	22,080,178	13,730,884	18,169,587	1,027,858
Investor Class	524,272	441,369	470,033	24,891
A Class	136,682	68,946	144,793	6,265
C Class	214,959	153,657	536,976	23,530
R6 Class	-	-	-	-

Total distributions paid	$144,235,422	$58,067,447	$142,694,816	$5,731,451

	AHL TargetRisk Core Fund
	Year Ended December 31, 2021	From December 16, 2020A to December 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$-	$
Y Class	4,162		-
Investor Class	-		-
A Class	4,162		-
C Class	4,162		-
R6 Class	403,689
Long-term capital gains
R5 Class	-		-
Y Class	1,709		-
Investor Class	-		-
A Class	1,709		-
C Class	1,709		-
R6 Class	165,798		-

Total distributions paid	$587,100		$-

A Commencement of operations.

* For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

As of December 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$2,018,076,952	$7,262,206	$(204,592,932)	$(197,330,726)
AHL TargetRisk	847,708,618	14,501,744	(65,364,596)	(50,862,852)
AHL TargetRisk Core	9,551,442	132,518	(55,931)	76,587

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
AHL Managed Futures Strategy	$(197,330,726)	$-	$-	$(47,023,958)	$39,701,260	$(204,653,424)
AHL TargetRisk	(50,862,852)	3,022,915	4,871,755	-	10,267,415	(32,700,767)
AHL TargetRisk Core	76,587	-	70,637	-	1	147,225

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of late year losses, the tax deferral of losses related to straddles and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from the reclassification of income from investment subsidiary as of December 31, 2021:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
AHL Managed Futures Strategy	$101,564,975	$(101,564,975)
AHL TargetRisk	41,261,287	(41,261,287)
AHL TargetRisk Core	-	-

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of December 31, 2021, the Funds did not have any capital loss carryforwards.

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, December 31, 2021. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, December 31, 2021. For the period ending December 31, 2021, AHL Managed Futures Strategy deferred $15,827,899 short-term capital loss and $27,205,436 long-term capital loss to January 1, 2022. AHL Managed Futures Strategy also deferred $3,990,623 ordinary loss to January 1, 2022.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$-	$-	$-	$-
AHL TargetRisk	499,089,566	442,436,482	465,079,319	403,092,730
AHL TargetRisk Core	-	-	-	-

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

9.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2021, the Funds did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	31,530,869	$350,947,948	21,105,054	$226,220,493
Reinvestment of dividends	683,349	7,188,837	386,143	4,012,021
Shares redeemed	(5,362,859)	(60,424,440)	(37,240,997)	(397,272,145)

Net increase (decrease) in shares outstanding	26,851,359	$297,712,345	(15,749,800)	$(167,039,631)

	Y Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	93,659,608	$1,065,101,186	56,516,359	$603,507,640
Reinvestment of dividends	10,277,214	107,602,430	4,180,306	43,224,363
Shares redeemed	(33,066,916)	(368,914,674)	(39,737,169)	(425,621,784)

Net increase in shares outstanding	70,869,906	$803,788,942	20,959,496	$221,110,219

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

	Investor Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	1,304,903	$14,720,072	1,995,500	$21,056,649
Reinvestment of dividends	240,564	2,489,835	134,857	1,379,592
Shares redeemed	(876,800)	(9,821,086)	(1,031,123)	(10,919,214)

Net increase in shares outstanding	668,667	$7,388,821	1,099,234	$11,517,027

	A Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	1,220,407	$13,775,450	666,950	$7,014,864
Reinvestment of dividends	60,458	625,740	18,757	192,070
Shares redeemed	(783,136)	(8,799,722)	(664,912)	(6,987,904)

Net increase in shares outstanding	497,729	$5,601,468	20,795	$219,030

	C Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	739,611	$8,071,944	389,949	$3,975,520
Reinvestment of dividends	88,024	883,759	36,421	362,751
Shares redeemed	(246,178)	(2,678,330)	(149,524)	(1,523,799)

Net increase in shares outstanding	581,457	$6,277,373	276,846	$2,814,472

	R5 Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	2,368,476	$31,703,259	6,832,761	$83,359,042
Reinvestment of dividends	1,580,727	19,221,646	54,549	688,955
Shares redeemed	(1,865,226)	(24,660,834)	(451,831)	(5,553,418)

Net increase in shares outstanding	2,083,977	$26,264,071	6,435,479	$78,494,579

	Y Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	29,952,811	$392,728,468	48,720,779	$588,325,950
Reinvestment of dividends	9,190,748	111,667,590	379,265	4,790,119
Shares redeemed	(29,147,384)	(389,682,187)	(6,617,816)	(80,786,212)

Net increase in shares outstanding	9,996,175	$114,713,871	42,482,228	$512,329,857

	Investor Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	651,869	$8,912,966	1,050,194	$12,578,538
Reinvestment of dividends	241,370	2,922,989	6,711	84,490
Shares redeemed	(639,362)	(8,558,885)	(493,908)	(6,006,978)

Net increase in shares outstanding	253,877	$3,277,070	562,997	$6,656,050

	A Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	259,315	$3,574,782	295,029	$3,557,666
Reinvestment of dividends	75,010	906,127	1,713	21,523
Shares redeemed	(204,831)	(2,751,865)	(101,923)	(1,244,875)

Net increase in shares outstanding	129,494	$1,729,044	194,819	$2,334,314

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

	C Class
	Year Ended December 31, 2021		Year Ended December 31, 2020
AHL TargetRisk Fund	Shares	Amount	Shares		Amount
Shares sold	496,603	$6,542,854	1,096,527		$13,140,033
Reinvestment of dividends	268,605	3,201,766	6,459		80,352
Shares redeemed	(227,925)	(2,932,209)	(381,813)		(4,576,726)

Net increase in shares outstanding	537,283	$6,812,411	721,173		$8,643,659

	Y Class
	Year Ended December 31, 2021		December 16, 2020A to December 31, 2020
AHL TargetRisk Core Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	–	B	$–	B
Reinvestment of dividends	166	1,679	-		-
Shares redeemed	-	-	-		-

Net increase in shares outstanding	166	$1,679	-		$-

	A Class
	Year Ended December 31, 2021		December 16, 2020A to December 31, 2020
AHL TargetRisk Core Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	–	B	$–	B
Reinvestment of dividends	582	5,871	-		-
Shares redeemed	-	-	-		-

Net increase in shares outstanding	582	$5,871	-		$-

	C Class
	Year Ended December 31, 2021		December 16, 2020A to December 31, 2020
AHL TargetRisk Core Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	–	B	$–	B
Reinvestment of dividends	168	1,679	-		-
Shares redeemed	-	-	-		-

Net increase in shares outstanding	168	$1,679	-		$-

	R6 Class
	Year Ended December 31, 2021		December 16, 2020A to December 31, 2020
AHL TargetRisk Core Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	500,000	B	$5,000,001	C
Reinvestment of dividends	36,768	372,463	-		-
Shares redeemed	-	-	-		-

Net increase in shares outstanding	36,768	$372,463	500,000		$5,000,001

A Commencement of operations.

B Seed capital was received on December 16, 2020 in the amount of $100,000 for the Y Class, $100,000 for the A Class, $100,000 for the C class and $4,700,000 for the R6 Class. As a result, shares were issued in the amount of 10,000 for the Y Class, 10,000 for the A Class, 10,000 for the C class and 470,000 for the R6 Class.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$10.72		$10.22	$10.63	$10.57	$10.44

Income (loss) from investment operations:
Net investment income (loss)	(0.18	)B	(1.03)	0.04	(0.02)	(0.08)
Net gains on investments (both realized and unrealized)	0.74		2.10	0.01	0.28	0.63

Total income (loss) from investment operations	0.56		1.07	0.05	0.26	0.55

Less distributions:
Dividends from net investment income	(0.47)		(0.34)	(0.27)	(0.14)	-
Distributions from net realized gains	(0.32)		(0.23)	(0.19)	(0.06)	(0.42)

Total distributions	(0.79)		(0.57)	(0.46)	(0.20)	(0.42)

Net asset value, end of period	$10.49		$10.72	$10.22	$10.63	$10.57

Total returnC	5.12%		10.67%	0.43%	2.42%	5.31%

Ratios and supplemental data:
Net assets, end of period	$473,334,156		$195,920,482	$347,611,671	$396,044,490	$391,617,624
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.55%		1.59%	1.60%	1.71%	1.98%
Expenses, net of reimbursements and/or recoupments	1.54%		1.54%	1.54%	1.54%	1.54%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.58)%		(3.19)%	0.52%	(0.40)%	(1.20)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.57)%		(3.14)%	0.58%	(0.23)%	(0.77)%
Portfolio turnover rateD	–%		–%	-%	–%	–%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$10.67		$10.17	$10.58	$10.53	$10.41

Income (loss) from investment operations:
Net investment income (loss)	(0.17	)A	0.08	0.08	0.10	(0.07)
Net gains (losses) on investments (both realized and unrealized)	0.72		0.99	(0.05)	0.14	0.61

Total income (loss) from investment operations	0.55		1.07	0.03	0.24	0.54

Less distributions:
Dividends from net investment income	(0.47)		(0.34)	(0.25)	(0.13)	-
Distributions from net realized gains	(0.32)		(0.23)	(0.19)	(0.06)	(0.42)

Total distributions	(0.79)		(0.57)	(0.44)	(0.19)	(0.42)

Net asset value, end of period	$10.43		$10.67	$10.17	$10.58	$10.53

Total returnB	5.04%		10.71%	0.34%	2.28%	5.23%

Ratios and supplemental data:
Net assets, end of period	$1,608,801,856		$888,669,539	$634,005,786	$500,530,112	$101,513,775
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.54%		1.64%	1.63%	1.72%	2.04%
Expenses, net of reimbursements and/or recoupments	1.53%		1.62%	1.64%	1.64%	1.64%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.48)%		0.02%	0.48%	0.71%	(1.25)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.47)%		0.04%	0.47%	0.79%	(0.84)%
Portfolio turnover rateC	-%		-%	-%	-%	-%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2021	2020		2019	2018	2017

Net asset value, beginning of period	$10.56	$10.07		$10.48	$10.44	$10.35

Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.04	)A	0.06	(0.12)	(0.11)
Net gains (losses) on investments (both realized and unrealized)	0.67	1.07		(0.05)	0.31	0.62

Total income (loss) from investment operations	0.50	1.03		0.01	0.19	0.51

Less distributions:
Dividends from net investment income	(0.42)	(0.31)		(0.23)	(0.09)	-
Distributions from net realized gains	(0.32)	(0.23)		(0.19)	(0.06)	(0.42)

Total distributions	(0.74)	(0.54)		(0.42)	(0.15)	(0.42)

Net asset value, end of period	$10.32	$10.56		$10.07	$10.48	$10.44

Total returnB	4.69%	10.42%		0.08%	1.85%	4.98%

Ratios and supplemental data:
Net assets, end of period	$37,408,089	$31,217,881		$18,716,672	$17,292,936	$20,241,387
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.93%	1.97%		1.94%	1.97%	2.20%
Expenses, net of reimbursements and/or recoupments	1.92%	1.92%		1.92%	1.92%	1.92%
Net investment income (loss), before expense reimbursements and/or recoupments	(2.84)%	(0.44)%		0.17%	(0.95)%	(1.48)%
Net investment income (loss), net of reimbursements and/or recoupments	(2.83)%	(0.39)%		0.19%	(0.90)%	(1.20)%
Portfolio turnover rateC	-%	-%		-%	-%	-%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2021		2020	2019	2018		2017

Net asset value, beginning of period	$10.56		$10.08	$10.49	$10.53		$10.36

Income (loss) from investment operations:
Net investment income (loss)	(0.16	)A	(0.01)	0.04	(0.06	)A	(0.41)
Net gains (losses) on investments (both realized and unrealized)	0.68		1.03	(0.03)	0.18		1.00

Total income (loss) from investment operations	0.52		1.02	0.01	0.12		0.59

Less distributions:
Dividends from net investment income	(0.44)		(0.31)	(0.23)	(0.10)		-
Distributions from net realized gains	(0.32)		(0.23)	(0.19)	(0.06)		(0.42)

Total distributions	(0.76)		(0.54)	(0.42)	(0.16)		(0.42)

Net asset value, end of period	$10.32		$10.56	$10.08	$10.49		$10.53

Total returnB	4.88%		10.31%	0.06%	1.14%		5.77%

Ratios and supplemental data:
Net assets, end of period	$9,680,124		$4,653,583	$4,229,124	$4,303,787		$3,408,861
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.82%		1.91%	1.89%	2.05%		2.35%
Expenses, net of reimbursements and/or recoupments	1.81%		1.90%	1.94%	1.94%		1.94%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.44)%		(0.69)%	0.22%	(0.72)%		(1.62)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.43)%		(0.68)%	0.17%	(0.61)%		(1.21)%
Portfolio turnover rateC	–%		–%	-%	–%		–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2021		2020		2019		2018	2017

Net asset value, beginning of period	$10.27		$9.82		$10.25		$10.19	$10.20

Income (loss) from investment operations:
Net investment (loss)	(0.33	)A	(0.11	)A	(0.06	)A	(0.17)	(0.17)
Net gains (losses) on investments (both realized and unrealized)	0.75		1.04		(0.02)		0.30	0.58

Total income (loss) from investment operations	0.42		0.93		(0.08)		0.13	0.41

Less distributions:
Dividends from net investment income	(0.37)		(0.25)		(0.16)		(0.01)	-
Distributions from net realized gains	(0.32)		(0.23)		(0.19)		(0.06)	(0.42)

Total distributions	(0.69)		(0.48)		(0.35)		(0.07)	(0.42)

Net asset value, end of period	$10.00		$10.27		$9.82		$10.25	$10.19

Total returnB	4.01%		9.62%		(0.78)%		1.30%	4.06%

Ratios and supplemental data:
Net assets, end of period	$15,052,491		$9,482,185		$6,352,147		$5,088,250	$5,702,799
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.55%		2.65%		2.64%		2.78%	3.10%
Expenses, net of reimbursements and/or recoupments	2.54%		2.64%		2.69%		2.69%	2.69%
Net investment (loss), before expense reimbursements and/or recoupments	(3.06)%		(1.07)%		(0.53)%		(1.61)%	(2.31)%
Net investment (loss), net of reimbursements and/or recoupments	(3.05)%		(1.06)%		(0.58)%		(1.52)%	(1.90)%
Portfolio turnover rateC	-%		-%		-%		-%	-%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2021	2020	2019	2018B

Net asset value, beginning of period	$12.75	$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	(0.05)	0.02	-
Net gains on investments (both realized and unrealized)	1.53	0.74	2.69	-

Total income (loss) from investment operations	1.74	0.69	2.71	-

Less distributions:
Dividends from net investment income	(0.97)	(0.03)	(0.02)	-
Distributions from net realized gains	(1.35)	(0.07)	(0.53)	-

Total distributions	(2.32)	(0.10)	(0.55)	-

Net asset value, end of period	$12.17	$12.75	$12.16	$10.00

Total returnC	13.69%	5.68%	27.06%	-%

Ratios and supplemental data:
Net assets, end of period	$116,339,052	$95,337,373	$12,692,260	$24,800,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.05%	1.08%	1.59%	89.10	%D
Expenses, net of reimbursements and/or recoupments	1.04%	1.04%	1.04%	0.00	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.62%	(0.97)%	(0.44)%	(89.10	)%D
Net investment income (loss), net of reimbursements and/or recoupments	0.63%	(0.93)%	0.11%	0.00%
Portfolio turnover rate	195%	197%	77%	-%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commenced operations on December 31, 2018.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2021	2020	2019	2018A

Net asset value, beginning of period	$12.74	$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.28	(0.05)	(0.02)	-
Net gains on investments (both realized and unrealized)	1.46	0.73	2.73	-

Total income (loss) from investment operations	1.74	0.68	2.71	-

Less distributions:
Dividends from net investment income	(0.97)	(0.03)	(0.02)	-
Distributions from net realized gains	(1.35)	(0.07)	(0.53)	-

Total distributions	(2.32)	(0.10)	(0.55)	-

Net asset value, end of period	$12.16	$12.74	$12.16	$10.00

Total returnB	13.66%	5.55%	27.06%	-%

Ratios and supplemental data:
Net assets, end of period	$756,225,072	$665,119,502	$118,366,001	$100,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.07%	1.13%	1.62%	241.64%	C
Expenses, net of reimbursements and/or recoupments	1.07%	1.11%	1.14%	0.00%	D
Net investment income (loss), before expense reimbursements and/or recoupments	0.58%	(1.18)%	(1.13)%	(241.64	)%C
Net investment income (loss), net of reimbursements and/or recoupments	0.58%	(1.16)%	(0.65)%	0.00%
Portfolio turnover rate	195%	197%	77%	-%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Annualized.
D	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2021	2020	2019	2018A

Net asset value, beginning of period	$12.70	$12.14	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	(0.13)	(0.07)	-
Net gains on investments (both realized and unrealized)	1.47	0.76	2.76	-

Total income (loss) from investment operations	1.68	0.63	2.69	-

Less distributions:
Dividends from net investment income	(0.92)	-	(0.02)	-
Distributions from net realized gains	(1.35)	(0.07)	(0.53)	-

Total distributions	(2.27)	(0.07)	(0.55)	-

Net asset value, end of period	12.11	$12.70	$12.14	$10.00

Total returnB	13.24%	5.18%	26.85%	-%

Ratios and supplemental data:
Net assets, end of period	$18,344,072	$16,012,197	$8,469,551	$100,010
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.42%	1.45%	1.93%	241.89	%C
Expenses, net of reimbursements and/or recoupments	1.42%	1.42%	1.42%	0.00	%D
Net investment income (loss), before expense reimbursements and/or recoupments	0.29%	(1.70)%	(1.49)%	(241.89	)%C
Net investment income (loss), net of reimbursements and/or recoupments	0.29%	(1.67)%	(0.98)%	0.00%
Portfolio turnover rate	195%	197%	77%	-%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Annualized.
D	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2021	2020		2019A

Net asset value, beginning of period	$12.68	$12.12		$11.32

Income (loss) from investment operations:
Net investment income (loss)	0.25	(0.10)		(0.03)
Net gains on investments (both realized and unrealized)	1.45	0.73		1.38

Total income (loss) from investment operations	1.70	0.63		1.35

Less distributions:
Dividends from net investment income	(0.95)	(0.00	)B	(0.02)
Distributions from net realized gains	(1.35)	(0.07)		(0.53)

Total distributions	(2.30)	(0.07)		(0.55)

Net asset value, end of period	$12.08	$12.68		$12.12

Total returnC	13.38%	5.19%		11.89	%D

Ratios and supplemental data:
Net assets, end of period	$5,381,597	$4,007,021		$1,469,217
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.30%	1.45%		2.33	%E
Expenses, net of reimbursements and/or recoupments	1.30%	1.44%		1.44	%E
Net investment income (loss), before expense reimbursements and/or recoupments	1.06%	(1.57)%		(1.73	)%E
Net investment income (loss), net of reimbursements and/or recoupments	1.06%	(1.56)%		(0.84	)%E
Portfolio turnover rate	195%	197%		77	%D

A	Commenced operations on April 30, 2019.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2021		2020	2019A

Net asset value, beginning of period	$12.55		$12.09	$11.32

Income (loss) from investment operations:
Net investment (loss)	(0.02	)B	(0.17)	(0.06)
Net gains on investments (both realized and unrealized)	1.59		0.70	1.36

Total income (loss) from investment operations	1.57		0.53	1.30

Less distributions:
Dividends from net investment income	(0.85)		-	-
Distributions from net realized gains	(1.35)		(0.07)	(0.53)

Total distributions	(2.20)		(0.07)	(0.53)

Net asset value, end of period	$11.92		$12.55	$12.09

Total returnC	12.51%		4.37%	11.42	%D

Ratios and supplemental data:
Net assets, end of period	$20,623,659		$14,969,947	$5,702,552
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.06%		2.20%	2.76	%E
Expenses, net of reimbursements and/or recoupments	2.06%		2.19%	2.19	%E
Net investment (loss), before expense reimbursements and/or recoupments	(0.15)%		(2.34)%	(2.28	)%E
Net investment (loss), net of reimbursements and/or recoupments	(0.15)%		(2.33)%	(1.71	)%E
Portfolio turnover rate	195%		197%	77	%D

A	Commenced operations on April 30, 2019.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31, 2021	December 16, 2020A to December 31, 2020

Net asset value, beginning of period	$10.05	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.11)	(0.00	)B
Net gains on investments (both realized and unrealized)	0.79	0.05

Total income from investment operations	0.68	0.05

Less distributions:
Distributions from net realized gains	(0.59)	–

Total distributions	(0.59)	–

Net asset value, end of period	$10.14	$10.05

Total returnC	6.75%	0.50	%D

Ratios and supplemental data:
Net assets, end of period	$103,053	$100,456
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsF	4.91%	19.25	%E
Expenses, net of reimbursements and/or recoupments	1.09%	1.09	% E
Net investment (loss), before expense reimbursements and/or recoupmentsF	(4.89)%	(19.22	)%E
Net investment (loss), net of reimbursements and/or recoupments	(1.07)%	(1.06	)% E
Portfolio turnover rateG	-%	-%

A	Commencement of operations.
B	Amount is less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31, 2021	December 16, 2020A to December 31, 2020

Net asset value, beginning of period	$10.04	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.13)	(0.01)
Net gains on investments (both realized and unrealized)	0.78	0.05

Total income from investment operations	0.65	0.04

Less distributions:
Distributions from net realized gains	(0.59)	–

Total distributions	(0.59)	-

Net asset value, end of period	$10.10	$10.04

Total returnB	6.46%	0.40	%C

Ratios and supplemental data:
Net assets, end of period	$106,920	$100,443
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsE	5.16%	19.65	%D
Expenses, net of reimbursements and/or recoupments	1.39%	1.39	% D
Net investment (loss), before expense reimbursements and/or recoupmentsE	(5.14)%	(19.62	)%D
Net investment (loss), net of reimbursements and/or recoupments	(1.37)%	(1.36	)% D
Portfolio turnover rateF	-%	-%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31, 2021	December 16, 2020A to December 31, 2020

Net asset value, beginning of period	$10.04	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.21)	(0.01)
Net gains on investments (both realized and unrealized)	0.78	0.05

Total income from investment operations	0.57	0.04

Less distributions:
Distributions from net realized gains	(0.59)	-

Total distributions	(0.59)	-

Net asset value, end of period	$10.02	$10.04

Total returnB	5.66%	0.40	%C

Ratios and supplemental data:
Net assets, end of period	$101,889	$100,413
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsE	5.96%	20.40	%D
Expenses, net of reimbursements and/or recoupments	2.14%	2.14	%D
Net investment (loss), before expense reimbursements and/or recoupmentsE	(5.94)%	(20.37	)%D
Net investment (loss), net of reimbursements and/or recoupments	(2.12)%	(2.11	)%D
Portfolio turnover rateF	-%	-%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31, 2021	December 16, 2020A to December 31, 2020

Net asset value, beginning of period	$10.05	$10.00

Income from investment operations:
Net investment (loss)	(0.10)	(0.00	)B
Net gains on investments (both realized and unrealized)	0.79	0.05

Total income from investment operations	0.69	0.05

Less distributions:
Distributions from net realized gains	(0.59)	-

Total distributions	(0.59)	-

Net asset value, end of period	$10.15	$10.05

Total returnC	6.85%	0.50	%D

Ratios and supplemental data:
Net assets, end of period	$10,217,056	$9,744,619
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsF	3.60%	14.61	%E
Expenses, net of reimbursements and/or recoupments	0.99%	0.99	%E
Net investment (loss), before expense reimbursements and/or recoupmentsF	(3.58)%	(14.58	)%E
Net investment (loss), net of reimbursements and/or recoupments	(0.97)%	(0.96	)%E
Portfolio turnover rateG	-%	-%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

December 31, 2021 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund for the period from January 1, 2021 to December 31, 2021, is accurate and complete.

Sonia L. Bates, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the

American Beacon AHL Managed Futures Strategy Fund,

American Beacon AHL TargetRisk Fund and

American Beacon AHL TargetRisk Core Fund

American Beacon FundsSM

Federal Tax Information

December 31, 2021 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

AHL Managed Futures Strategy	0.00%
AHL TargetRisk	0.00%
AHL TargetRisk Core	0.00%

Qualified Dividend Income:

AHL Managed Futures Strategy	0.00%
AHL TargetRisk	0.00%
AHL TargetRisk Core	0.00%

Long-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$28,262,785
AHL TargetRisk	22,380,667
AHL TargetRisk Core	170,925

Short-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$30,143,103
AHL TargetRisk	61,442,374
AHL TargetRisk Core	416,175

Shareholders received notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (67)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-2021); Director, National Investment Services of America, LLC (2019 – Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018- Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

December 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Funds’ portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund are service marks of American Beacon Advisors, Inc.

AR 12/21

American Beacon®
FUNDS

# 2021 ANNUAL REPORT

## December 31, 2021

BAHL & GAYNOR SMALL CAP GROWTH FUND

B&G 1221

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2021 (Unaudited)

U.S. equity markets continued the momentum of calendar year 2020, reaching record highs in 2021 despite the ongoing COVID-19 pandemic. The year started with domestic equity markets gaining momentum during the early months of 2021 and rising to near-record levels by the end of the first quarter. This was driven, in part, by a social media-driven run-up in share prices for so-called “meme” stocks. After a short sell-off in January, stocks rebounded through February and March as COVID-19 vaccine distribution progress spurred optimism for a post-pandemic economic recovery. Investors responded by rotating out of the Information Technology sector and into the beleaguered Financials and Energy sectors.

During the second quarter of 2021, U.S. markets again recorded strong gains. The successful push for COVID-19 vaccinations and the continued reopening of the economy provided a strong basis for investor optimism in April. However, concerns about rising inflation temporarily slowed market growth in May. Investors regained confidence in June and began rotating back into Growth-oriented stocks, particularly large technology names.

Markets rose steadily through July and August as investors welcomed the continued reopening of the economy and strong corporate earnings. Investor sentiment shifted in September, however, amid worries over a variety of economic uncertainties – including the delta variant, inflation, signs of potential weakening in the U.S. economy and fears of disruptions in the Chinese economy. September’s declines erased nearly all of the gains in large-cap stocks from the previous two months and hit small-cap stocks particularly hard, even erasing some returns from the prior quarter.

Strong third-quarter earnings reports in October and continuing positive underlying economic data drove gains through the first half of the fourth quarter of 2021. Except for a brief period of volatility in late November and early December, driven by the emergence of the omicron variant, equity markets maintained steady growth through the end of the year. Following the stumble of stock prices at the end of November, the subsequent December recovery helped produce another year of double-digit returns for most major U.S. equity indexes.

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

The Investor Class of the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 15.35% for the twelve months ended December 31, 2021. The Fund outperformed the Russell 2000® Growth Index (the “Index”) return of 2.83% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 7/15/2014 through 12/31/2021

Total Returns for the Period Ended December 31, 2021

	Ticker	1 Year	3 Years	5 Years	Since Inception (7/15/2014)	Value of $10,000 7/15/2014- 12/31/2021
R5 Class (1,4)	GBSIX	15.77%	17.64%	10.42%	10.81%	$21,512
Y Class (1,4)	GBSYX	15.69%	17.51%	10.30%	10.71%	$21,363
Investor Class (1,4)	GBSPX	15.35%	17.29%	10.05%	10.42%	$20,959
A without Sales Charge (1,2,4)	GBSAX	15.39%	17.19%	9.98%	10.37%	$20,890
A with Sales Charge (1,2,4)	GBSAX	8.78%	14.89%	8.69%	9.50%	$19,689
C without Sales Charge (1,2,4)	GBSCX	14.44%	16.29%	9.17%	9.54%	$19,746
C with Sales Charge (1,2,4)	GBSCX	13.44%	16.29%	9.17%	9.54%	$19,746

Russell 2000® Growth Index (3)		2.83%	21.17%	14.53%	11.97%	$23,258
Russell 2000® Index (3)		14.82%	20.02%	12.02%	10.64%	$21,272

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

3.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bahl & Gaynor Small Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 2000 Growth Index and the Russell 2000 Index (the “Indexes”) vest in the relevant LSE Group company which owns the Indexes. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Indexes for the purpose to which they are being put by the Manager. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C, Class shares were 1.35%, 1.40%, 1.75%, 1.64%, and 2.45%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to both security selection and sector allocation.

From a security selection perspective, the Fund’s holdings in the Health Care, Industrials, and Real Estate sectors contributed the most to relative performance. In the Health Care sector, the Fund’s positions in Luminex Corp. (up 55.2%), CONMED Corp. (up 27.4%) and LeMaitre Vascular, Inc. (up 25.1%) positively impacted relative returns. In the Industrials sector, contributors included Tetra Tech, Inc. (up 47.9%) and UFP Industries, Inc. (up 63.7%). Within the Real Estate sector, Terreno Realty Corp. (up 48.3%) and Rexford Industrial Realty, Inc. (up 59.3%) contributed to performance relative to the Index. The aforementioned performance was offset slightly by security selection in the Consumer Staples sector; detractors included Utz Brands, Inc. (down 40.4%) and Lancaster Colony Corp. (down 8.6%).

4

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

From a sector allocation perspective, the Fund’s significant underweight allocation to the Health Care sector, the worst performing sector of the Index, and overweight allocations to the Industrials and Financials sectors contributed positively to relative performance. Conversely, an underweight allocation to the Consumer Discretionary sector detracted slightly from relative returns.

The Fund’s basic philosophy remains focused on investing in companies using a fundamental investment approach that seeks price appreciation, capital preservation and income.

Top Ten Holdings (% Net Assets)
Ensign Group, Inc.		3.8
Progress Software Corp.		3.8
Tetra Tech, Inc.		3.8
US Physical Therapy, Inc.		3.7
LeMaitre Vascular, Inc.		3.5
Evercore, Inc., Class A		3.4
CSG Systems International, Inc.		3.3
Avient Corp.		3.2
CONMED Corp.		3.2
TTEC Holdings, Inc.		3.1

Total Fund Holdings	46

Sector Allocation (% Equities)
Industrials	22.9
Health Care	18.0
Information Technology	16.3
Financials	12.9
Materials	8.8
Consumer Discretionary	7.8
Real Estate	4.9
Consumer Staples	4.5
Utilities	2.7
Communication Services	0.7
Energy	0.5

5

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

December 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

December 31, 2021 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021-12/31/2021*
R5 Class
Actual	$1,000.00	$1,053.00	$5.07
Hypothetical**	$1,000.00	$1,020.27	$4.99
Y Class
Actual	$1,000.00	$1,052.80	$5.59
Hypothetical**	$1,000.00	$1,019.76	$5.50
Investor Class
Actual	$1,000.00	$1,051.30	$7.03
Hypothetical**	$1,000.00	$1,018.35	$6.92
A Class
Actual	$1,000.00	$1,051.50	$6.83
Hypothetical**	$1,000.00	$1,018.55	$6.72
C Class
Actual	$1,000.00	$1,047.50	$10.99
Hypothetical**	$1,000.00	$1,014.47	$10.82

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.32%, and 2.13% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Bahl & Gaynor Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting American Beacon Funds) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2022

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.48%

Communication Services - 0.67%

Media - 0.67%
Nexstar Media Group, Inc., Class A	2,057	$310,566

Consumer Discretionary - 7.80%

Household Durables - 2.54%
MDC Holdings, Inc.	21,190	1,183,038

Leisure Products - 2.92%
Brunswick Corp.	6,750	679,927
Johnson Outdoors, Inc., Class A	7,259	680,096

		1,360,023

Specialty Retail - 2.34%
Rent-A-Center, Inc.	22,670	1,089,067

Total Consumer Discretionary		3,632,128

Consumer Staples - 4.44%

Food Products - 4.44%
John B Sanfilippo & Son, Inc.	4,621	416,629
Lancaster Colony Corp.	6,557	1,085,839
Utz Brands, Inc.A	35,542	566,895

		2,069,363

Total Consumer Staples		2,069,363

Energy - 0.55%

Oil, Gas & Consumable Fuels - 0.55%
World Fuel Services Corp.	9,630	254,906

Financials - 12.85%

Banks - 5.72%
First Financial Bancorp	30,413	741,469
First Interstate BancSystem, Inc., Class A	20,348	827,553
Home BancShares, Inc.	44,881	1,092,852

		2,661,874

Capital Markets - 3.41%
Evercore, Inc., Class A	11,686	1,587,543

Insurance - 3.72%
Horace Mann Educators Corp.	15,073	583,325
Kinsale Capital Group, Inc.	4,839	1,151,150

		1,734,475

Total Financials		5,983,892

Health Care - 17.92%

Health Care Equipment & Supplies - 7.62%
CONMED Corp.	10,573	1,498,829
LeMaitre Vascular, Inc.	32,784	1,646,740
Mesa Laboratories, Inc.	1,234	404,863

		3,550,432

Health Care Providers & Services - 10.30%
Chemed Corp.	2,516	1,331,064
Ensign Group, Inc.	20,928	1,757,115
US Physical Therapy, Inc.	17,856	1,706,141

		4,794,320

Total Health Care		8,344,752

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.48% (continued)

Industrials - 22.75%

Aerospace & Defense - 1.84%
BWX Technologies, Inc.	9,484	$454,094
Curtiss-Wright Corp.	2,928	406,026

		860,120

Building Products - 5.32%
AAON, Inc.	6,775	538,138
Simpson Manufacturing Co., Inc.	4,162	578,809
UFP Industries, Inc.	14,783	1,360,184

		2,477,131

Commercial Services & Supplies - 8.13%
MSA Safety, Inc.	6,170	931,423
Ritchie Bros Auctioneers, Inc.	17,832	1,091,497
Tetra Tech, Inc.	10,380	1,762,524

		3,785,444

Machinery - 2.42%
Federal Signal Corp.	26,034	1,128,314

Professional Services - 5.04%
Exponent, Inc.	9,920	1,157,962
ManTech International Corp., Class A	16,307	1,189,269

		2,347,231

Total Industrials		10,598,240

Information Technology - 16.21%

Electronic Equipment, Instruments & Components - 1.93%
Littelfuse, Inc.	2,855	898,411

IT Services - 6.44%
CSG Systems International, Inc.	26,977	1,554,415
TTEC Holdings, Inc.	15,944	1,443,729

		2,998,144

Semiconductors & Semiconductor Equipment - 4.00%
Power Integrations, Inc.	13,162	1,222,618
Universal Display Corp.	3,895	642,792

		1,865,410

Software - 3.84%
Progress Software Corp.	37,018	1,786,859

Total Information Technology		7,548,824

Materials - 8.72%

Chemicals - 8.72%
Avient Corp.	26,566	1,486,368
Balchem Corp.	6,145	1,036,047
Scotts Miracle-Gro Co.	3,895	627,095
Stepan Co.	7,331	911,170

		4,060,680

Total Materials		4,060,680

Real Estate - 4.89%

Equity Real Estate Investment Trusts (REITs) - 4.89%
Innovative Industrial Properties, Inc.A	1,790	470,609
Rexford Industrial Realty, Inc.	5,420	439,616
Terreno Realty Corp.	16,041	1,368,137

		2,278,362

Total Real Estate		2,278,362

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.48% (continued)

Utilities - 2.68%

Gas Utilities - 2.68%
Chesapeake Utilities Corp.	8,565	$1,248,863

Total Common Stocks (Cost $32,773,575)		46,330,576

SHORT-TERM INVESTMENTS - 0.49% (Cost $228,422)

Investment Companies - 0.49%
American Beacon U.S. Government Money Market Select Fund, 0.01%B C	228,422	228,422

TOTAL INVESTMENTS - 99.97% (Cost $33,001,997)		46,558,998
OTHER ASSETS, NET OF LIABILITIES - 0.03%		13,055

TOTAL NET ASSETS - 100.00%		$46,572,053

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2021 (Note 9).

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

Long Futures Contracts Open on December 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	2	March 2022	$224,732	$224,280	$(452)

			$224,732	$224,280	$(452)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2021, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$46,330,576	$-	$-	$46,330,576
Short-Term Investments	228,422	-	-	228,422

Total Investments in Securities - Assets	$46,558,998	$-	$-	$46,558,998

Financial Derivative Instruments - Liabilities
Futures Contracts	$(452)	$-	$-	$(452)

Total Financial Derivative Instruments - Liabilities	$(452)	$-	$-	$(452)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at fair value†	$46,330,576
Investments in affiliated securities, at fair value‡	228,422
Cash collateral held at broker for futures contracts	21,000
Dividends and interest receivable	38,170
Deposits with broker for futures contracts	38
Receivable for fund shares sold	32,667
Receivable for expense reimbursement (Note 2)	27,753
Prepaid expenses	24,313

Total assets	46,702,939

Liabilities:
Payable for fund shares redeemed	15,524
Management and sub-advisory fees payable (Note 2)	34,321
Service fees payable (Note 2)	1,623
Transfer agent fees payable (Note 2)	2,884
Custody and fund accounting fees payable	18,150
Professional fees payable	45,708
Payable for prospectus and shareholder reports	11,321
Payable for variation margin from open futures contracts (Note 5)	416
Other liabilities	939

Total liabilities	130,886

Net assets	$46,572,053

Analysis of net assets:
Paid-in-capital	$32,543,693
Total distributable earnings (deficits)A	14,028,360

Net assets	$46,572,053

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	1,139,467

Y Class	1,240,093

Investor Class	197,872

A Class	76,005

C Class	17,721

Net assets:
R5 Class	$20,011,026

Y Class	$21,596,567

Investor Class	$3,379,147

A Class	$1,296,534

C Class	$288,779

Net asset value, offering and redemption price per share:
R5 Class	$17.56

Y Class	$17.42

Investor Class	$17.08

A Class	$17.06

A Class (offering price)	$18.10

C Class	$16.30

† Cost of investments in unaffiliated securities	$32,773,575
‡ Cost of investments in affiliated securities	$228,422
§ Fair value of securities on loan	$960,505

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

12

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$613,402
Dividend income from affiliated securities (Note 2)	39
Income derived from securities lending (Note 9)	362

Total investment income	613,803

Expenses:
Management and sub-advisory fees (Note 2)	398,498
Transfer agent fees:
R5 Class (Note 2)	9,576
Y Class (Note 2)	22,363
Investor Class	1,425
A Class	151
C Class	41
Custody and fund accounting fees	35,101
Professional fees	72,976
Registration fees and expenses	67,133
Service fees (Note 2):
Investor Class	13,109
A Class	1,063
C Class	380
Distribution fees (Note 2):
A Class	3,412
C Class	3,087
Prospectus and shareholder report expenses	19,106
Trustee fees (Note 2)	3,033
Loan expense (Note 10)	276
Other expenses	22,564

Total expenses	673,294

Net fees waived and expenses (reimbursed) (Note 2)	(182,474)

Net expenses	490,820

Net investment income	122,983

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	5,498,481
Futures contracts	74,291
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	841,234
Futures contracts	(3,046)

Net gain from investments	6,410,960

Net increase in net assets resulting from operations	$6,533,943

† Foreign taxes	$2,421

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

13

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$122,983	$208,362
Net realized gain from investments in unaffiliated securities and futures contracts	5,572,772	70,414
Change in net unrealized appreciation of investments in unaffiliated securities and futures contracts	838,188	3,588,274

Net increase in net assets resulting from operations	6,533,943	3,867,050

Distributions to shareholders:
Total retained earnings:
R5 Class	(1,241,910)	(85,585)
Y Class	(1,413,879)	(97,396)
Investor Class	(211,168)	(14,820)
A Class	(85,291)	(6,476)
C Class	(19,400)	–

Net distributions to shareholders	(2,971,648)	(204,277)

Capital share transactions (Note 11):
Proceeds from sales of shares	3,901,960	3,765,505
Reinvestment of dividends and distributions	2,933,914	201,044
Cost of shares redeemed	(5,948,081)	(10,503,998)

Net increase (decrease) in net assets from capital share transactions	887,793	(6,537,449)

Net increase (decrease) in net assets	4,450,088	(2,874,676)

Net assets:
Beginning of year	42,121,965	44,996,641

End of year	$46,572,053	$42,121,965

See accompanying notes

14

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of December 31, 2021, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives the fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the fund will use derivatives, may adversely affect the fund’s performance and may increase costs related to the fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

15

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

16

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Bahl & Gaynor, Inc. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Over $500 million	0.50%

17

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

The Management and Sub-Advisory Fees paid by the Fund for the year ended December 31, 2021 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$159,975
Sub-Advisor Fees	0.525%	238,523

Total	0.875%	$398,498

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended December 31, 2021, the Manager received securities lending fees of $49 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$30,212

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

As of December 31, 2021, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub- Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$2,590

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with a December 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2021 Fair Value
U.S. Government Money Market Select	Direct	Bahl & Gaynor Small Cap Growth	$228,422	$–	$–	$39	$228,422

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2021, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Bahl & Gaynor Small Cap Growth	$471

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2021, the Fund borrowed on average $316,451 for 3 days at an average interest rate of 0.85% with interest charges of $23. These amounts are recorded as “Other expenses” in the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through April 30, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the year ended December 31, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	1/1/2021 - 4/30/2021	5/1/2021 - 12/31/2021	Reimbursed Expenses	(Recouped) Expenses
Bahl & Gaynor Small Cap Growth	R5	0.98%	0.98%	$81,084	$-	2024
Bahl & Gaynor Small Cap Growth	Y	1.08%	1.08%	80,998	-	2024
Bahl & Gaynor Small Cap Growth	Investor	1.36%	1.36%	14,296	-	2024
Bahl & Gaynor Small Cap Growth	A	1.34%	1.32%	4,986	-	2024
Bahl & Gaynor Small Cap Growth	C	2.13%	2.13%	1,110	-	2024

Of the above amounts, $27,753 was disclosed as a Receivable for expense reimbursement on the Statement of Assets and Liabilities at December 31, 2021.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$-	$-	$118,073	2021
Bahl & Gaynor Small Cap Growth	-	141,101	-	2022
Bahl & Gaynor Small Cap Growth	-	134,708	-	2023

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2021, RID collected $337 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2021, there were no CDSC fees collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2021, there were no CDSC fees collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

(a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.    Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts (“REITs”)

The Fund may own shares of REITs which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended December 31, 2021, the Fund entered into futures contracts primarily for exposing cash to markets.

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2021
Bahl & Gaynor Small Cap Growth	4

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(452)	$(452)

The effect of financial derivative instruments on the Statement of Operations as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$74,291	$74,291

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(3,046)	$(3,046)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2021.

Offsetting of Financial and Derivative Assets as of December 31, 2021:
	Assets	Liabilities
Futures Contracts(1)	$-	$452

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$452

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(452)

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

The Fund’s focus on dividend-paying stocks could cause the Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

27

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the

28

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

29

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Distributions paid from:
Ordinary income
R5 Class	$41,737	$85,585
Y Class	47,517	97,396
Investor Class	6,693	14,820
A Class	2,866	6,476
Long-term capital gains
R5 Class	1,200,173	-
Y Class	1,366,362	-
Investor Class	204,475	-
A Class	82,425	-
C Class	19,400	-

Total distributions paid	$2,971,648	$204,277

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$33,379,031	$13,922,846	$(742,879)	$13,179,967

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Bahl & Gaynor Small Cap Growth	$13,179,967	$-	$848,393	$-	$-	$14,028,360

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

30

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

There were no permanent differences as of December 31, 2021.

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at December 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

The Fund utilized $770,153 short-term and $1,063,896 long-term capital loss carryforwards and did not have any remaining capital loss carryforwards as of December 31, 2021.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$12,725,003	$14,291,041

A summary of the Fund’s transactions in the USG Select Fund for the year ended December 31, 2021 were as follows:

Fund	Type of Transaction	December 31, 2020 Shares/Fair Value	Purchases	Sales	December 31, 2021 Shares/Fair Value
Bahl & Gaynor Small Cap Growth	Direct	$562,884	$6,912,420	$7,246,882	$228,422

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities,

31

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bahl & Gaynor Small Cap Growth	$960,505	$-	$976,268	$976,268

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

32

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2021

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2021, the Fund did not utilize these facilities.

11.    Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended December 31,
	2021		2020
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	16,177	$282,485	41,600	$498,818
Reinvestment of dividends	72,162	1,241,910	5,339	85,585
Shares redeemed	(21,760)	(379,708)	(202,445)	(2,733,663)

Net increase (decrease) in shares outstanding	66,579	$1,144,687	(155,506)	$(2,149,260)

	Y Class
	Year Ended December 31,
	2021		2020
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	147,997	$2,639,424	200,131	$2,487,401
Reinvestment of dividends	80,752	1,378,434	5,915	94,163
Shares redeemed	(216,001)	(3,801,325)	(505,161)	(6,363,513)

Net increase (decrease) in shares outstanding	12,748	$216,533	(299,115)	$(3,781,949)

	Investor Class
	Year Ended December 31,
	2021		2020
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	52,470	$907,301	60,656	$753,862
Reinvestment of dividends	12,615	211,168	945	14,820
Shares redeemed	(74,782)	(1,316,885)	(80,383)	(1,059,922)

Net (decrease) in shares outstanding	(9,697)	$(198,416)	(18,782)	$(291,240)

	A Class
	Year Ended December 31,
	2021		2020
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,665	$47,550	1,981	$22,924
Reinvestment of dividends	4,971	83,123	413	6,476
Shares redeemed	(21,566)	(370,745)	(23,475)	(299,467)

Net (decrease) in shares outstanding	(13,930)	$(240,072)	(21,081)	$(270,067)

	C Class
	Year Ended December 31,
	2021		2020
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,483	$25,200	181	$2,500
Reinvestment of dividends	1,207	19,279	-	-
Shares redeemed	(4,772)	(79,418)	(3,966)	(47,433)

Net (decrease) in shares outstanding	(2,082)	$(34,939)	(3,785)	$(44,933)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

33

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$16.19	$14.52	$11.62	$13.93	$12.77

Income (loss) from investment operations:
Net investment income	0.06	0.10	0.07	0.07	0.04
Net gains (losses) on investments (both realized and unrealized)	2.47	1.65	2.89	(1.66)	1.71

Total income (loss) from investment operations	2.53	1.75	2.96	(1.59)	1.75

Less distributions:
Dividends from net investment income	(0.04)	(0.08)	(0.06)	(0.05)	(0.05)
Distributions from net realized gains	(1.12)	-	-	(0.67)	(0.54)
Tax return of capitalB	-	-	-	(0.00)[c]	-

Total distributions	(1.16)	(0.08)	(0.06)	(0.72)	(0.59)

Net asset value, end of period	$17.56	$16.19	$14.52	$11.62	$13.93

Total returnD	15.77%	12.06%	25.49%	(11.27)%	13.65%

Ratios and supplemental data:
Net assets, end of period	$20,011,026	$17,373,228	$17,837,496	$13,875,243	$16,498,344
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.40%	1.35%	1.33%	1.26%	1.32%
Expenses, net of reimbursements and/or recoupments	0.98%	0.98%	0.98%	0.98%	0.98%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.05)%	0.26%	0.18%	0.17%	0.18%
Net investment income, net of reimbursements and/or recoupments	0.37%	0.63%	0.53%	0.45%	0.52%
Portfolio turnover rate	28%	38%	35%	42%	38%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

34

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of period	$16.08	$14.44	$11.57	$13.89		$12.75

Income (loss) from investment operations:
Net investment income	0.05	0.08	0.06	0.05		0.05
Net gains (losses) on investments (both realized and unrealized)	2.45	1.64	2.87	(1.65)		1.68

Total income (loss) from investment operations	2.50	1.72	2.93	(1.60)		1.73

Less distributions:
Dividends from net investment income	(0.04)	(0.08)	(0.06)	(0.05)		(0.05)
Distributions from net realized gains	(1.12)	-	-	(0.67)		(0.54)
Tax return of capitalA	-	-	-	(0.00	)B	-

Total distributions	(1.16)	(0.08)	(0.06)	(0.72)		(0.59)

Net asset value, end of period	$17.42	$16.08	$14.44	$11.57		$13.89

Total returnC	15.69%	11.92%	25.34%	(11.37)%		13.52%

Ratios and supplemental data:
Net assets, end of period	$21,596,567	$19,738,717	$22,038,090	$17,879,581		$15,114,316
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.46%	1.40%	1.38%	1.34%		1.38%
Expenses, net of reimbursements and/or recoupments	1.08%	1.08%	1.08%	1.08%		1.08%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.12)%	0.22%	0.13%	0.13%		0.12%
Net investment income, net of reimbursements and/or recoupments	0.26%	0.54%	0.43%	0.39%		0.42%
Portfolio turnover rate	28%	38%	35%	42%		38%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

35

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of period	$15.83	$14.21	$11.41	$13.75		$12.65

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.02	0.01	(0.00	)A	0.02
Net gains (losses) on investments (both realized and unrealized)	2.42	1.67	2.84	(1.62)		1.66

Total income (loss) from investment operations	2.41	1.69	2.85	(1.62)		1.68

Less distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.05)	(0.05)		(0.04)
Distributions from net realized gains	(1.12)	-	-	(0.67)		(0.54)
Tax return of capitalB	-	-	-	(0.00	)A	-

Total distributions	(1.16)	(0.07)	(0.05)	(0.72)		(0.58)

Net asset value, end of period	$17.08	$15.83	$14.21	$11.41		$13.75

Total returnC	15.35%	11.91%	24.99%	(11.64)%		13.23%

Ratios and supplemental data:
Net assets, end of period	$3,379,147	$3,286,176	$3,217,039	$2,736,498		$4,344,476
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.77%	1.75%	1.71%	1.53%		1.57%
Expenses, net of reimbursements and/or recoupments	1.36%	1.36%	1.36%	1.36%		1.36%
Net investment (loss), before expense reimbursements and/or recoupments	(0.43)%	(0.14)%	(0.20)%	(0.14)%		(0.09)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.02)%	0.25%	0.15%	0.03%		0.12%
Portfolio turnover rate	28%	38%	35%	42%		38%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

36

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$15.81		$14.23		$11.42		$13.75		$12.64

Income (loss) from investment operations:
Net investment income	(0.00	)A	0.03	B	0.01	B	0.02		0.03
Net gains (losses) on investments (both realized and unrealized)	2.41		1.62		2.84		(1.64)		1.65

Total income (loss) from investment operations	2.41		1.65		2.85		(1.62)		1.68

Less distributions:
Dividends from net investment income	(0.04)		(0.07)		(0.04)		(0.04)		(0.03)
Distributions from net realized gains	(1.12)		-		-		(0.67)		(0.54)
Tax return of capitalC	-		-		-		(0.00	)A	-

Total distributions	(1.16)		(0.07)		(0.04)		(0.71)		(0.57)

Net asset value, end of period	$17.06		$15.81		$14.23		$11.42		$13.75

Total returnD	15.39%		11.62%		24.97%		(11.70)%		13.30%

Ratios and supplemental data:
Net assets, end of period	$1,296,534		$1,422,125		$1,579,622		$3,958,224		$3,955,277
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.69%		1.64%		1.64%		1.61%		1.69%
Expenses, net of reimbursements and/or recoupments	1.33%		1.35%		1.38%		1.38%		1.38%
Net investment (loss), before expense reimbursements and/or recoupments	(0.36)%		(0.04)%		(0.18)%		(0.16)%		(0.20)%
Net investment income, net of reimbursements and/or recoupments	(0.00	)%E	0.25%		0.08%		0.07%		0.11%
Portfolio turnover rate	28%		38%		35%		42%		38%

A	Amount represents less than $0.01 per share.
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Amount represents less than 0.005% of average net assets.

See accompanying notes

37

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of period	$15.24	$13.75	$11.09	$13.42		$12.42

Income (loss) from investment operations:
Net investment (loss)	(0.23)	(0.18)	(0.14)	(0.21)		(0.06)
Net gains (losses) on investments (both realized and unrealized)	2.41	1.67	2.80	(1.45)		1.60

Total income (loss) from investment operations	2.18	1.49	2.66	(1.66)		1.54

Less distributions:
Dividends from net investment income	-	-	-	-		-
Distributions from net realized gains	(1.12)	-	-	(0.67)		(0.54)
Tax return of capitalA	-	-	-	(0.00	)B	-

Total distributions	(1.12)	-	-	(0.67)		(0.54)

Net asset value, end of period	$16.30	$15.24	$13.75	$11.09		$13.42

Total returnC	14.44%	10.84%	23.99%	(12.26)%		12.38%

Ratios and supplemental data:
Net assets, end of period	$288,779	$301,719	$324,394	$297,668		$520,113
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.49%	2.45%	2.47%	2.35%		2.44%
Expenses, net of reimbursements and/or recoupments	2.13%	2.13%	2.13%	2.13%		2.13%
Net investment (loss), before expense reimbursements and/or recoupments	(1.15)%	(0.84)%	(0.97)%	(0.92)%		(0.96)%
Net investment (loss), net of reimbursements and/or recoupments	(0.79)%	(0.52)%	(0.63)%	(0.70)%		(0.65)%
Portfolio turnover rate	28%	38%	35%	42%		38%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

38

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Federal Tax Information

December 31, 2021 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Fund designated the following items with regard to distributions paid during the fiscal year ended December 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Bahl & Gaynor Small Cap Growth	100%

Qualified Dividend Income:

Bahl & Gaynor Small Cap Growth	100%

Long-Term Capital Gain Distributions:

Bahl & Gaynor Small Cap Growth	$2,872,835

Short-Term Capital Gain Distributions:

Bahl & Gaynor Small Cap Growth	$0

Shareholders received notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

39

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Douglas A. Lindgren (60)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (67)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-2021); Director, National Investment Services of America, LLC (2019-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021-Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

46

American Beacon FundsSM

Privacy Policy

December 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

47

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48

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Bahl & Gaynor Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/21

American Beacon® FUNDS

# 2021 ANNUAL REPORT

## December 31, 2021

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

Bridgeway 1221

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2021 (Unaudited)

U.S. equity markets continued the momentum of calendar year 2020, reaching record highs in 2021 despite the ongoing COVID-19 pandemic. The year started with domestic equity markets gaining momentum during the early months of 2021 and rising to near-record levels by the end of the first quarter. This was driven, in part, by a social media-driven run-up in share prices for so-called “meme” stocks. After a short sell-off in January, stocks rebounded through February and March as COVID-19 vaccine distribution progress spurred optimism for a post-pandemic economic recovery. Investors responded by rotating out of the Information Technology sector and into the beleaguered Financials and Energy sectors.

During the second quarter of 2021, U.S. markets again recorded strong gains. The successful push for COVID-19 vaccinations and the continued reopening of the economy provided a strong basis for investor optimism in April. However, concerns about rising inflation temporarily slowed market growth in May. Investors regained confidence in June and began rotating back into Growth-oriented stocks, particularly large technology names.

Markets rose steadily through July and August as investors welcomed the continued reopening of the economy and strong corporate earnings. Investor sentiment shifted in September, however, amid worries over a variety of economic uncertainties – including the delta variant, inflation, signs of potential weakening in the U.S. economy and fears of disruptions in the Chinese economy. September’s declines erased nearly all of the gains in large-cap stocks from the previous two months and hit small-cap stocks particularly hard, even erasing some returns from the prior quarter.

Strong third-quarter earnings reports in October and continuing positive underlying economic data drove gains through the first half of the fourth quarter of 2021. Except for a brief period of volatility in late November and early December, driven by the emergence of the omicron variant, equity markets maintained steady growth through the end of the year. Following the stumble of stock prices at the end of November, the subsequent December recovery helped produce another year of double-digit returns for most major U.S. equity indexes.

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 21.48% for the twelve months ended December 31, 2021, compared to the Russell 1000® Growth Index (the “Index”) return of 27.60% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2011 through 12/31/2021

Total Returns for the Period Ended December 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2011- 12/31/2021
R5 Class (1,8)	BRLGX	21.82%	28.72%	20.59%	18.10%	$52,791
Y Class (1,2,8)	BLYYX	21.77%	28.63%	20.50%	18.05%	$52,554
Investor Class (1,3,8)	BLYPX	21.48%	28.29%	20.17%	17.85%	$51,691
A without Sales Charge (1,4,8)	BLYAX	21.47%	28.33%	20.20%	17.87%	$51,777
A with Sales Charge (1,4,8)	BLYAX	14.49%	25.82%	18.79%	17.17%	$48,787
C without Sales Charge (1,5,8)	BLYCX	20.58%	27.35%	19.30%	17.34%	$49,492
C with Sales Charge (1,5,8)	BLYCX	19.58%	27.35%	19.30%	17.34%	$49,492
R6 Class (1,6,8)	BLYRX	21.90%	28.82%	20.65%	18.13%	$52,909

Russell 1000® Growth Index (7)		27.60%	34.08%	25.32%	19.79%	$60,825

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the R5 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 12/31/2011 up to 2/5/2016, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be

3

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

higher than they would have been had the Y Class been in existence since 12/31/2011. A portion of the fees charged to the Y Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

3.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 12/31/2011 up to 2/5/2016, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/2011. A portion of the fees charged to the Investor Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was higher than actual returns shown since inception.

4.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 12/31/2011 through 2/5/2016, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/2011. A portion of the fees charged to the A Class of the Fund was waived from Fund inception through 2018, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 12/31/2011 through 2/5/2016, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/2011. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017, partially recovered in 2018 and 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 12/31/2011 through 4/30/2018, the inception date of the R6 Class and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/2011. A portion of fees charged to the R6 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.93%, 0.98%, 1.27%, 1.23%, 1.97%, and 0.87%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index for the period due to security selection, while sector allocation contributed to performance relative to the Index.

Most of the Fund’s underperformance related to security selection was attributed to holdings in the Communication Services and Consumer Discretionary sectors. Within Communication Services sector, positions in Altice USA, Inc., Class A and Match Group, Inc. (down 57.3% and 12.5%, respectively) hurt performance. In the Consumer Discretionary sector, an underweight position in Tesla, Inc. (up 49.8% for the Index) and a position in Chegg, Inc. (down 34.6%) detracted from relative performance. This performance was modestly offset by positions in the Information Technology sector. Within this sector, positions in Nvidia Corp. (up 128.5%) and Fortinet, Inc. (up 142.0%) contributed to the Fund’s relative performance.

From a sector allocation perspective, the Fund’s underweighting to Communication Services and Industrials contributed to relative performance. In contrast, a slight overweighting to the Health Care sector modestly reduced performance for the period.

The sub-advisor continues to invest in a broadly diversified portfolio of companies they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

4

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

Top Ten Holdings (% Net Assets)
Apple, Inc.		6.0
NVIDIA Corp.		5.5
Microsoft Corp.		4.9
Amazon.com, Inc.		3.7
Advanced Micro Devices, Inc.		3.3
HubSpot, Inc.		3.1
Cadence Design Systems, Inc.		2.8
Fortinet, Inc.		2.6
IDEXX Laboratories, Inc.		2.4
Procter & Gamble Co.		2.4

Total Fund Holdings	65

Sector Allocation (% Equities)
Information Technology		46.2
Consumer Discretionary		15.2
Health Care		12.0
Consumer Staples		8.0
Communication Services		5.9
Real Estate		3.0
Financials		2.9
Materials		2.9
Industrials		2.0
Energy		1.9

5

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2021 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 22.51% for the twelve months ended December 31, 2021. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of 25.16% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2011 through 12/31/2021

Total Returns for the Period Ended December 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2011- 12/31/2021
R5 Class (1,8)	BRLVX	22.88%	14.24%	8.42%	12.32%	$31,944
Y Class (1,2,8)	BWLYX	22.84%	14.16%	8.35%	12.24%	$31,730
Investor Class (1,3,8)	BWLIX	22.51%	13.86%	8.07%	11.95%	$30,932
A without Sales Charge (1,4,8)	BWLAX	22.51%	13.86%	8.05%	11.89%	$30,750
A with Sales Charge (1,4,8)	BWLAX	15.47%	11.63%	6.77%	11.23%	$28,990
C without Sales Charge (1,5,8)	BWLCX	21.58%	13.02%	7.25%	11.09%	$28,622
C with Sales Charge (1,5,8)	BWLCX	20.58%	13.02%	7.25%	11.09%	$28,622
R6 Class (1,6,8)	BWLRX	22.99%	14.29%	8.44%	12.33%	$31,975

Russell 1000® Value Index (7)		25.16%	17.64%	11.16%	12.97%	$33,846

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class was waived through 2013, partially recovered in 2014, fully recovered in 2015 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 12/31/2011 up to 2/3/2012, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/2011 A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.

6

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2021 (Unaudited)

3.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 12/31/2011 up to 2/3/2012, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/2011. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.

4.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 12/31/2011 through 2/3/2012, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/2011. A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 12/31/2011 through 2/3/2012, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/2011. A portion of the fees charged to the C Class was waived in 2012 and 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 12/31/2011 through 4/28/2017, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/2011. A portion of the fees charged to the R6 Class of the Fund was waived in 2017. Performance prior to waiving fees was lower than actual returns shown for the five-year and ten-year periods.

7.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE

Russell

is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.75%, 0.83%, 1.10%, 1.10%, 1.83%, and 0.73%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index as both sector allocation and security selection detracted value relative to the Index.

The Fund’s overweight allocation to the Consumer Staples sector and underweight allocation to the Real Estate sector, the second worst and second-best performing sectors in the Index, respectively, detracted from relative performance. Somewhat offsetting this underperformance was a slightly underweight allocation to the Energy sector.

From a security selection perspective, positions in the Health Care and Consumer Discretionary sectors detracted the most relative value. Within the Health Care sector, the Fund’s positions in Teladoc Health, Inc. and Viatris, Inc. (down 54.1% and 21.1%, respectively) hampered performance. Security selection in the Consumer Discretionary sector, such as Wayfair, Inc., Class A (down 36.5%) and Best Buy Co., Inc. (up 3.0%) also detracted from relative returns. This was somewhat offset by stock selection in the Information Technology sector including HP, Inc. (up 56.8%) and Paychex, Inc. (up 46.7%) which helped performance.

The sub-advisor continues to invest in a broadly diversified portfolio of companies they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

7

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2021 (Unaudited)

Top Ten Holdings (% Net Assets)
Johnson Controls International PLC		2.6
Waters Corp.		2.3
Costco Wholesale Corp.		1.9
Texas Instruments, Inc.		1.9
HP, Inc.		1.8
Cummins, Inc.		1.6
Paychex, Inc.		1.6
Bank of America Corp.		1.5
Bank of New York Mellon Corp.		1.5
Oracle Corp.		1.5

Total Fund Holdings	91

Sector Allocation (% Equities)
Financials		24.3
Health Care		17.8
Industrials		14.3
Information Technology		11.0
Consumer Staples		9.4
Consumer Discretionary		7.7
Communication Services		6.3
Energy		3.7
Materials		3.0
Real Estate		2.5

8

American Beacon FundsSM

Expense Examples

December 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2021 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021-12/31/2021*
R5 Class
Actual	$1,000.00	$1,085.00	$4.26
Hypothetical**	$1,000.00	$1,021.12	$4.13
Y Class
Actual	$1,000.00	$1,084.70	$4.52
Hypothetical**	$1,000.00	$1,020.87	$4.38
Investor Class
Actual	$1,000.00	$1,083.40	$5.88
Hypothetical**	$1,000.00	$1,019.56	$5.70
A Class
Actual	$1,000.00	$1,083.20	$5.78
Hypothetical**	$1,000.00	$1,019.66	$5.60
C Class
Actual	$1,000.00	$1,079.30	$9.64
Hypothetical**	$1,000.00	$1,015.93	$9.35
R6 Class
Actual	$1,000.00	$1,085.40	$3.99
Hypothetical**	$1,000.00	$1,021.37	$3.87

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.86%, 1.12%, 1.10%, 1.84%, and 0.76% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021-12/31/2021*
R5 Class
Actual	$1,000.00	$1,044.80	$3.66
Hypothetical**	$1,000.00	$1,021.63	$3.62
Y Class
Actual	$1,000.00	$1,044.50	$3.97
Hypothetical**	$1,000.00	$1,021.32	$3.92
Investor Class
Actual	$1,000.00	$1,043.10	$5.30
Hypothetical**	$1,000.00	$1,020.01	$5.24
A Class
Actual	$1,000.00	$1,043.10	$5.36
Hypothetical**	$1,000.00	$1,019.96	$5.30
C Class
Actual	$1,000.00	$1,039.20	$9.15
Hypothetical**	$1,000.00	$1,016.23	$9.05
R6 Class
Actual	$1,000.00	$1,045.20	$3.51
Hypothetical**	$1,000.00	$1,021.78	$3.47

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.71%, 0.77%, 1.03%, 1.04%, 1.78%, and 0.68% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2022

11

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.14%

Communication Services - 5.87%

Diversified Telecommunication Services - 0.83%
Lumen Technologies, Inc.	153,500	$1,926,425

Entertainment - 1.86%
Netflix, Inc.A	7,200	4,337,568

Interactive Media & Services - 1.82%
Match Group, Inc.A	32,100	4,245,225

Media - 1.36%
Altice USA, Inc., Class AA	75,000	1,213,500
Discovery, Inc., Class AA	83,300	1,960,882

		3,174,382

Total Communication Services		13,683,600

Consumer Discretionary - 15.11%

Hotels, Restaurants & Leisure - 1.63%
Expedia Group, Inc.A	6,700	1,210,824
Marriott International, Inc., Class AA	15,600	2,577,744

		3,788,568

Internet & Direct Marketing Retail - 5.68%
Amazon.com, Inc.A	2,600	8,669,284
DoorDash, Inc., Class AA	10,700	1,593,230
Etsy, Inc.A	13,600	2,977,584

		13,240,098

Multiline Retail - 0.86%
Target Corp.	8,700	2,013,528

Specialty Retail - 5.72%
Best Buy Co., Inc.	39,600	4,023,360
Lowe’s Companies, Inc.	11,500	2,972,520
TJX Companies, Inc.	33,600	2,550,912
Williams-Sonoma, Inc.	22,400	3,788,512

		13,335,304

Textiles, Apparel & Luxury Goods - 1.22%
NIKE, Inc., Class B	17,000	2,833,390

Total Consumer Discretionary		35,210,888

Consumer Staples - 7.99%

Food & Staples Retailing - 2.51%
Albertsons Companies, Inc., Class AB	84,500	2,551,055
Costco Wholesale Corp.	5,800	3,292,660

		5,843,715

Food Products - 1.95%
Kellogg Co.	70,700	4,554,494

Household Products - 3.53%
Colgate-Palmolive Co.	30,500	2,602,870
Procter & Gamble Co.	34,300	5,610,794

		8,213,664

Total Consumer Staples		18,611,873

See accompanying notes

12

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.14% (continued)

Energy - 1.89%

Oil, Gas & Consumable Fuels - 1.89%
Cheniere Energy, Inc.	21,200	$2,150,104
Continental Resources, Inc.	50,100	2,242,476

		4,392,580

Total Energy		4,392,580

Financials - 2.84%

Consumer Finance - 1.98%
Discover Financial Services	19,700	2,276,532
Synchrony Financial	50,600	2,347,334

		4,623,866

Insurance - 0.86%
Allstate Corp.	17,000	2,000,050

Total Financials		6,623,916

Health Care - 11.86%

Biotechnology - 2.19%
Biogen, Inc.A	9,200	2,207,264
Seagen, Inc.A	18,700	2,891,020

		5,098,284

Health Care Equipment & Supplies - 4.65%
Baxter International, Inc.	28,300	2,429,272
Hologic, Inc.A	35,900	2,748,504
IDEXX Laboratories, Inc.A	8,600	5,662,756

		10,840,532

Life Sciences Tools & Services - 4.16%
Agilent Technologies, Inc.	16,000	2,554,400
Thermo Fisher Scientific, Inc.	3,700	2,468,788
Waters Corp.A	12,500	4,657,500

		9,680,688

Pharmaceuticals - 0.86%
Bristol-Myers Squibb Co.	32,300	2,013,905

Total Health Care		27,633,409

Industrials - 2.00%

Professional Services - 0.98%
Robert Half International, Inc.	20,400	2,275,008

Trading Companies & Distributors - 1.02%
SiteOne Landscape Supply, Inc.A	9,800	2,374,344

Total Industrials		4,649,352

Information Technology - 45.76%

Communications Equipment - 0.89%
Ubiquiti, Inc.B	6,800	2,085,560

IT Services - 2.32%
Block, Inc., Class AA	9,800	1,582,798
Cloudflare, Inc., Class AA	8,300	1,091,450

See accompanying notes

13

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.14% (continued)

Information Technology - 45.76% (continued)

IT Services - 2.32% (continued)
Mastercard, Inc., Class A	7,600	$2,730,832

		5,405,080

Semiconductors & Semiconductor Equipment - 17.04%
Advanced Micro Devices, Inc.A	53,700	7,727,430
Applied Materials, Inc.	31,500	4,956,840
Lam Research Corp.	7,000	5,034,050
NVIDIA Corp.	43,600	12,823,196
QUALCOMM, Inc.	16,100	2,944,207
Teradyne, Inc.	17,000	2,780,010
Texas Instruments, Inc.	18,300	3,449,001

		39,714,734

Software - 18.28%
Atlassian Corp. PLC, Class AA	4,000	1,525,160
Cadence Design Systems, Inc.A	35,500	6,615,425
DocuSign, Inc.A	4,100	624,471
Fair Isaac Corp.A	4,700	2,038,249
Fortinet, Inc.A	16,600	5,966,040
HubSpot, Inc.A	11,000	7,250,650
Intuit, Inc.	3,600	2,315,592
Microsoft Corp.	33,700	11,333,984
Palo Alto Networks, Inc.A	6,300	3,507,588
Zendesk, Inc.A	13,500	1,407,915

		42,585,074

Technology Hardware, Storage & Peripherals - 7.23%
Apple, Inc.	78,400	13,921,488
HP, Inc.	77,400	2,915,658

		16,837,146

Total Information Technology		106,627,594

Materials - 2.87%

Chemicals - 1.87%
Dow, Inc.	41,200	2,336,864
Olin Corp.	35,000	2,013,200

		4,350,064

Metals & Mining - 1.00%
Steel Dynamics, Inc.	37,600	2,333,832

Total Materials		6,683,896

Real Estate - 2.95%

Equity Real Estate Investment Trusts (REITs) - 2.95%
American Tower Corp.	9,900	2,895,750
Crown Castle International Corp.	19,100	3,986,934

		6,882,684

Total Real Estate		6,882,684

Total Common Stocks (Cost $153,412,991)		230,999,792

SHORT-TERM INVESTMENTS - 0.88% (Cost $2,050,582)

Investment Companies - 0.88%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	2,050,582	2,050,582

See accompanying notes

14

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

SECURITIES LENDING COLLATERAL - 0.11% (Cost $259,780)

Investment Companies - 0.11%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	259,780	$259,780

TOTAL INVESTMENTS - 100.13% (Cost $155,723,353)		233,310,154
LIABILITIES, NET OF OTHER ASSETS - (0.13%)		(294,494)

TOTAL NET ASSETS - 100.00%		$233,015,660

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2021 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Long Futures Contracts Open on December 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	9	March 2022	$2,072,014	$2,141,325	$69,311

			$2,072,014	$2,141,325	$69,311

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2021, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$230,999,792	$-	$-	$230,999,792
Short-Term Investments	2,050,582	-	-	2,050,582
Securities Lending Collateral	259,780	-	-	259,780

Total Investments in Securities - Assets	$233,310,154	$-	$-	$233,310,154

Financial Derivative Instruments - Assets
Futures Contracts	$69,311	$-	$-	$69,311

Total Financial Derivative Instruments - Assets	$69,311	$-	$-	$69,311

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

15

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.52%

Communication Services - 6.11%

Diversified Telecommunication Services - 3.47%
AT&T, Inc.	343,600	$8,452,560
Lumen Technologies, Inc.	657,300	8,249,115
Verizon Communications, Inc.	200,000	10,392,000

		27,093,675

Media - 2.64%
Discovery, Inc., Class AAB	235,800	5,550,732
Fox Corp., Class A	217,100	8,010,990
Sirius XM Holdings, Inc.A	1,107,100	7,030,085

		20,591,807

Total Communication Services		47,685,482

Consumer Discretionary - 7.55%

Hotels, Restaurants & Leisure - 1.13%
McDonald’s Corp.	32,900	8,819,503

Household Durables - 1.98%
PulteGroup, Inc.	145,600	8,322,496
Whirlpool Corp.	30,400	7,133,664

		15,456,160

Internet & Direct Marketing Retail - 1.05%
eBay, Inc.	52,900	3,517,850
Wayfair, Inc., Class AAB	24,500	4,654,265

		8,172,115

Multiline Retail - 0.99%
Target Corp.	33,500	7,753,240

Specialty Retail - 2.40%
Best Buy Co., Inc.	94,800	9,631,680
Williams-Sonoma, Inc.	53,600	9,065,368

		18,697,048

Total Consumer Discretionary		58,898,066

Consumer Staples - 9.13%

Food & Staples Retailing - 2.25%
Costco Wholesale Corp.	25,600	14,533,120
Walgreens Boots Alliance, Inc.	57,900	3,020,064

		17,553,184

Food Products - 2.19%
Hormel Foods Corp.	164,300	8,019,483
JM Smucker Co.	66,766	9,068,158

		17,087,641

Household Products - 3.77%
Colgate-Palmolive Co.	105,900	9,037,506
Kimberly-Clark Corp.	64,200	9,175,464
Procter & Gamble Co.	68,600	11,221,588

		29,434,558

See accompanying notes

16

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.52% (continued)

Consumer Staples - 9.13% (continued)

Personal Products - 0.92%
Estee Lauder Cos., Inc., Class A	19,400	$7,181,880

Total Consumer Staples		71,257,263

Energy - 3.64%

Oil, Gas & Consumable Fuels - 3.64%
ConocoPhillips	79,900	5,767,182
Continental Resources, Inc.	172,300	7,712,148
EOG Resources, Inc.	63,100	5,605,173
Exxon Mobil Corp.	152,000	9,300,880

		28,385,383

Total Energy		28,385,383

Financials - 23.68%

Banks - 8.91%
Bank of America Corp.	270,100	12,016,749
Citigroup, Inc.	140,700	8,496,873
Huntington Bancshares, Inc.	520,600	8,027,652
JPMorgan Chase & Co.	31,400	4,972,190
KeyCorp	400,500	9,263,565
Regions Financial Corp.	358,200	7,808,760
US Bancorp	167,100	9,386,007
Wells Fargo & Co.	199,000	9,548,020

		69,519,816

Capital Markets - 4.15%
Ameriprise Financial, Inc.	36,900	11,131,254
Bank of New York Mellon Corp.	205,200	11,918,016
Charles Schwab Corp.	111,500	9,377,150

		32,426,420

Consumer Finance - 2.87%
Ally Financial, Inc.	173,700	8,269,857
Capital One Financial Corp.	49,700	7,210,973
Synchrony Financial	148,600	6,893,554

		22,374,384

Insurance - 7.75%
Aflac, Inc.	147,500	8,612,525
Allstate Corp.	76,445	8,993,754
American Financial Group, Inc.	54,300	7,456,476
Fidelity National Financial, Inc.	165,000	8,609,700
MetLife, Inc.	164,000	10,248,360
Prudential Financial, Inc.	69,400	7,511,856
Travelers Cos., Inc.	57,800	9,041,654

		60,474,325

Total Financials		184,794,945

Health Care - 17.33%

Biotechnology - 2.09%
Amgen, Inc.	37,600	8,458,872
Biogen, Inc.B	32,800	7,869,376

		16,328,248

See accompanying notes

17

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.52% (continued)

Health Care - 17.33% (continued)

Health Care Equipment & Supplies - 2.97%
Baxter International, Inc.	95,800	$8,223,472
Becton Dickinson & Co.	34,800	8,751,504
Cooper Cos., Inc.	14,700	6,158,418

		23,133,394

Health Care Providers & Services - 5.36%
AmerisourceBergen Corp.	60,900	8,093,001
Cigna Corp.	38,500	8,840,755
HCA Healthcare, Inc.	16,200	4,162,104
McKesson Corp.	45,500	11,309,935
Quest Diagnostics, Inc.	54,500	9,429,045

		41,834,840

Health Care Technology - 0.47%
Teladoc Health, Inc.B	40,200	3,691,164

Life Sciences Tools & Services - 5.01%
Agilent Technologies, Inc.	53,700	8,573,205
Mettler-Toledo International, Inc.B	2,400	4,073,304
Thermo Fisher Scientific, Inc.	12,800	8,540,672
Waters Corp.B	48,100	17,922,060

		39,109,241

Pharmaceuticals - 1.43%
Bristol-Myers Squibb Co.	139,000	8,666,650
Eli Lilly & Co.	9,000	2,485,980

		11,152,630

Total Health Care		135,249,517

Industrials - 13.99%

Aerospace & Defense - 1.67%
L3Harris Technologies, Inc.	46,300	9,873,012
Northrop Grumman Corp.	8,100	3,135,267

		13,008,279

Building Products - 4.61%
Johnson Controls International PLC	254,000	20,652,740
Masco Corp.	123,500	8,672,170
Owens Corning	73,800	6,678,900

		36,003,810

Commercial Services & Supplies - 0.73%
Rollins, Inc.	166,850	5,707,939

Machinery - 3.61%
Caterpillar, Inc.	40,200	8,310,948
Cummins, Inc.	57,500	12,543,050
Pentair PLC	100,000	7,303,000

		28,156,998

Professional Services - 0.97%
Robert Half International, Inc.	68,000	7,583,360

See accompanying notes

18

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.52% (continued)

Industrials - 13.99% (continued)

Road & Rail - 1.18%
Norfolk Southern Corp.	31,100	$9,258,781

Trading Companies & Distributors - 1.22%
Fastenal Co.	148,200	9,493,692

Total Industrials		109,212,859

Information Technology - 10.76%

Communications Equipment - 0.74%
Ubiquiti, Inc.	18,900	5,796,630

IT Services - 1.55%
Paychex, Inc.	88,700	12,107,550

Semiconductors & Semiconductor Equipment - 3.65%
Advanced Micro Devices, Inc.B	41,200	5,928,680
Intel Corp.	154,600	7,961,900
Texas Instruments, Inc.	77,400	14,587,578

		28,478,158

Software - 1.92%
Autodesk, Inc.B	11,800	3,318,042
Oracle Corp.	133,300	11,625,093

		14,943,135

Technology Hardware, Storage & Peripherals - 2.90%
HP, Inc.	377,600	14,224,192
NetApp, Inc.	91,600	8,426,284

		22,650,476

Total Information Technology		83,975,949

Materials - 2.92%

Chemicals - 2.06%
DuPont de Nemours, Inc.	102,100	8,247,638
LyondellBasell Industries NV, Class A	85,000	7,839,550

		16,087,188

Metals & Mining - 0.86%
Steel Dynamics, Inc.	107,700	6,684,939

Total Materials		22,772,127

Real Estate - 2.41%

Equity Real Estate Investment Trusts (REITs) - 2.41%
American Homes 4 Rent, Class A	222,700	9,711,947
Crown Castle International Corp.	15,300	3,193,722
Realty Income Corp.	83,000	5,941,970

		18,847,639

Total Real Estate		18,847,639

Total Common Stocks (Cost $642,682,276)		761,079,230

SHORT-TERM INVESTMENTS - 2.53% (Cost $19,739,236)

Investment Companies - 2.53%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	19,739,236	19,739,236

See accompanying notes

19

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

SECURITIES LENDING COLLATERAL - 0.67% (Cost $5,209,250)

Investment Companies - 0.67%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	5,209,250	$5,209,250

TOTAL INVESTMENTS - 100.72% (Cost $667,630,762)		786,027,716
LIABILITIES, NET OF OTHER ASSETS - (0.72%)		(5,601,969)

TOTAL NET ASSETS - 100.00%		$780,425,747

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2021 (Note 9).

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Long Futures Contracts Open on December 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	80	March 2022	$19,141,138	$19,034,000	$(107,138)

			$19,141,138	$19,034,000	$(107,138)

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2021, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$761,079,230	$-	$-	$761,079,230
Short-Term Investments	19,739,236	-	-	19,739,236
Securities Lending Collateral	5,209,250	-	-	5,209,250

Total Investments in Securities - Assets	$786,027,716	$-	$-	$786,027,716

Financial Derivative Instruments - Liabilities
Futures Contracts	$(107,138)	$-	$-	$(107,138)

Total Financial Derivative Instruments - Liabilities	$(107,138)	$-	$-	$(107,138)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2021

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$230,999,792	$761,079,230
Investments in affiliated securities, at fair value†	2,310,362	24,948,486
Cash	170	56,721
Cash collateral held at broker for futures contracts	120,000	731,000
Dividends and interest receivable	103,774	757,260
Deposits with broker for futures contracts	-	50,908
Receivable for fund shares sold	34,010	501,566
Receivable for expense reimbursement (Note 2)	171,701	6,542
Receivable for variation margin on open futures contracts (Note 5)	69,362	-
Prepaid expenses	21,815	16,494

Total assets	233,830,986	788,148,207

Liabilities:
Payable for fund shares redeemed	194,623	1,625,873
Cash due to broker for futures contracts	75,518	-
Management and sub-advisory fees payable (Note 2)	135,971	439,061
Service fees payable (Note 2)	25,804	35,852
Transfer agent fees payable (Note 2)	9,478	38,741
Payable upon return of securities loaned (Note 9)§	259,780	5,209,250
Custody and fund accounting fees payable	27,954	67,567
Professional fees payable	59,768	58,823
Payable for prospectus and shareholder reports	10,403	90,205
Payable for variation margin from open futures contracts (Note 5)	-	106,967
Other liabilities	16,027	50,121

Total liabilities	815,326	7,722,460

Net assets	$233,015,660	$780,425,747

Analysis of net assets:
Paid-in-capital	$148,059,591	$652,525,723
Total distributable earnings (deficits)A	84,956,069	127,900,024

Net assets	$233,015,660	$780,425,747

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2021

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	3,062,338	13,720,981

Y Class	61,239	7,243,114

Investor Class	2,666,919	3,675,017

A Class	54,204	1,009,764

C Class	62,396	1,167,368

R6 Class	497,805	2,713,272

Net assets:
R5 Class	$112,640,010	$364,332,529

Y Class	$2,237,130	$191,459,312

Investor Class	$95,710,995	$96,839,009

A Class	$1,955,909	$26,438,159

C Class	$2,109,687	$29,384,166

R6 Class	$18,361,929	$71,972,572

Net asset value, offering and redemption price per share:
R5 Class	$36.78	$26.55

Y Class	$36.53	$26.43

Investor Class	$35.89	$26.35

A Class	$36.08	$26.18

A Class (offering price)	$38.28	$27.78

C Class	$33.81	$25.17

R6 Class	$36.89	$26.53

† Cost of investments in unaffiliated securities	$153,412,991	$642,682,276
‡ Cost of investments in affiliated securities	$2,310,362	$24,948,486
§ Fair value of securities on loan	$563,066	$16,005,162

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

22

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2021

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$1,884,997	$19,103,302
Dividend income from affiliated securities (Note 2)	286	3,915
Interest income	213	17
Income derived from securities lending (Note 9)	19,714	60,208

Total investment income	1,905,210	19,167,442

Expenses:
Management and sub-advisory fees (Note 2)	1,746,082	6,027,308
Transfer agent fees:
R5 Class (Note 2)	55,381	127,062
Y Class (Note 2)	1,967	230,741
Investor Class	7,941	6,716
A Class	-	2,367
C Class	-	2,859
R6 Class	245	2,888
Custody and fund accounting fees	52,498	107,839
Professional fees	84,155	81,414
Registration fees and expenses	86,561	113,768
Service fees (Note 2):
Investor Class	315,364	396,590
A Class	1,784	26,887
C Class	1,574	33,471
Distribution fees (Note 2):
A Class	5,396	67,093
C Class	22,117	307,422
Prospectus and shareholder report expenses	21,942	-
Trustee fees (Note 2)	15,493	54,289
Loan expense (Note 10)	1,824	5,363
Other expenses	36,899	114,456

Total expenses	2,457,223	7,708,533

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(267,082)	-
Net sub-advisory fees waived (Note 2)	-	(42,997)

Net expenses	2,190,141	7,665,536

Net investment income (loss)	(284,931)	11,501,906

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	41,884,465	144,959,326
Futures contracts	847,320	15,495,765
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	2,509,499	21,352,186
Futures contracts	42,501	(766,731)

Net gain from investments	45,283,785	181,040,546

Net increase in net assets resulting from operations	$44,998,854	$192,542,452

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(284,931)	$(132,329)	$11,501,906	$32,072,676
Net realized gain (loss) from investments in unaffiliated securities and futures contracts	42,731,785	20,094,641	160,455,091	(81,060,263)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	2,552,000	37,995,310	20,585,455	(369,629,307)

Net increase (decrease) in net assets resulting from operations	44,998,854	57,957,622	192,542,452	(418,616,894)

Distributions to shareholders:
Total retained earnings:
R5 Class	(19,164,375)	(11,290,573)	(34,314,210)	(44,306,858)
Y Class	(374,350)	(310,789)	(17,122,508)	(28,312,156)
Investor Class	(16,159,278)	(8,140,966)	(8,547,850)	(12,433,778)
A Class	(330,734)	(212,602)	(2,313,681)	(2,676,140)
C Class	(374,665)	(260,226)	(2,451,430)	(3,079,893)
R6 Class	(3,012,487)	(1,629,151)	(6,358,125)	(7,627,906)

Net distributions to shareholders	(39,415,889)	(21,844,307)	(71,107,804)	(98,436,731)

Capital share transactions (Note 11):
Proceeds from sales of shares	17,948,289	37,770,155	220,967,359	466,619,482
Reinvestment of dividends and distributions	39,137,671	21,372,868	69,292,001	96,482,344
Cost of shares redeemed	(52,271,918)	(68,657,706)	(634,890,130)	(2,636,995,103)

Net increase (decrease) in net assets from capital share transactions	4,814,042	(9,514,683)	(344,630,770)	(2,073,893,277)

Net increase (decrease) in net assets	10,397,007	26,598,632	(223,196,122)	(2,590,946,902)

Net assets:
Beginning of year	222,618,653	196,020,021	1,003,621,869	3,594,568,771

End of year	$233,015,660	$222,618,653	$780,425,747	$1,003,621,869

See accompanying notes

24

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of December 31, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Class	Eligible Investors	Minimum Initial Investments

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services - Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Bridgeway Capital Management, LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Sub-Advisor has contractually agreed to waive a portion of its sub-advisory fee equal to 0.05% of the Bridgeway Large Cap Value Fund’s average daily net assets managed by the Sub-Advisor on amounts that exceed $750 million through April 30, 2022. The contractual fee waiver by the Sub-Advisor can be changed or terminated only in the discretion and with the approval of a majority of the Board. For the year ended December 31, 2021, the Sub-Advisor waived $42,997 of its sub-advisory fee.

27

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2021 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$818,565
Sub-Advisor Fees	0.40%	927,517

Total	0.75%	$1,746,082

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$3,170,277
Sub-Advisor Fees	0.33%	2,857,031

Total	0.68%	$6,027,308

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the year ended December 31, 2021, the Manager received securities lending fees of $2,546 and $7,550 for the securities lending activities of Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily

28

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$40,112
Bridgeway Large Cap Value	320,720

As of December 31, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$3,283
Bridgeway Large Cap Value	34,345

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a December 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2021 Fair Value
U.S. Government Money Market Select	Direct	Bridgeway Large Cap Growth	$2,050,582	$-	$-	$286	$2,050,582
U.S. Government Money Market Select	Securities Lending	Bridgeway Large Cap Growth	259,780	-	-	N/A	259,780
U.S. Government Money Market Select	Direct	Bridgeway Large Cap Value	19,739,236	-	-	3,915	19,739,236
U.S. Government Money Market Select	Securities Lending	Bridgeway Large Cap Value	5,209,250	-	-	N/A	5,209,250

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2021, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bridgeway Large Cap Growth	$2,934	$1,449	$4,383
Bridgeway Large Cap Value	47,931	2,105	50,036

29

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2021, the Bridgeway Large Cap Growth Fund borrowed on average 8,735,884 for 2 days at an average interest rate of 0.82% with interest charges of $393 and the Bridgeway Large Cap Value Fund borrowed on average $4,348,395 for 4 days at an average interest rate of 0.88% with interest charges of $419. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through April 30, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended December 31, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap						Expiration of Reimbursed Expenses
Fund	Class	1/1/2021 - 4/30/2021	5/1/2021 - 12/31/2021	Reimbursed Expenses		(Recouped) Expenses
Bridgeway Large Cap Growth	R5	0.81%	0.81%	$133,874		$(4,162	)*	2024
Bridgeway Large Cap Growth	Y	0.87%	0.86%	2,279		(116	)*	2024
Bridgeway Large Cap Growth	Investor	1.12%	1.12%	105,800		(4,665	)*	2024
Bridgeway Large Cap Growth	A	1.10%	1.10%	2,383		(128	)*	2024
Bridgeway Large Cap Growth	C	1.84%	1.84%	2,467		(141	)*	2024
Bridgeway Large Cap Growth	R6	0.76%	0.76%	20,279		(577	)*	2024
Bridgeway Large Cap Value	R5	N/A	N/A	20,332	**	-
Bridgeway Large Cap Value	Y	N/A	N/A	10,822	**	-
Bridgeway Large Cap Value	Investor	N/A	N/A	5,324	**	-
Bridgeway Large Cap Value	A	N/A	N/A	1,276	**	-
Bridgeway Large Cap Value	C	N/A	N/A	1,462	**	-
Bridgeway Large Cap Value	R6	N/A	N/A	3,781	**	-

*	These amounts represent Recouped Expenses from prior fiscal years and are reflected in Other expenses on the Statements of Operations.
**	Waiver relates to Sub-Advisory Fee and are not subject to recoupment.

Of the above amounts, $171,701 and $6,542 were disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at December 31, 2021 for the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$9,789	$-	$333,482	2021
Bridgeway Large Cap Growth	-	161,557	-	2022
Bridgeway Large Cap Growth	-	306,167	-	2023
Bridgeway Large Cap Value	-	4,871	-	2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2021, RID collected $412 and $1,225 for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2021, CDSC fees of $452 were collected for the Class A Shares of Bridgeway Large Cap Value Fund. There were no CDSC fees collected for the Class A Shares of Bridgeway Large Cap Growth Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2021, CDSC fees of $678 were collected for the Class C Shares of Bridgeway Large Cap Value Fund. There were no CDSC fees collected for the Class C Shares of the Bridgeway Large Cap Growth Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved

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Notes to Financial Statements

December 31, 2021

by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts (“REITs”)

The Funds may own shares of REITs which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended December 31, 2021, the Funds entered into futures contracts primarily for exposing cash to markets.

34

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2021
Bridgeway Large Cap Growth	17
Bridgeway Large Cap Value	209

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$69,311	$69,311

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$847,320	$847,320

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$42,501	$42,501

Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(107,138)	$(107,138)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$15,495,765	$15,495,765

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(766,731)	$(766,731)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

35

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2021.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of December 31, 2021:
	Assets	Liabilities
Futures Contracts(1)	$69,311	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$69,311	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(69,311)	$-

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$259,780	$-	$-	$-	$259,780

Total Borrowings	$259,780	$-	$-	$-	$259,780

Gross amount of recognized liabilities for securities lending transactions					$259,780

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of December 31, 2021:
	Assets	Liabilities
Futures Contracts(1)	$-	$107,138

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$107,138

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(107,138)

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$5,209,250	$-	$-	$-	$5,209,250

Total Borrowings	$5,209,250	$-	$-	$-	$5,209,250

Gross amount of recognized liabilities for securities lending transactions					$5,209,250

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities

37

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

38

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

39

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The tax character of distributions paid were as follows:

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$2,207,838	$3,479,748	$26,949,918	$6,519,374
Y Class	43,127	95,785	13,412,004	4,146,756
Investor Class	1,861,636	2,406,105	6,633,800	1,820,700
A Class	38,103	62,836	1,798,336	391,872
C Class	43,163	76,911	1,853,708	450,992
R6 Class	347,055	502,104	4,997,976	1,140,363
Long-term capital gains
R5 Class	16,956,537	7,810,825	7,364,292	37,787,484
Y Class	331,223	215,004	3,710,504	24,165,400
Investor Class	14,297,642	5,734,861	1,914,050	10,613,078
A Class	292,631	149,766	515,345	2,284,268
C Class	331,502	183,315	597,722	2,628,901
R6 Class	2,665,432	1,127,047	1,360,149	6,487,543

Total distributions paid	$39,415,889	$21,844,307	$71,107,804	$98,436,731

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$155,723,367	$82,152,340	$(4,565,553)	$77,586,787
Bridgeway Large Cap Value	667,635,195	141,141,272	(22,748,751)	118,392,521

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Bridgeway Large Cap Growth	$77,586,787	$474,370	$6,894,912	$-	$-	$84,956,069
Bridgeway Large Cap Value	118,392,521	$1,183,125	$8,324,378	-	-	127,900,024

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from equalization as of December 31, 2021:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Bridgeway Large Cap Growth	$-	$-
Bridgeway Large Cap Value	42,163,035	(42,163,035)

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

41

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Bridgeway Large Cap Value utilized $23,110,397 short-term and $56,843,101 long-term capital loss carryforwards, and both Bridgeway Large Cap Value and Bridgeway Large Cap Growth did not have any remaining capital loss carryforwards as of December 31, 2021.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$130,810,636	$164,267,318
Bridgeway Large Cap Value	428,066,781	781,188,661

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2021 were as follows:

Fund	Type of Transaction	December 31, 2020 Shares/Fair Value	Purchases	Sales	December 31, 2021 Shares/Fair Value
Bridgeway Large Cap Growth	Direct	$2,381,088	$103,128,556	$103,459,062	$2,050,582
Bridgeway Large Cap Growth	Securities Lending	-	16,229,391	15,969,611	259,780
Bridgeway Large Cap Value	Direct	34,927,126	742,797,342	757,985,232	19,739,236
Bridgeway Large Cap Value	Securities Lending	-	23,782,403	18,573,153	5,209,250

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

42

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bridgeway Large Cap Growth	$563,066	$259,780	$319,982	$579,762
Bridgeway Large Cap Value	16,005,162	5,209,250	11,678,635	16,887,885

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2021, the Funds did not utilize these facilities.

43

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	80,633	$3,180,405	507,690	$15,419,904
Reinvestment of dividends	518,918	18,893,815	298,366	10,833,656
Shares redeemed	(689,743)	(27,327,290)	(1,636,489)	(52,215,029)

Net (decrease) in shares outstanding	(90,192)	$(5,253,070)	(830,433)	$(25,961,469)

	Y Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	18,051	$679,977	75,159	$2,162,207
Reinvestment of dividends	10,353	374,350	8,604	310,789
Shares redeemed	(55,035)	(2,157,889)	(64,428)	(2,086,718)

Net increase (decrease) in shares outstanding	(26,631)	$(1,103,562)	19,335	$386,278

	Investor Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	151,440	$5,819,914	67,308	$2,224,132
Reinvestment of dividends	454,591	16,151,621	228,150	8,140,412
Shares redeemed	(300,799)	(11,734,890)	(378,907)	(11,327,990)

Net increase (decrease) in shares outstanding	305,232	$10,236,645	(83,449)	$(963,446)

	A Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,115	$83,424	3,843	$132,756
Reinvestment of dividends	9,259	330,733	5,932	212,602
Shares redeemed	(19,016)	(765,716)	(16,692)	(470,148)

Net (decrease) in shares outstanding	(7,642)	$(351,559)	(6,917)	$(124,790)

	C Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,866	$107,956	41,743	$1,184,215
Reinvestment of dividends	11,191	374,665	7,605	260,226
Shares redeemed	(27,071)	(990,827)	(12,035)	(390,020)

Net increase (decrease) in shares outstanding	(13,014)	$(508,206)	37,313	$1,054,421

	R6 Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	205,025	$8,076,613	461,299	$16,646,941
Reinvestment of dividends	82,511	3,012,487	44,410	1,615,183
Shares redeemed	(238,898)	(9,295,306)	(60,139)	(2,167,801)

Net increase in shares outstanding	48,638	$1,793,794	445,570	$16,094,323

44

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

	R5 Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	5,762,457	$154,950,266	6,010,683	$134,342,037
Reinvestment of dividends	1,282,662	33,413,349	1,881,123	43,660,873
Shares redeemed	(12,073,394)	(323,710,273)	(33,561,839)	(762,700,736)

Net (decrease) in shares outstanding	(5,028,275)	$(135,346,658)	(25,670,033)	$(584,697,826)

	Y Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,124,702	$30,077,380	8,883,564	$198,516,821
Reinvestment of dividends	638,600	16,558,911	1,188,000	27,454,668
Shares redeemed	(6,546,850)	(172,882,040)	(51,843,932)	(1,176,692,536)

Net (decrease) in shares outstanding	(4,783,548)	$(126,245,749)	(41,772,368)	$(950,721,047)

	Investor Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	224,246	$5,961,577	3,739,265	$80,817,046
Reinvestment of dividends	329,275	8,511,756	536,487	12,360,665
Shares redeemed	(2,043,619)	(54,430,095)	(20,841,551)	(490,262,559)

Net (decrease) in shares outstanding	(1,490,098)	$(39,956,762)	(16,565,799)	$(397,084,848)

	A Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	212,727	$5,650,749	251,951	$5,727,622
Reinvestment of dividends	81,297	2,088,535	108,580	2,488,657
Shares redeemed	(339,832)	(9,080,814)	(1,483,009)	(32,276,083)

Net (decrease) in shares outstanding	(45,808)	$(1,341,530)	(1,122,478)	$(24,059,804)

	C Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	47,168	$1,219,277	70,980	$1,518,046
Reinvestment of dividends	95,601	2,361,325	132,564	2,930,997
Shares redeemed	(311,149)	(7,984,566)	(1,131,031)	(24,639,507)

Net (decrease) in shares outstanding	(168,380)	$(4,403,964)	(927,487)	$(20,190,464)

	R6 Class
	Year Ended December 31,
	2021		2020
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	840,901	$23,108,110	1,993,609	$45,697,910
Reinvestment of dividends	244,356	6,358,125	327,145	7,586,484
Shares redeemed	(2,496,073)	(66,802,342)	(6,588,491)	(150,423,682)

Net (decrease) in shares outstanding	(1,410,816)	$(37,336,107)	(4,267,737)	$(97,139,288)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

45

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2021	2020		2019	2018	2017B

Net asset value, beginning of period	$36.24	$29.84		$25.27	$29.88	$24.47

Income (loss) from investment operations:
Net investment income	0.01	0.07		0.10	0.13	0.10
Net gains (losses) on investments (both realized and unrealized)	7.82	10.21		7.55	(1.99)	6.56

Total income (loss) from investment operations	7.83	10.28		7.65	(1.86)	6.66

Less distributions:
Dividends from net investment income	-	(0.07)		-	(0.11)	(0.08)
Distributions from net realized gains	(7.29)	(3.81)		(3.08)	(2.64)	(1.17)

Total distributions	(7.29)	(3.88)		(3.08)	(2.75)	(1.25)

Net asset value, end of period	$36.78	$36.24		$29.84	$25.27	$29.88

Total returnC	21.82%	34.44%		30.27%	(6.03)%	27.21%

Ratios and supplemental data:
Net assets, end of period	$112,640,010	$114,246,613		$118,831,764	$151,163,119	$178,062,388
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.92%	0.97%		0.90%	0.93%	1.06%
Expenses, net of reimbursements and/or recoupments	0.81%	0.82	%D	0.81%	0.81%	0.81%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.10)%	(0.08)%		0.19%	0.26%	0.15%
Net investment income, net of reimbursements and/or recoupments	0.01%	0.07%		0.28%	0.38%	0.40%
Portfolio turnover rate	57%	58%		77%	60%	78%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

46

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2021	2020		2019	2018	2017A

Net asset value, beginning of period	$36.05	$29.72		$25.21	$29.82	$24.45

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.00	B	0.05	0.12	0.05
Net gains (losses) on investments (both realized and unrealized)	7.81	10.21		7.54	(1.98)	6.57

Total income (loss) from investment operations	7.77	10.21		7.59	(1.86)	6.62

Less distributions:
Dividends from net investment income	-	(0.07)		-	(0.11)	(0.08)
Distributions from net realized gains	(7.29)	(3.81)		(3.08)	(2.64)	(1.17)

Total distributions	(7.29)	(3.88)		(3.08)	(2.75)	(1.25)

Net asset value, end of period	$36.53	$36.05		$29.72	$25.21	$29.82

Total returnC	21.77%	34.34%		30.11%	(6.04)%	27.06%

Ratios and supplemental data:
Net assets, end of period	$2,237,130	$3,168,012		$2,036,785	$2,306,982	$2,016,161
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.95%	1.02%		0.95%	0.97%	1.13%
Expenses, net of reimbursements and/or recoupments	0.86%	0.89	%D	0.91%	0.91%	0.91%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.15)%	(0.14)%		0.12%	0.27%	0.08%
Net investment income (loss), net of reimbursements and/or recoupments	(0.06)%	(0.01)%		0.16%	0.33%	0.30%
Portfolio turnover rate	57%	58%		77%	60%	78%

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

47

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2021	2020		2019	2018		2017A

Net asset value, beginning of period	$35.61	$29.42		$25.05	$29.65		$24.38

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.08)		(0.04)	0.01		(0.01)
Net gains (losses) on investments (both realized and unrealized)	7.65	10.08		7.49	(1.94)		6.53

Total income (loss) from investment operations	7.57	10.00		7.45	(1.93)		6.52

Less distributions:
Dividends from net investment income	-	-		-	(0.03)		(0.08)
Distributions from net realized gains	(7.29)	(3.81)		(3.08)	(2.64)		(1.17)

Total distributions	(7.29)	(3.81)		(3.08)	(2.67)		(1.25)

Net asset value, end of period	$35.89	$35.61		$29.42	$25.05		$29.65

Total returnB	21.48%	33.98%		29.74%	(6.33)%		26.72%

Ratios and supplemental data:
Net assets, end of period	$95,710,995	$84,109,027		$71,928,098	$65,869,325		$71,273,896
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.24%	1.31%		1.20%	1.20%		1.40%
Expenses, net of reimbursements and/or recoupments	1.12%	1.15	%C	1.19%	1.19%		1.19%
Net investment (loss), before expense reimbursements and/or recoupments	(0.42)%	(0.43)%		(0.11)%	(0.01)%		(0.66)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.30)%	(0.27)%		(0.10)%	0.00	%D	(0.45)%
Portfolio turnover rate	57%	58%		77%	60%		78%

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Amount represents less than 0.005% of average net assets.

See accompanying notes

48

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2021	2020	2019	2018	2017A

Net asset value, beginning of period	$35.77	$29.51	$25.12	$29.70	$24.39

Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.10)	(0.03)	(0.11)	0.00	B
Net gains (losses) on investments (both realized and unrealized)	7.76	10.17	7.50	(1.83)	6.54

Total income (loss) from investment operations	7.60	10.07	7.47	(1.94)	6.54

Less distributions:
Dividends from net investment income	-	-	-	-	(0.06)
Distributions from net realized gains	(7.29)	(3.81)	(3.08)	(2.64)	(1.17)

Total distributions	(7.29)	(3.81)	(3.08)	(2.64)	(1.23)

Net asset value, end of period	$36.08	$35.77	$29.51	$25.12	$29.70

Total returnC	21.47%	34.11%	29.74%	(6.35)%	26.79%

Ratios and supplemental data:
Net assets, end of period	$1,955,909	$2,212,193	$2,029,102	$1,700,188	$4,625,607
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.21%	1.27%	1.18%	1.25%	1.44%
Expenses, net of reimbursements and/or recoupments	1.10%	1.14%	1.21%	1.21%	1.21%
Net investment (loss), before expense reimbursements and/or recoupments	(0.40)%	(0.39)%	(0.09)%	(0.09)%	(0.23)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.29)%	(0.26)%	(0.12)%	(0.05)%	0.00	%D
Portfolio turnover rate	57%	58%	77%	60%	78%

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Amount rounds to less than 0.005%.

See accompanying notes

49

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2021	2020		2019	2018	2017A

Net asset value, beginning of period	$34.15	$28.53		$24.55	$29.30	$24.22

Income (loss) from investment operations:
Net investment (loss)	(0.46)	(0.01)		(0.20)	(0.17)	(0.10)
Net gains (losses) on investments (both realized and unrealized)	7.41	9.44		7.26	(1.94)	6.35

Total income (loss) from investment operations	6.95	9.43		7.06	(2.11)	6.25

Less distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from net realized gains	(7.29)	(3.81)		(3.08)	(2.64)	(1.17)

Total distributions	(7.29)	(3.81)		(3.08)	(2.64)	(1.17)

Net asset value, end of period	$33.81	$34.15		$28.53	$24.55	$29.30

Total returnB	20.58%	33.04%		28.75%	(7.02)%	25.78%

Ratios and supplemental data:
Net assets, end of period	$2,109,687	$2,575,041		$1,086,848	$798,319	$769,559
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.95%	2.01%		1.92%	1.95%	2.09%
Expenses, net of reimbursements and/or recoupments	1.84%	1.87	%C	1.96%	1.96%	1.96%
Net investment (loss), before expense reimbursements and/or recoupments	(1.14)%	(1.14)%		(0.83)%	(0.76)%	(0.90)%
Net investment (loss), net of reimbursements and/or recoupments	(1.03)%	(1.00)%		(0.87)%	(0.77)%	(0.77)%
Portfolio turnover rate	57%	58%		77%	60%	78%

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

50

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,				April 30, 2018A to December 31,
	2021	2020		2019	2018

Net asset value, beginning of period	$36.31	$29.86		$25.28	$30.89

Income (loss) from investment operations:
Net investment income	0.03	0.04	B	0.10	0.12
Net gains (losses) on investments (both realized and unrealized)	7.84	10.29		7.56	(2.98)

Total income (loss) from investment operations	7.87	10.33		7.66	(2.86)

Less distributions:
Dividends from net investment income	-	(0.07)		-	(0.11)
Distributions from net realized gains	(7.29)	(3.81)		(3.08)	(2.64)

Total distributions	(7.29)	(3.88)		(3.08)	(2.75)

Net asset value, end of period	$36.89	$36.31		$29.86	$25.28

Total returnC	21.90%	34.58%		30.30%	(9.07)%	D

Ratios and supplemental data:
Net assets, end of period	$18,361,929	$16,307,767		$107,424	$90,943
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.88%	0.91%		0.84%	4.15	%E
Expenses, net of reimbursements and/or recoupments	0.76%	0.76%		0.76%	0.76	% E
Net investment income (loss), before expense reimbursements and/or recoupments	(0.06)%	(0.05)%		0.25%	(2.85	)%E
Net investment income, net of reimbursements and/or recoupments	0.06%	0.10%		0.33%	0.54	%E
Portfolio turnover rate	57%	58%		77%	60	%F

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 30, 2018 through December 31, 2018 and is not annualized.

See accompanying notes

51

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2021	2020		2019	2018	2017

Net asset value, beginning of period	$23.73	$27.14		$22.61	$28.57	$26.08

Income (loss) from investment operations:
Net investment income	0.69	0.59		0.55	0.45	0.37
Net gains (losses) on investments (both realized and unrealized)	4.71	(1.48)		5.13	(4.28)	3.78

Total income (loss) from investment operations	5.40	(0.89)		5.68	(3.83)	4.15

Less distributions:
Dividends from net investment income	(1.59)	(0.00	)B	(0.54)	(0.47)	(0.39)
Distributions from net realized gains	(0.99)	(2.52)		(0.61)	(1.66)	(1.27)

Total distributions	(2.58)	(2.52)		(1.15)	(2.13)	(1.66)

Net asset value, end of period	$26.55	$23.73		$27.14	$22.61	$28.57

Total returnC	22.93%	(3.05)%		25.11%	(13.28)%	15.88%

Ratios and supplemental data:
Net assets, end of period	$364,332,529	$445,009,590		$1,205,569,140	$1,442,789,043	$1,547,760,278
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.75%	0.75%		0.73%	0.72%	0.72%
Expenses, net of reimbursements and/or recoupments	0.74%	0.75%		0.73%	0.72%	0.72%
Net investment income, before expense reimbursements and/or recoupments	1.37%	1.76%		1.71%	1.63%	1.41%
Net investment income, net of reimbursements and/or recoupments	1.38%	1.76%		1.71%	1.63%	1.41%
Portfolio turnover rate	51%	43%		44%	49%	48%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2021	2020		2019	2018	2017

Net asset value, beginning of period	$23.63	$27.06		$22.54	$28.49	$26.01

Income (loss) from investment operations:
Net investment income	0.89	0.67		0.46	0.44	0.33
Net gains (losses) on investments (both realized and unrealized)	4.46	(1.58)		5.19	(4.28)	3.79

Total income (loss) from investment operations	5.35	(0.91)		5.65	(3.84)	4.12

Less distributions:
Dividends from net investment income	(1.56)	(0.00	)A	(0.52)	(0.45)	(0.37)
Distributions from net realized gains	(0.99)	(2.52)		(0.61)	(1.66)	(1.27)

Total distributions	(2.55)	(2.52)		(1.13)	(2.11)	(1.64)

Net asset value, end of period	$26.43	$23.63		$27.06	$22.54	$28.49

Total returnB	22.84%	(3.14)%		25.06%	(13.35)%	15.82%

Ratios and supplemental data:
Net assets, end of period	$191,459,312	$284,218,555		$1,455,648,440	$1,502,519,807	$1,547,228,114
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.82%	0.83%		0.80%	0.79%	0.79%
Expenses, net of reimbursements and/or recoupments	0.82%	0.83%		0.80%	0.79%	0.79%
Net investment income, before expense reimbursements and/or recoupments	1.29%	1.66%		1.65%	1.57%	1.35%
Net investment income, net of reimbursements and/or recoupments	1.29%	1.66%		1.65%	1.57%	1.35%
Portfolio turnover rate	51%	43%		44%	49%	48%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$23.56	$27.05	$22.50	$28.41	$25.93

Income (loss) from investment operations:
Net investment income	1.39	2.12	0.62	0.43	0.32
Net gains (losses) on investments (both realized and unrealized)	3.87	(3.09)	4.95	(4.33)	3.71

Total income (loss) from investment operations	5.26	(0.97)	5.57	(3.90)	4.03

Less distributions:
Dividends from net investment income	(1.48)	-	(0.41)	(0.35)	(0.28)
Distributions from net realized gains	(0.99)	(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	(2.47)	(2.52)	(1.02)	(2.01)	(1.55)

Net asset value, end of period	$26.35	$23.56	$27.05	$22.50	$28.41

Total returnA	22.51%	(3.36)%	24.74%	(13.60)%	15.52%

Ratios and supplemental data:
Net assets, end of period	$96,839,009	$121,683,174	$587,724,123	$886,572,501	$1,387,184,369
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.08%	1.10%	1.08%	1.05%	1.06%
Expenses, net of reimbursements and/or recoupments	1.08%	1.10%	1.08%	1.05%	1.06%
Net investment income, before expense reimbursements and/or recoupments	1.04%	1.44%	1.37%	1.26%	1.04%
Net investment income, net of reimbursements and/or recoupments	1.04%	1.44%	1.37%	1.26%	1.04%
Portfolio turnover rate	51%	43%	44%	49%	48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$23.43	$26.92	$22.41	$28.32	$25.82

Income (loss) from investment operations:
Net investment income	0.45	0.84	0.58	0.36	0.42
Net gains (losses) on investments (both realized and unrealized)	4.78	(1.81)	4.95	(4.25)	3.58

Total income (loss) from investment operations	5.23	(0.97)	5.53	(3.89)	4.00

Less distributions:
Dividends from net investment income	(1.49)	-	(0.41)	(0.36)	(0.23)
Distributions from net realized gains	(0.99)	(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	(2.48)	(2.52)	(1.02)	(2.02)	(1.50)

Net asset value, end of period	$26.18	$23.43	$26.92	$22.41	$28.32

Total returnA	22.51%	(3.38)%	24.70%	(13.60)%	15.46%

Ratios and supplemental data:
Net assets, end of period	$26,438,159	$24,734,491	$58,637,332	$79,610,028	$96,229,248
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.08%	1.10%	1.10%	1.07%	1.08%
Expenses, net of reimbursements and/or recoupments	1.07%	1.10%	1.10%	1.07%	1.08%
Net investment income, before expense reimbursements and/or recoupments	1.05%	1.40%	1.35%	1.28%	1.01%
Net investment income, net of reimbursements and/or recoupments	1.06%	1.40%	1.35%	1.28%	1.01%
Portfolio turnover rate	51%	43%	44%	49%	48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$22.60	$26.25	$21.86	$27.63	$25.27

Income (loss) from investment operations:
Net investment income	0.21	0.22	0.21	0.16	0.08
Net gains (losses) on investments (both realized and unrealized)	4.63	(1.35)	4.99	(4.12)	3.62

Total income (loss) from investment operations	4.84	(1.13)	5.20	(3.96)	3.70

Less distributions:
Dividends from net investment income	(1.28)	-	(0.20)	(0.15)	(0.07)
Distributions from net realized gains	(0.99)	(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	(2.27)	(2.52)	(0.81)	(1.81)	(1.34)

Net asset value, end of period	$25.17	$22.60	$26.25	$21.86	$27.63

Total returnA	21.58%	(4.08)%	23.79%	(14.23)%	14.62%

Ratios and supplemental data:
Net assets, end of period	$29,384,166	$30,186,523	$59,409,216	$75,231,917	$102,553,616
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.84%	1.83%	1.81%	1.79%	1.83%
Expenses, net of reimbursements and/or recoupments	1.83%	1.83%	1.81%	1.79%	1.83%
Net investment income, before expense reimbursements and/or recoupments	0.28%	0.69%	0.63%	0.54%	0.28%
Net investment income, net of reimbursements and/or recoupments	0.29%	0.69%	0.63%	0.54%	0.28%
Portfolio turnover rate	51%	43%	44%	49%	48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

56

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,				April 28, 2017A to December 31,

	2021	2020	2019	2018	2017

Net asset value, beginning of period	$23.71	$27.12	$22.59	$28.55	$26.73

Income from investment operations:
Net investment income	0.53	0.24	0.49	0.54	0.11
Net gains (losses) on investments (both realized and unrealized)	4.87	(1.12)	5.20	(4.37)	3.37

Total income (loss) from investment operations	5.40	(0.88)	5.69	(3.83)	3.48

Less distributions:
Dividends from net investment income	(1.59)	(0.01)	(0.55)	(0.47)	(0.39)
Distributions from net realized gains	(0.99)	(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	(2.58)	(2.53)	(1.16)	(2.13)	(1.66)

Net asset value, end of period	$26.53	$23.71	$27.12	$22.59	$28.55

Total returnB	22.99%	(3.03)%	25.17%	(13.27)%	13.01	%C

Ratios and supplemental data:
Net assets, end of period	$71,972,572	$97,789,536	$227,580,520	$147,107,520	$91,521,786
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.72%	0.73%	0.70%	0.70%	0.75	%D
Expenses, net of reimbursements and/or recoupments	0.72%	0.73%	0.70%	0.70%	0.71	%D
Net investment income, before expense reimbursements and/or recoupments	1.39%	1.77%	1.76%	1.69%	1.44	%D
Net investment income, net of reimbursements and/or recoupments	1.39%	1.77%	1.76%	1.69%	1.48	%D
Portfolio turnover rate	51%	43%	44%	49%	48	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 28, 2017 through December 31, 2017 and is not annualized.

See accompanying notes

57

American Beacon FundsSM

Federal Tax Information

December 31, 2021 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Bridgeway Large Cap Growth	37.64%
Bridgeway Large Cap Value	32.01%

Qualified Dividend Income:

Bridgeway Large Cap Growth	37.50%
Bridgeway Large Cap Value	33.25%

Long-Term Capital Gain Distributions:

Bridgeway Large Cap Growth	$34,874,967
Bridgeway Large Cap Value	57,625,097

Short-Term Capital Gain Distributions:

Bridgeway Large Cap Growth	$4,540,922
Bridgeway Large Cap Value	12,662,186

Shareholders received notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Douglas A. Lindgren (60)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (67)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-2021); Director, National Investment Services of America, LLC (2019-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President(2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Vice President(2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021-Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018- Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

65

American Beacon FundsSM

Privacy Policy

December 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 12/21

American Beacon®
FUNDS

# 2021 ANNUAL REPORT

## December 31, 2021

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

Stephens 1221

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2021 (Unaudited)

U.S. equity markets continued the momentum of calendar year 2020, reaching record highs in 2021 despite the ongoing COVID-19 pandemic. The year started with domestic equity markets gaining momentum during the early months of 2021 and rising to near-record levels by the end of the first quarter. This was driven, in part, by a social media-driven run-up in share prices for so-called “meme” stocks. After a short sell-off in January, stocks rebounded through February and March as COVID-19 vaccine distribution progress spurred optimism for a post-pandemic economic recovery. Investors responded by rotating out of the Information Technology sector and into the beleaguered Financials and Energy sectors.

During the second quarter of 2021, U.S. markets again recorded strong gains. The successful push for COVID-19 vaccinations and the continued reopening of the economy provided a strong basis for investor optimism in April. However, concerns about rising inflation temporarily slowed market growth in May. Investors regained confidence in June and began rotating back into Growth-oriented stocks, particularly large technology names.

Markets rose steadily through July and August as investors welcomed the continued reopening of the economy and strong corporate earnings. Investor sentiment shifted in September, however, amid worries over a variety of economic uncertainties – including the delta variant, inflation, signs of potential weakening in the U.S. economy and fears of disruptions in the Chinese economy. September’s declines erased nearly all of the gains in large-cap stocks from the previous two months and hit small-cap stocks particularly hard, even erasing some returns from the prior quarter.

Strong third-quarter earnings reports in October and continuing positive underlying economic data drove gains through the first half of the fourth quarter of 2021. Except for a brief period of volatility in late November and early December, driven by the emergence of the omicron variant, equity markets maintained steady growth through the end of the year. Following the stumble of stock prices at the end of November, the subsequent December recovery helped produce another year of double-digit returns for most major U.S. equity indexes.

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 12.20% for the twelve months ended December 31, 2021. The Fund underperformed the Russell Midcap® Growth Index (the “Index”) return of 12.73% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2011 through 12/31/2021

Total Returns for the Period Ended December 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2011- 12/31/2021
R5 Class (1,2,8)	SFMIX	12.46%	27.64%	22.23%	16.39%	$45,624
Y Class (1,3,8)	SMFYX	12.41%	27.54%	22.12%	16.29%	$45,239
Investor Class (1,8)	STMGX	12.20%	27.22%	21.84%	15.99%	$44,081
A without Sales Charge (1,4,8)	SMFAX	12.17%	27.21%	21.80%	15.94%	$43,885
A with Sales Charge (1,4,8)	SMFAX	5.71%	24.72%	20.37%	15.25%	$41,360
C without Sales Charge (1,5,8)	SMFCX	11.29%	26.27%	20.90%	15.10%	$40,806
C with Sales Charge (1,5,8)	SMFCX	10.29%	26.27%	20.90%	15.10%	$40,806
R6 Class (1,6,8)	SFMRX	12.47%	27.68%	22.25%	16.40%	$45,667

Russell Midcap® Growth Index (7)		12.73%	27.46%	19.83%	16.63%	$46,550
S&P 500 Index (7)		28.71%	26.07%	18.47%	16.55%	$46,257

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-9687-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2018 and 2019. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

3

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

2.	A portion of the fees charged to the R5 Class has been waived since Class inception (August 31, 2006). Performance prior to waiving fees was lower than the actual returns shown.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/2011 up to 2/24/2012, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/2011. A portion of the fees charged to the Y Class was waived in 2012 and 2013, partially recovered in 2014, fully recovered in 2015, and waived from 2017 through 2021. Performance prior to waiving fees was lower than the actual returns shown in periods when fees were waived.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/2011 up to 2/24/2012, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/2011. A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2015, waived in 2016 and 2018, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than the actual returns shown in periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/2011 up to 2/24/2012, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/2011. A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015, waived in 2016 through 2018, partially recovered in 2019, and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 12/31/2011 up to 12/31/2018, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/2011. A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Mid-Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell MidCap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Mid-Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.91%, 1.00%, 1.23%, 1.24%, 1.96%, and 0.90%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to negative sector allocation during the year, while stock selection within the Fund was positive for the same period.

From a sector allocation standpoint, the Fund’s overweight to the Communication Services sector detracted the most from relative returns for the period. The Fund’s lack of allocation to the Real Estate sector and underweight to the Industrials sector were also detractors. Offsetting a portion of this underperformance was the Fund’s underweight position to Consumer Staples and lack of exposure to Materials which were positive contributors to the Fund’s annual relative performance.

4

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

From a stock selection standpoint, stocks within both Communication Services and Health Care sectors provided positive contributions to the Fund’s relative returns during the period. Within the Communication Services sector, not owning Pinterest, Inc., Class A (down 44.8% for the Index) and owning Live Nation Entertainment, Inc. (up 64.5%) added relative value during the period. Within the Health Care sector, owning ICON PLC (up 56.9%) and Bio-Techne Corp. (up 61.9%) were positive contributors. Also benefitting relative returns within this sector was not owning Novocure Ltd. (down 56.6% for the Index). Offsetting some of this good performance was poor security selection in the Information Technology sector. Holding WEX, Inc. (down 31.3%) and RingCentral, Inc., Class A (down 51.1%) detracted the most from relative performance within the sector.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

5

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

Top Ten Holdings (% Net Assets)
Cadence Design Systems, Inc.		2.4
ICON PLC		2.4
Copart, Inc.		1.9
Fortinet, Inc.		1.9
IDEXX Laboratories, Inc.		1.9
Palo Alto Networks, Inc.		1.8
Tradeweb Markets, Inc., Class A		1.8
Microchip Technology, Inc.		1.7
SVB Financial Group		1.7
Verisk Analytics, Inc.		1.7

Total Fund Holdings	99

Sector Allocation (% Equities)
Information Technology		32.8
Health Care		20.0
Consumer Discretionary		14.3
Industrials		12.2
Communication Services		9.8
Financials		7.7
Consumer Staples		2.0
Energy		1.2

6

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 13.93% for the twelve months ended December 31, 2021. The Fund outperformed the Russell 2000® Growth Index (the “Index”) return of 2.83% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2011 through 12/31/2021

Total Returns for the Period Ended December 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2011- 12/31/2021
R5 Class (1,2,8)	STSIX	14.34%	24.57%	18.98%	14.94%	$40,243
Y Class (1,3,8)	SPWYX	14.23%	24.51%	18.92%	14.86%	$39,966
Investor Class (1,8)	STSGX	13.93%	24.17%	18.63%	14.61%	$39,111
A without Sales Charge (1,4,8)	SPWAX	13.99%	24.21%	18.64%	14.53%	$38,835
A with Sales Charge (1,4,8)	SPWAX	7.45%	21.78%	17.25%	13.85%	$36,596
C without Sales Charge (1,5,8)	SPWCX	16.85%	24.59%	18.50%	14.04%	$37,211
C with Sales Charge (1,5,8)	SPWCX	15.85%	24.59%	18.50%	14.04%	$37,211
R6 Class (1,6,8)	STSRX	14.30%	24.62%	19.01%	14.95%	$40,288

Russell 2000® Growth Index (7)		2.83%	21.17%	14.53%	14.14%	$37,519
S&P 500 Index (7)		28.71%	26.07%	18.47%	16.55%	$46,257

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, fully recovered in 2014, waived in 2015, fully recovered in 2017, and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

7

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

2.

A portion of the fees charged to the R5 Class was waived from 2006 through 2013 fully recovered in 2014 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/2011 up to 2/24/2012, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/2011. A portion of the fees charged to the Y Class was waived in 2012 and 2013, fully recovered in 2014, and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/2011 up to 2/24/2012, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/2011. A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, fully recovered in 2015, and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/2011 up to 2/24/2012, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/2011. A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015 and waived from 2019 to 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance represents the returns achieved by the R5 Class from 12/31/2011 up to 4/30/2019, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/2011. A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index and Russell 2000 Growth Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Small Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell Small Cap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 1.05%, 1.12%, 1.39%, 1.35%, 2.15%, and 1.02%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index for the period primarily due to positive security selection followed by positive sector allocation.

From a stock selection standpoint, stocks within the Health Care, Industrials and Materials sectors contributed the most to relative returns. In the Health Care sector, contributing stocks for the period were ICON PLC (up 56.3%), Tandem Diabetes Care, Inc. (up 56.2%), and Repligen Corp. (up 38.1%). Within the Industrials sector, stocks held in the Fund that added to relative performance were Kornit Digital Ltd. (up 72.6%), Montrose Environmental Group, Inc. (up 126.2%), and SiteOne Landscape Supply, Inc. (up 55.5%). Within the Materials sector, a contributing stock held in the Fund was Balchem Corp. (up 46.8%). Additionally, not owning Novagold Resources,

8

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

Inc. (down 29.1%) within the Materials sector also benefited the Fund. In contrast, stock selection in the Information Technology sector detracted from the Fund’s relative returns. Within this sector, the largest negative detractor for the period was not owning Synaptics, Inc. (up 200.3% for the Index).

From a sector allocation standpoint, the Fund’s underweight to the Health Care sector and overweight positions to both the Information Technology and Industrials sectors contributed to the Fund’s relative performance during the period. The Fund’s lack of exposure to the Real Estate sector was a detractor to the Fund’s relative performance

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in small capitalization stocks with above-average growth potential.

9

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2021 (Unaudited)

Top Ten Holdings (% Net Assets)
Globant SA		2.1
Omnicell, Inc.		2.1
Tandem Diabetes Care, Inc.		2.1
ICON PLC		2.0
Kornit Digital Ltd.		2.0
Manhattan Associates, Inc.		2.0
Repligen Corp.		2.0
SiteOne Landscape Supply, Inc.		2.0
MGP Ingredients, Inc.		1.9
Trex Co., Inc.		1.8

Total Fund Holdings	98

Sector Allocation (% Equities)
Information Technology		30.4
Health Care		22.6
Industrials		17.0
Consumer Discretionary		12.2
Financials		8.7
Consumer Staples		5.5
Energy		1.7
Materials		1.1
Communication Services		0.8

10

American Beacon FundsSM

Expense Examples

December 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

11

American Beacon FundsSM

Expense Examples

December 31, 2021 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021-12/31/2021*
R5 Class
Actual	$1,000.00	$1,051.40	$4.60
Hypothetical**	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$1,051.40	$4.91
Hypothetical**	$1,000.00	$1,020.42	$4.84
Investor Class
Actual	$1,000.00	$1,050.40	$6.00
Hypothetical**	$1,000.00	$1,019.36	$5.90
A Class
Actual	$1,000.00	$1,050.00	$6.15
Hypothetical**	$1,000.00	$1,019.21	$6.06
C Class
Actual	$1,000.00	$1,046.40	$10.01
Hypothetical**	$1,000.00	$1,015.43	$9.86
R6 Class
Actual	$1,000.00	$1,051.60	$4.55
Hypothetical**	$1,000.00	$1,020.77	$4.48

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.95%, 1.16%, 1.19%, 1.94%, and 0.88% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021-12/31/2021*
R5 Class
Actual	$1,000.00	$1,042.70	$5.10
Hypothetical**	$1,000.00	$1,020.22	$5.04
Y Class
Actual	$1,000.00	$1,042.20	$5.40
Hypothetical**	$1,000.00	$1,019.91	$5.35
Investor Class
Actual	$1,000.00	$1,040.70	$6.69
Hypothetical**	$1,000.00	$1,018.65	$6.61
A Class
Actual	$1,000.00	$1,041.40	$6.59
Hypothetical**	$1,000.00	$1,018.75	$6.51
C Class
Actual	$1,000.00	$1,035.00	$10.57
Hypothetical**	$1,000.00	$1,014.82	$10.46
R6 Class
Actual	$1,000.00	$1,042.60	$4.94
Hypothetical**	$1,000.00	$1,020.37	$4.89

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.05%, 1.30%, 1.28%, 2.06%, and 0.96% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

12

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2022

13

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.01%

Communication Services - 9.69%

Entertainment - 7.05%
Electronic Arts, Inc.	75,466	$9,953,965
Live Nation Entertainment, Inc.A	99,572	11,917,773
Roku, Inc.A	28,880	6,590,416
Spotify Technology SAA	35,168	8,230,367
Take-Two Interactive Software, Inc.A	65,070	11,564,241
Warner Music Group Corp., Class A	151,330	6,534,429

		54,791,191

Interactive Media & Services - 2.64%
IAC/InterActiveCorpA	53,137	6,945,537
Match Group, Inc.A	70,077	9,267,683
ZoomInfo Technologies, Inc., Class AA	67,265	4,318,413

		20,531,633

Total Communication Services		75,322,824

Consumer Discretionary - 14.18%

Distributors - 1.14%
Pool Corp.	15,659	8,862,994

Diversified Consumer Services - 0.73%
Bright Horizons Family Solutions, Inc.A	45,054	5,671,397

Hotels, Restaurants & Leisure - 2.71%
Domino’s Pizza, Inc.	20,534	11,587,952
Wingstop, Inc.	55,061	9,514,541

		21,102,493

Household Durables - 0.82%
Garmin Ltd.	46,849	6,379,428

Internet & Direct Marketing Retail - 0.75%
Farfetch Ltd., Class AA	173,858	5,812,073

Multiline Retail - 1.80%
Dollar Tree, Inc.A	66,226	9,306,078
Ollie’s Bargain Outlet Holdings, Inc.A B	92,296	4,724,632

		14,030,710

Specialty Retail - 4.65%
Burlington Stores, Inc.A	31,316	9,128,927
Five Below, Inc.A	26,727	5,529,549
Floor & Decor Holdings, Inc., Class AA	36,968	4,806,210
Ross Stores, Inc.	64,561	7,378,031
Ulta Beauty, Inc.A	22,590	9,314,761

		36,157,478

Textiles, Apparel & Luxury Goods - 1.58%
Lululemon Athletica, Inc.A	18,098	7,084,462
Ralph Lauren Corp.	43,515	5,172,193

		12,256,655

Total Consumer Discretionary		110,273,228

See accompanying notes

14

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.01% (continued)

Consumer Staples - 1.93%

Beverages - 1.93%
Brown-Forman Corp., Class B	92,927	$6,770,661
Monster Beverage Corp.A	85,738	8,234,278

		15,004,939

Total Consumer Staples		15,004,939

Energy - 1.23%

Oil, Gas & Consumable Fuels - 1.23%
Coterra Energy, Inc.	170,485	3,239,215
Pioneer Natural Resources Co.	34,913	6,349,976

		9,589,191

Total Energy		9,589,191

Financials - 7.59%

Banks - 2.98%
Signature Bank	30,547	9,881,038
SVB Financial GroupA	19,637	13,318,599

		23,199,637

Capital Markets - 3.02%
MarketAxess Holdings, Inc.	22,461	9,237,536
Tradeweb Markets, Inc., Class A	142,458	14,265,744

		23,503,280

Consumer Finance - 0.93%
PROG Holdings, Inc.	160,311	7,231,629

Insurance - 0.66%
Ryan Specialty Group Holdings, Inc., Class AA	126,822	5,117,268

Total Financials		59,051,814

Health Care - 19.84%

Biotechnology - 0.93%
Exelixis, Inc.A	396,858	7,254,564

Health Care Equipment & Supplies - 9.97%
ABIOMED, Inc.A	15,916	5,716,550
Align Technology, Inc.A	13,476	8,856,158
Dexcom, Inc.A	23,357	12,541,541
Hologic, Inc.A	93,183	7,134,090
IDEXX Laboratories, Inc.A	22,074	14,534,846
Insulet Corp.A	21,179	5,635,096
Intuitive Surgical, Inc.A	7,960	2,860,028
ResMed, Inc.	47,872	12,469,699
Tandem Diabetes Care, Inc.A	51,982	7,824,331

		77,572,339

Health Care Providers & Services - 1.35%
Acadia Healthcare Co., Inc.A	90,618	5,500,512
Henry Schein, Inc.A	64,951	5,035,651

		10,536,163

Health Care Technology - 1.87%
Cerner Corp.	76,241	7,080,502
Veeva Systems, Inc., Class AA	29,136	7,443,665

		14,524,167

See accompanying notes

15

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.01% (continued)

Health Care - 19.84% (continued)

Life Sciences Tools & Services - 5.26%
Bio-Techne Corp.	20,278	$10,490,620
ICON PLCA	60,703	18,799,719
Illumina, Inc.A	15,274	5,810,841
Repligen Corp.A	21,821	5,779,074

		40,880,254

Pharmaceuticals - 0.46%
Pacira BioSciences, Inc.A	59,310	3,568,683

Total Health Care		154,336,170

Industrials - 12.10%

Aerospace & Defense - 1.50%
Axon Enterprise, Inc.A	31,448	4,937,336
HEICO Corp., Class A	52,111	6,697,306

		11,634,642

Air Freight & Logistics - 0.65%
CH Robinson Worldwide, Inc.	47,237	5,084,118

Commercial Services & Supplies - 2.34%
Copart, Inc.A	95,741	14,516,251
IAA, Inc.A	72,147	3,652,081

		18,168,332

Electrical Equipment - 1.21%
Rockwell Automation, Inc.	26,953	9,402,554

Industrial Conglomerates - 0.84%
Roper Technologies, Inc.	13,349	6,565,839

Machinery - 1.09%
Kornit Digital Ltd.A	27,087	4,123,996
RBC Bearings, Inc.A	21,694	4,381,537

		8,505,533

Professional Services - 2.57%
CoStar Group, Inc.A	83,429	6,593,394
Verisk Analytics, Inc.	58,524	13,386,194

		19,979,588

Road & Rail - 0.99%
JB Hunt Transport Services, Inc.	37,606	7,686,666

Trading Companies & Distributors - 0.91%
Fastenal Co.	110,126	7,054,672

Total Industrials		94,081,944

Information Technology - 32.45%

Communications Equipment - 1.02%
Ciena Corp.A	103,321	7,952,617

Electronic Equipment, Instruments & Components - 3.72%
Cognex Corp.	91,643	7,126,160
IPG Photonics Corp.A	30,678	5,280,911
Keysight Technologies, Inc.A	49,669	10,257,145
National Instruments Corp.	142,989	6,244,330

		28,908,546

See accompanying notes

16

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.01% (continued)

Information Technology - 32.45% (continued)

IT Services - 2.11%
Globant SAA	19,837	$6,230,604
Toast, Inc., Class AA	128,231	4,450,898
WEX, Inc.A	40,947	5,748,549

		16,430,051

Semiconductors & Semiconductor Equipment - 5.19%
Azenta, Inc.	46,211	4,764,816
KLA Corp.	13,478	5,797,023
Microchip Technology, Inc.	155,421	13,530,952
NXP Semiconductors N.V.	38,513	8,772,491
Xilinx, Inc.	35,169	7,456,883

		40,322,165

Software - 20.41%
ANSYS, Inc.A	18,354	7,362,157
Aspen Technology, Inc.A	30,422	4,630,228
Autodesk, Inc.A	38,759	10,898,643
Cadence Design Systems, Inc.A	101,000	18,821,350
Coupa Software, Inc.A	22,337	3,530,363
DocuSign, Inc.A	33,758	5,141,681
Dropbox, Inc., Class AA	180,224	4,422,697
Envestnet, Inc.A	91,770	7,281,032
Five9, Inc.A	52,367	7,191,037
Fortinet, Inc.A	40,170	14,437,098
Guidewire Software, Inc.A	62,763	7,125,483
Mandiant, Inc.A	342,327	6,004,416
Manhattan Associates, Inc.A	51,084	7,943,051
Nice Ltd., ADRA B	22,077	6,702,577
Palo Alto Networks, Inc.A	24,770	13,790,945
PTC, Inc.A	58,016	7,028,638
RingCentral, Inc., Class AA	26,571	4,978,077
Splunk, Inc.A	40,435	4,679,138
Tyler Technologies, Inc.A	19,637	10,563,724
Unity Software, Inc.A	43,513	6,221,924

		158,754,259

Total Information Technology		252,367,638

Total Common Stocks (Cost $517,279,944)		770,027,748

SHORT-TERM INVESTMENTS - 1.02% (Cost $7,961,825)

Investment Companies - 1.02%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	7,961,825	7,961,825

TOTAL INVESTMENTS - 100.03% (Cost $525,241,769)		777,989,573
LIABILITIES, NET OF OTHER ASSETS - (0.03%)		(253,877)

TOTAL NET ASSETS - 100.00%		$777,735,696

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2021 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

See accompanying notes

17

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2021, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$770,027,748	$-	$-	$770,027,748
Short-Term Investments	7,961,825	-	-	7,961,825

Total Investments in Securities - Assets	$777,989,573	$-	$-	$777,989,573

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

18

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.81%

Communication Services - 0.82%

Interactive Media & Services - 0.82%
Angi, Inc., Class AA	393,699	$3,625,968

Consumer Discretionary - 12.13%

Auto Components - 0.86%
Fox Factory Holding Corp.A	22,474	3,822,828

Diversified Consumer Services - 0.88%
Bright Horizons Family Solutions, Inc.A	31,098	3,914,616

Hotels, Restaurants & Leisure - 4.01%
NEOGAMES SAA	74,785	2,077,527
Papa John’s International, Inc.	58,539	7,813,200
Wingstop, Inc.	46,002	7,949,146

		17,839,873

Household Durables - 0.40%
Traeger, Inc.A	146,715	1,784,054

Internet & Direct Marketing Retail - 1.88%
aka Brands Holding Corp.A	363,961	3,366,640
Revolve Group, Inc.A	89,454	5,013,002

		8,379,642

Leisure Products - 0.79%
YETI Holdings, Inc.A	42,300	3,503,709

Multiline Retail - 0.89%
Ollie’s Bargain Outlet Holdings, Inc.A B	76,944	3,938,763

Specialty Retail - 2.42%
Floor & Decor Holdings, Inc., Class AA	41,761	5,429,347
Leslie’s, Inc.A	224,695	5,316,284

		10,745,631

Total Consumer Discretionary		53,929,116

Consumer Staples - 5.52%

Beverages - 1.95%
MGP Ingredients, Inc.	101,885	8,659,206

Food & Staples Retailing - 1.28%
Chefs’ Warehouse, Inc.A	171,476	5,710,151

Food Products - 1.53%
Limoneira Co.	150,863	2,262,945
Mission Produce, Inc.A	290,479	4,560,521

		6,823,466

Personal Products - 0.76%
BellRing Brands, Inc., Class AA	117,755	3,359,550

Total Consumer Staples		24,552,373

See accompanying notes

19

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.81% (continued)

Energy - 1.72%

Oil, Gas & Consumable Fuels - 1.72%
Magnolia Oil & Gas Corp., Class A	155,728	$2,938,587
Viper Energy Partners LP	221,403	4,718,098

		7,656,685

Total Energy		7,656,685

Financials - 8.68%

Banks - 1.30%
Silvergate Capital Corp., Class AA	39,037	5,785,283

Capital Markets - 2.18%
MarketAxess Holdings, Inc.	6,966	2,864,907
Open Lending Corp., Class AA	55,157	1,239,929
Piper Sandler Companies	31,369	5,599,680

		9,704,516

Consumer Finance - 3.48%
Encore Capital Group, Inc.A B	40,901	2,540,361
PRA Group, Inc.A	133,983	6,727,287
PROG Holdings, Inc.	136,799	6,171,003

		15,438,651

Insurance - 1.72%
Palomar Holdings, Inc.A	63,897	4,138,609
Ryan Specialty Group Holdings, Inc., Class AA	86,735	3,499,757

		7,638,366

Total Financials		38,566,816

Health Care - 22.58%

Biotechnology - 3.04%
Exelixis, Inc.A	237,759	4,346,235
Halozyme Therapeutics, Inc.A	97,797	3,932,417
Ligand Pharmaceuticals, Inc.A	33,916	5,238,665

		13,517,317

Health Care Equipment & Supplies - 5.33%
BioLife Solutions, Inc.A	43,613	1,625,456
Insulet Corp.A	9,811	2,610,413
iRhythm Technologies, Inc.A	26,785	3,152,327
Neogen Corp.A	94,880	4,308,501
NuVasive, Inc.A	53,191	2,791,464
Tandem Diabetes Care, Inc.A	61,235	9,217,092

		23,705,253

Health Care Providers & Services - 2.18%
Acadia Healthcare Co., Inc.A	100,832	6,120,503
HealthEquity, Inc.A	80,910	3,579,458

		9,699,961

Health Care Technology - 3.07%
HealthStream, Inc.A	99,945	2,634,550
Omnicell, Inc.A	50,975	9,197,929
Schrodinger, Inc.A	52,207	1,818,370

		13,650,849

See accompanying notes

20

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.81% (continued)

Health Care - 22.58% (continued)

Life Sciences Tools & Services - 7.03%
Alpha Teknova, Inc.A	73,016	$1,495,368
Bio-Techne Corp.	11,759	6,083,401
ICON PLCA	29,288	9,070,493
Medpace Holdings, Inc.A	14,703	3,199,961
Repligen Corp.A	32,821	8,692,314
Syneos Health, Inc.A	26,121	2,682,104

		31,223,641

Pharmaceuticals - 1.93%
Pacira BioSciences, Inc.A	81,793	4,921,485
Supernus Pharmaceuticals, Inc.A	125,417	3,657,159

		8,578,644

Total Health Care		100,375,665

Industrials - 16.99%

Aerospace & Defense - 3.60%
AeroVironment, Inc.A	50,551	3,135,679
Axon Enterprise, Inc.A	36,649	5,753,893
HEICO Corp., Class A	32,526	4,180,241
Kratos Defense & Security Solutions, Inc.A	150,265	2,915,141

		15,984,954

Air Freight & Logistics - 1.18%
Hub Group, Inc., Class AA	62,436	5,259,609

Building Products - 2.71%
AZEK Co., Inc.A	86,783	4,012,846
Trex Co., Inc.A	59,394	8,019,972

		12,032,818

Commercial Services & Supplies - 1.42%
Montrose Environmental Group, Inc.A	89,556	6,314,593

Construction & Engineering - 1.07%
Ameresco, Inc., Class AA	58,188	4,738,831

Machinery - 4.31%
Hydrofarm Holdings Group, Inc.A	64,250	1,817,633
Kornit Digital Ltd.A	59,596	9,073,491
Lindsay Corp.	21,495	3,267,240
RBC Bearings, Inc.A	24,764	5,001,585

		19,159,949

Professional Services - 0.68%
ICF International, Inc.	29,482	3,023,379

Trading Companies & Distributors - 2.02%
SiteOne Landscape Supply, Inc.A	37,108	8,990,526

Total Industrials		75,504,659

Information Technology - 30.30%

Electronic Equipment, Instruments & Components - 2.52%
Cognex Corp.	41,832	3,252,856
National Instruments Corp.	84,315	3,682,036
nLight, Inc.A	177,085	4,241,186

		11,176,078

See accompanying notes

21

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2021

	Shares	Fair Value

COMMON STOCKS - 99.81% (continued)

Information Technology - 30.30% (continued)

IT Services - 3.80%
Globant SAA	29,850	$9,375,587
Maximus, Inc.	52,525	4,184,667
WEX, Inc.A	23,614	3,315,169

		16,875,423

Semiconductors & Semiconductor Equipment - 7.04%
Ambarella, Inc.A	9,010	1,828,039
Azenta, Inc.	48,913	5,043,419
Lattice Semiconductor Corp.A	29,583	2,279,666
Onto Innovation, Inc.A	43,783	4,432,153
Power Integrations, Inc.	43,965	4,083,909
Semtech Corp.A	78,469	6,978,248
Silicon Laboratories, Inc.A	32,229	6,652,710

		31,298,144

Software - 16.94%
8x8, Inc.A	122,815	2,058,379
Aspen Technology, Inc.A	18,188	2,768,214
CyberArk Software Ltd.A	41,563	7,202,037
Descartes Systems Group, Inc.A	26,059	2,154,558
Envestnet, Inc.A	77,892	6,179,951
GTY Technology Holdings, Inc.A	314,660	2,108,222
Guidewire Software, Inc.A	14,583	1,655,608
Mandiant, Inc.A	275,986	4,840,794
Manhattan Associates, Inc.A	57,487	8,938,654
Mimecast Ltd.A	33,254	2,646,021
Ping Identity Holding Corp.A	108,007	2,471,200
PROS Holdings, Inc.A	110,619	3,815,249
Q2 Holdings, Inc.A	46,779	3,716,124
Qualys, Inc.A	31,917	4,379,651
Rapid7, Inc.A	47,437	5,582,860
SPS Commerce, Inc.A	52,291	7,443,624
Tyler Technologies, Inc.A	4,581	2,464,349
Varonis Systems, Inc.A	100,179	4,886,732

		75,312,227

Total Information Technology		134,661,872

Materials - 1.07%

Chemicals - 1.07%
Balchem Corp.	28,169	4,749,294

Total Common Stocks (Cost $237,480,814)		443,622,448

SHORT-TERM INVESTMENTS - 0.61% (Cost $2,727,123)

Investment Companies - 0.61%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	2,727,123	2,727,123

TOTAL INVESTMENTS - 100.42% (Cost $240,207,937)		446,349,571
LIABILITIES, NET OF OTHER ASSETS - (0.42%)		(1,856,178)

TOTAL NET ASSETS - 100.00%		$444,493,393

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2021 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

See accompanying notes

22

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2021

LP - Limited Partnership.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2021, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$443,622,448	$-	$-	$443,622,448
Short-Term Investments	2,727,123	-	-	2,727,123

Total Investments in Securities - Assets	$446,349,571	$-	$-	$446,349,571

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

23

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2021

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$770,027,748	$443,622,448
Investments in affiliated securities, at fair value‡	7,961,825	2,727,123
Cash	318	370
Dividends and interest receivable	117,443	34,887
Receivable for fund shares sold	2,719,940	248,796
Receivable for expense reimbursement (Note 2)	40,107	20,359
Prepaid expenses	30,411	42,965

Total assets	780,897,792	446,696,948

Liabilities:
Payable for investments purchased	–	91,926
Payable for fund shares redeemed	2,481,664	1,626,893
Management and sub-advisory fees payable (Note 2)	517,512	341,150
Service fees payable (Note 2)	7,959	26,541
Transfer agent fees payable (Note 2)	15,757	7,586
Custody and fund accounting fees payable	50,564	40,854
Professional fees payable	45,774	43,654
Payable for prospectus and shareholder reports	35,678	19,431
Other liabilities	7,188	5,520

Total liabilities	3,162,096	2,203,555

Net assets	$777,735,696	$444,493,393

Analysis of net assets:
Paid-in-capital	$514,427,349	$228,196,649
Total distributable earnings (deficits)A	263,308,347	216,296,744

Net assets	$777,735,696	$444,493,393

See accompanying notes

24

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2021

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	15,331,040	15,324,826

Y Class	2,100,135	3,095,353

Investor Class	523,301	5,075,884

A Class	229,673	474,036

C Class	102,022	43,839

R6 Class	1,394,483	1,173,148

Net assets:
R5 Class	$611,720,453	$280,613,603

Y Class	$82,970,930	$55,841,696

Investor Class	$16,964,278	$78,747,464

A Class	$7,400,729	$7,203,359

C Class	$2,977,572	$566,124

R6 Class	$55,701,734	$21,521,147

Net asset value, offering and redemption price per share:
R5 Class	$39.90	$18.31

Y Class	$39.51	$18.04

Investor Class	$32.42	$15.51

A Class	$32.22	$15.20

A Class (offering price)	$34.19	$16.13

C Class	$29.19	$12.91

R6 Class	$39.94	$18.34

† Cost of investments in unaffiliated securities	$517,279,944	$237,480,814
‡ Cost of investments in affiliated securities	$7,961,825	$2,727,123
§ Fair value of securities on loan	$10,855,793	$2,448,759

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

25

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2021

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$2,616,549	$833,666
Dividend income from affiliated securities (Note 2)	944	732
Income derived from securities lending (Note 8)	14,608	25,333

Total investment income	2,632,101	859,731

Expenses:
Management and sub-advisory fees (Note 2)	5,949,160	4,057,728
Transfer agent fees:
R5 Class (Note 2)	92,591	68,182
Y Class (Note 2)	82,263	52,459
Investor Class	2,305	4,523
A Class	455	458
C Class	276	81
R6 Class	1,714	368
Custody and fund accounting fees	91,987	69,156
Professional fees	95,032	80,547
Registration fees and expenses	124,606	95,146
Service fees (Note 2):
Investor Class	42,394	256,251
A Class	–	4,474
C Class	1,898	657
Distribution fees (Note 2):
A Class	19,502	17,650
C Class	29,454	6,384
Prospectus and shareholder report expenses	58,838	27,661
Trustee fees (Note 2)	50,016	29,372
Loan expense (Note 9)	3,936	2,506
Other expenses	152,142	79,860

Total expenses	6,798,569	4,853,463

Net fees waived and expenses (reimbursed) (Note 2)	(60,198)	(206,061)

Net expenses	6,738,371	4,647,402

Net investment (loss)	(4,106,270)	(3,787,671)

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	55,417,923	83,083,093
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	35,579,930	(21,463,461)

Net gain from investments	90,997,853	61,619,632

Net increase in net assets resulting from operations	$86,891,583	$57,831,961

† Foreign taxes	$12,998	$–

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

26

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(4,106,270)	$(2,166,131)	$(3,787,671)	$(2,907,218)
Net realized gain from investments in unaffiliated securities	55,417,923	11,253,224	83,083,093	51,889,194
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	35,579,930	149,332,454	(21,463,461)	67,775,468

Net increase in net assets resulting from operations	86,891,583	158,419,547	57,831,961	116,757,444

Distributions to shareholders:
Total retained earnings:
R5 Class	(35,903,414)	(5,534,575)	(48,200,672)	(24,212,368)
Y Class	(4,933,630)	(823,490)	(9,740,825)	(5,438,426)
Investor Class	(1,192,798)	(245,834)	(15,364,561)	(8,061,059)
A Class	(514,914)	(117,516)	(1,415,395)	(688,632)
C Class	(231,787)	(47,791)	(129,727)	(78,788)
R6 Class	(3,068,283)	(426,238)	(3,598,004)	(1,546,235)

Net distributions to shareholders	(45,844,826)	(7,195,444)	(78,449,184)	(40,025,508)

Capital share transactions (Note 10):
Proceeds from sales of shares	278,153,892	221,967,584	82,416,657	77,363,934
Reinvestment of dividends and distributions	27,287,971	4,600,565	75,121,961	38,026,150
Cost of shares redeemed	(179,888,403)	(116,912,065)	(115,642,463)	(150,423,464)

Net increase (decrease) in net assets from capital share transactions	125,553,460	109,656,084	41,896,155	(35,033,380)

Net increase in net assets	166,600,217	260,880,187	21,278,932	41,698,556

Net assets:
Beginning of year	611,135,479	350,255,292	423,214,461	381,515,905

End of year	$777,735,696	$611,135,479	$444,493,393	$423,214,461

See accompanying notes

27

American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of December 31, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

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Class	Eligible Investors	Minimum Initial Investments

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s

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Notes to Financial Statements

December 31, 2021

Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

Stephens Mid-Cap Growth

All assets	0.45%

Stephens Small Cap Growth

First $200 million	0.60%
Over $200 million	0.55%

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2021 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,600,172
Sub-Advisor Fees	0.45%	3,348,988

Total	0.80%	$5,949,160

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Notes to Financial Statements

December 31, 2021

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,538,110
Sub-Advisor Fees	0.57%	2,519,618

Total	0.92%	$4,057,728

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the year ended December 31, 2021, the Manager received securities lending fees of $1,658 and $1,936 for the securities lending activities of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$152,217
Stephens Small Cap Growth	113,982

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Notes to Financial Statements

December 31, 2021

As of December 31, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$13,404
Stephens Small Cap Growth	10,856

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a December 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2021 Fair Value
U.S. Government Money Market Select	Direct	Stephens Mid-Cap Growth	$7,961,825	$-	$-	$944	$7,961,825
U.S. Government Money Market Select	Direct	Stephens Small Cap Growth	2,727,123	-	-	732	2,727,123

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2021, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Stephens Mid-Cap Growth	$11,821	$274	$12,095
Stephens Small Cap Growth	7,154	461	7,615

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2021, the Stephens Mid-Cap Growth Fund borrowed on average $1,570,526 for 10 days at an average interest rate of 0.82% with interest charges of $353 and the Stephens Small Cap Growth Fund borrowed on average $924,347 for 10 days at an average interest rate of 0.84% with interest charges of $212. These amounts are recorded as “Other expenses” in the Statements of Operations.

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Notes to Financial Statements

December 31, 2021

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through April 30, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended December 31, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	1/1/2021 - 4/30/2021	5/1/2021 – 12/31/2021	Reimbursed Expenses	(Recouped) Expenses
Stephens Mid-Cap Growth	R5	0.89%	0.89%	$34,983	$(74,356	)*	2024
Stephens Mid-Cap Growth	Y	0.95%	0.95%	17,640	-		2024
Stephens Mid-Cap Growth	Investor	1.22%	1.15%	-	(640	)*	2024
Stephens Mid-Cap Growth***	A	1.21%	1.20%	-	(1,562	)*	2024
Stephens Mid-Cap Growth	C	1.94%	1.94%	1,263	(1,225	)*	2024
Stephens Mid-Cap Growth	R6	0.84%	0.88%	5,624	(4,769	)*	2024
Stephens Small Cap Growth	R5	0.99%	0.99%	121,500	(11,288	)**	2024
Stephens Small Cap Growth	Y	1.05%	1.05%	25,886	-		2024
Stephens Small Cap Growth	Investor	1.30%	1.30%	40,597	(14,331	)**	2024
Stephens Small Cap Growth	A	1.28%	1.28%	6,714	(4,124	)**	2024
Stephens Small Cap Growth	C	2.06%	2.06%	1,139	(1,001	)**	2024
Stephens Small Cap Growth	R6	0.95%	0.96%	10,225	-		2024

*	Of these amounts, $81,883 represents Recouped Expenses from prior fiscal years and are reflected in Other expenses on the Statements of Operations.
**	Of these amounts, $29,890 represents Recouped Expenses from prior fiscal years and are reflected in Other expenses on the Statements of Operations.
***	Includes voluntarily reimbursed service fees in the amount of $688 for the Stephens Mid-Cap Growth Fund. These fees are not subject to recoupment.

Of the above amounts, $40,107 and $20,359 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at December 31, 2021 for the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$74,356	$-	$18,963	2021
Stephens Mid-Cap Growth	5,857	138,509	-	2022
Stephens Mid-Cap Growth	1,670	83,047	-	2023
Stephens Small Cap Growth	11,774	6,151	-	2022
Stephens Small Cap Growth	18,116	211,158	-	2023

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2021, RID collected $2,542 and $1,209 for the Class A Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

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Notes to Financial Statements

December 31, 2021

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2021, there were no CDSC fees collected for the Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2021, CDSC fees of $229 and $100 were collected for the Class C Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

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Notes to Financial Statements

December 31, 2021

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected

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Notes to Financial Statements

December 31, 2021

foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Funds may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount a Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”), depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real

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Notes to Financial Statements

December 31, 2021

estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial

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December 31, 2021

markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the information technology sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity.

6. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The tax character of distributions paid were as follows:

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Distributions paid from:
Long-term capital gains*
R5 Class	$35,903,414	$5,534,575	$48,200,672	$24,212,368
Y Class	4,933,630	823,490	9,740,825	5,438,426
Investor Class	1,192,798	245,834	15,364,561	8,061,059
A Class	514,914	117,516	1,415,395	688,632
C Class	231,787	47,791	129,727	78,788
R6 Class	3,068,283	426,238	3,598,004	1,546,235

Total distributions paid	$45,844,826	$7,195,444	$78,449,184	$40,025,508

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$526,382,309	$261,796,594	$(10,189,330)	$251,607,264
Stephens Small Cap Growth	242,057,842	213,222,140	(8,930,411)	204,291,729

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Stephens Mid-Cap Growth	$251,607,264	$-	$13,207,728	$(1,506,645)	$-	$263,308,347
Stephens Small Cap Growth	204,291,729	2,672	12,002,343	-	-	216,296,744

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the tax deferral of post-October capital losses.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from non-utilization of net operating losses as of December 31, 2021:

Fund	Paid-In-Capital	Distributable Earnings/ (Deficits)
Stephens Mid-Cap Growth	$(1,949,878)	$1,949,878
Stephens Small Cap Growth	-	-

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

During the year ended December 31, 2021, the Funds did not have any capital loss carryforwards.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, December 31, 2021. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, December 31, 2021. For the period ending December 31, 2021, Stephens Mid-Cap Growth deferred $1,506,645 short-term capital loss to January 1, 2022.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$282,728,926	$199,223,337
Stephens Small Cap Growth	120,543,300	155,502,402

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2021 were as follows:

Fund	Type of Transaction	December 31, 2020 Shares/Fair Value	Purchases	Sales	December 31, 2021 Shares/Fair Value
Stephens Mid-Cap Growth	Direct	$22,209,703	$214,822,228	$229,070,106	$7,961,825
Stephens Mid-Cap Growth	Securities Lending	1,154,190	13,188,106	14,342,296	-
Stephens Small Cap Growth	Direct	3,370,450	79,666,194	80,309,521	2,727,123
Stephens Small Cap Growth	Securities Lending	573,716	7,021,033	7,594,749	-

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$10,855,793	$-	$11,211,642	$11,211,642
Stephens Small Cap Growth	2,448,759	-	2,426,312	2,426,312

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2021, the Funds did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended December 31,
	2021		2020
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	5,801,352	$228,110,298	5,617,954	$166,249,719
Reinvestment of dividends	452,384	17,805,838	80,608	3,041,338
Shares redeemed	(3,562,517)	(143,371,174)	(3,298,052)	(92,821,944)

Net increase in shares outstanding	2,691,219	$102,544,962	2,400,510	$76,469,113

	Y Class
	Year Ended December 31,
	2021		2020
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	569,170	$22,212,416	1,121,635	$34,246,597
Reinvestment of dividends	121,659	4,741,069	20,660	772,688
Shares redeemed	(441,968)	(17,308,176)	(424,235)	(12,189,092)

Net increase in shares outstanding	248,861	$9,645,309	718,060	$22,830,193

	Investor Class
	Year Ended December 31,
	2021		2020
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	75,821	$2,425,074	97,711	$2,386,694
Reinvestment of dividends	29,031	928,402	6,321	196,886
Shares redeemed	(134,847)	(4,332,549)	(206,994)	(4,482,169)

Net (decrease) in shares outstanding	(29,995)	$(979,073)	(102,962)	$(1,898,589)

	A Class
	Year Ended December 31,
	2021		2020
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	22,100	$718,332	23,604	$571,957
Reinvestment of dividends	16,167	513,934	3,743	115,930
Shares redeemed	(72,739)	(2,390,878)	(51,508)	(1,074,309)

Net (decrease) in shares outstanding	(34,472)	$(1,158,612)	(24,161)	$(386,422)

	C Class
	Year Ended December 31,
	2021		2020
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	13,954	$424,290	25,291	$559,570
Reinvestment of dividends	8,002	230,445	1,667	47,485
Shares redeemed	(29,217)	(856,963)	(71,151)	(1,526,362)

Net (decrease) in shares outstanding	(7,261)	$(202,228)	(44,193)	$(919,307)

	R6 Class
	Year Ended December 31,
	2021		2020
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	616,251	$24,263,482	515,407	$17,953,047
Reinvestment of dividends	77,875	3,068,283	11,288	426,238
Shares redeemed	(290,953)	(11,628,663)	(163,648)	(4,818,189)

Net increase in shares outstanding	403,173	$15,703,102	363,047	$13,561,096

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2021

	R5 Class
	Year Ended December 31,
	2021		2020
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,620,716	$54,758,727	3,329,875	$49,093,988
Reinvestment of dividends	2,499,098	45,183,694	1,149,562	22,278,506
Shares redeemed	(3,386,664)	(69,375,236)	(6,761,864)	(104,135,516)

Net increase (decrease) in shares outstanding	1,733,150	$30,567,185	(2,282,427)	$(32,763,022)

	Y Class
	Year Ended December 31,
	2021		2020
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	590,953	$12,386,889	770,192	$10,988,055
Reinvestment of dividends	546,138	9,732,183	283,599	5,433,756
Shares redeemed	(1,104,555)	(22,328,607)	(1,893,741)	(27,731,637)

Net increase (decrease) in shares outstanding	32,536	$(209,535)	(839,950)	$(11,309,826)

	Investor Class
	Year Ended December 31,
	2021		2020
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	634,552	$11,525,869	773,434	$11,261,475
Reinvestment of dividends	984,371	15,080,561	471,643	8,008,499
Shares redeemed	(1,200,101)	(21,603,622)	(1,245,153)	(16,983,024)

Net increase (decrease) in shares outstanding	418,822	$5,002,808	(76)	$2,286,950

	A Class
	Year Ended December 31,
	2021		2020
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	18,481	$323,049	26,408	$385,838
Reinvestment of dividends	93,124	1,397,792	40,765	680,366
Shares redeemed	(33,761)	(597,978)	(34,197)	(498,089)

Net increase in shares outstanding	77,844	$1,122,863	32,976	$568,115

	C Class
	Year Ended December 31,
	2021		2020
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,959	$46,299	4,754	$62,250
Reinvestment of dividends	9,865	129,727	5,352	78,788
Shares redeemed	(15,117)	(236,046)	(30,515)	(375,121)

Net (decrease) in shares outstanding	(2,293)	$(60,020)	(20,409)	$(234,083)

	R6 Class
	Year Ended December 31,
	2021		2020
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	163,626	$3,375,824	313,602	$5,572,328
Reinvestment of dividends	198,565	3,598,004	79,662	1,546,235
Shares redeemed	(71,914)	(1,500,974)	(38,372)	(700,077)

Net increase in shares outstanding	290,277	$5,472,854	354,892	$6,418,486

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

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American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2021	2020	2019		2018		2017

Net asset value, beginning of period	$37.67	$27.17	$21.23		$22.45		$18.29

Income (loss) from investment operations:
Net investment (loss)	(0.14)	(0.07)	(0.12	)B	(0.12	)B	(0.07)
Net gains on investments (both realized and unrealized)	4.80	11.02	6.87		0.57		5.26

Total income (loss) from investment operations	4.66	10.95	6.75		0.45		5.19

Less distributions:
Dividends from net investment income	-	-	-		-		-
Distributions from net realized gains	(2.43)	(0.45)	(0.81)		(1.67)		(1.03)

Total distributions	(2.43)	(0.45)	(0.81)		(1.67)		(1.03)

Net asset value, end of period	$39.90	$37.67	$27.17		$21.23		$22.45

Total returnC	12.46%	40.30%	31.79%		2.20%		28.38%

Ratios and supplemental data:
Net assets, end of period	$611,720,453	$476,150,642	$278,175,115		$74,603,963		$60,933,913
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.90%	0.91%	0.96%		1.04%		1.07%
Expenses, net of reimbursements and/or recoupmentsD	0.89%	0.89%	0.89%		0.94	%E	0.99%
Net investment (loss), before expense reimbursements and/or recoupments	(0.54)%	(0.52)%	(0.52)%		(0.60)%		(0.36)%
Net investment (loss), net of reimbursements and/or recoupments	(0.53)%	(0.50)%	(0.45)%		(0.50)%		(0.28)%
Portfolio turnover rate	28%	22%	15%		38%		24%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

46

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2021	2020	2019		2018		2017

Net asset value, beginning of period	$37.34	$26.95	$21.09		$22.34		$18.22

Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.04)	(0.14	)A	(0.15	)A	0.12
Net gains on investments (both realized and unrealized)	4.80	10.88	6.81		0.57		5.03

Total income (loss) from investment operations	4.60	10.84	6.67		0.42		5.15

Less distributions:
Dividends from net investment income	-	-	-		-		-
Distributions from net realized gains	(2.43)	(0.45)	(0.81)		(1.67)		(1.03)

Total distributions	(2.43)	(0.45)	(0.81)		(1.67)		(1.03)

Net asset value, end of period	$39.51	$37.34	$26.95		$21.09		$22.34

Total returnB	12.41%	40.22%	31.62%		2.08%		28.27%

Ratios and supplemental data:
Net assets, end of period	$82,970,930	$69,132,838	$30,544,300		$10,252,661		$5,639,207
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.97%	1.00%	1.01%		1.08%		1.11%
Expenses, net of reimbursements and/or recoupmentsC	0.95%	0.96%	0.99%		1.03	%D	1.09%
Net investment (loss), before expense reimbursements and/or recoupments	(0.64)%	(0.61)%	(0.57)%		(0.64)%		(0.42)%
Net investment (loss), net of reimbursements and/or recoupments	(0.62)%	(0.57)%	(0.55)%		(0.59)%		(0.40)%
Portfolio turnover rate	28%	22%	15%		38%		24%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

47

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of period	$31.09	$22.56	$17.80	$19.15		$15.77

Income (loss) from investment operations:
Net investment (loss)	(0.41)	(0.61)	(0.55)	(0.12)		(0.21)
Net gains on investments (both realized and unrealized)	4.17	9.59	6.12	0.44		4.62

Total income (loss) from investment operations	3.76	8.98	5.57	0.32		4.41

Less distributions:
Dividends from net investment income	-	-	-	-		-
Distributions from net realized gains	(2.43)	(0.45)	(0.81)	(1.67)		(1.03)

Total distributions	(2.43)	(0.45)	(0.81)	(1.67)		(1.03)

Net asset value, end of period	$32.42	$31.09	$22.56	$17.80		$19.15

Total returnA	12.20%	39.80%	31.28%	1.91%		27.97%

Ratios and supplemental data:
Net assets, end of period	$16,964,278	$17,203,402	$14,802,058	$14,330,547		$14,749,984
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.14%	1.23%	1.28%	1.28%		1.29%
Expenses, net of reimbursements and/or recoupmentsB	1.14%	1.23%	1.25%	1.25	%C	1.29%
Net investment (loss), before expense reimbursements and/or recoupments	(0.79)%	(0.85)%	(0.84)%	(0.86)%		(0.58)%
Net investment (loss), net of reimbursements and/or recoupments	(0.79)%	(0.85)%	(0.81)%	(0.83)%		(0.58)%
Portfolio turnover rate	28%	22%	15%	38%		24%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

48

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of period	$30.92	$22.43	$17.71	$19.08		$15.72

Income (loss) from investment operations:
Net investment (loss)	(0.80)	(0.49)	(1.94)	(0.24)		(0.28)
Net gains on investments (both realized and unrealized)	4.53	9.43	7.47	0.54		4.67

Total income (loss) from investment operations	3.73	8.94	5.53	0.30		4.39

Less distributions:
Dividends from net investment income	-	-	-	-		-
Distributions from net realized gains	(2.43)	(0.45)	(0.81)	(1.67)		(1.03)

Total distributions	(2.43)	(0.45)	(0.81)	(1.67)		(1.03)

Net asset value, end of period	$32.22	$30.92	$22.43	$17.71		$19.08

Total returnA	12.17%	39.85%	31.22%	1.81%		27.93%

Ratios and supplemental data:
Net assets, end of period	$7,400,729	$8,166,847	$6,467,469	$12,293,695		$13,854,727
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.14%	1.24%	1.27%	1.33%		1.39%
Expenses, net of reimbursements and/or recoupmentsB	1.13%	1.23%	1.29%	1.31	%C	1.39%
Net investment (loss), before expense reimbursements and/or recoupments	(0.75)%	(0.86)%	(0.84)%	(0.91)%		(0.67)%
Net investment (loss), net of reimbursements and/or recoupments	(0.74)%	(0.85)%	(0.86)%	(0.89)%		(0.67)%
Portfolio turnover rate	28%	22%	15%	38%		24%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

49

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of period	$28.44	$20.81	$16.59	$18.11		$15.08

Income (loss) from investment operations:
Net investment (loss)	(0.63)	(0.94)	(0.25)	(0.33	)A	(0.11)
Net gains on investments (both realized and unrealized)	3.81	9.02	5.28	0.48		4.17

Total income (loss) from investment operations	3.18	8.08	5.03	0.15		4.06

Less distributions:
Dividends from net investment income	-	-	-	-		-
Distributions from net realized gains	(2.43)	(0.45)	(0.81)	(1.67)		(1.03)

Total distributions	(2.43)	(0.45)	(0.81)	(1.67)		(1.03)

Net asset value, end of period	$29.19	$28.44	$20.81	$16.59		$18.11

Total returnB	11.29%	38.82%	30.31%	1.07%		26.93%

Ratios and supplemental data:
Net assets, end of period	$2,977,572	$3,107,948	$3,193,238	$2,414,400		$1,862,472
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.98%	1.96%	2.00%	2.07%		2.11%
Expenses, net of reimbursements and/or recoupmentsC	1.94%	1.94%	2.01%	2.06	%D	2.11%
Net investment (loss), before expense reimbursements and/or recoupments	(1.65)%	(1.57)%	(1.56)%	(1.64)%		(1.40)%
Net investment (loss), net of reimbursements and/or recoupments	(1.61)%	(1.55)%	(1.57)%	(1.63)%		(1.39)%
Portfolio turnover rate	28%	22%	15%	38%		24%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

50

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,			December 31, 2018A to December 31,
	2021	2020	2019	2018

Net asset value, beginning of period	$37.70	$27.18	$21.23	$21.23

Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.06)	(0.05)	-
Net gains on investments (both realized and unrealized)	4.81	11.03	6.81	-

Total income from investment operations	4.67	10.97	6.76	-

Less distributions:
Dividends from net investment income	-	-	-	-
Distributions from net realized gains	(2.43)	(0.45)	(0.81)	-

Total distributions	(2.43)	(0.45)	(0.81)	-

Net asset value, end of period	$39.94	$37.70	$27.18	$21.23

Total returnB	12.47%	40.36%	31.84%	0.00%

Ratios and supplemental data:
Net assets, end of period	$55,701,734	$37,373,802	$17,073,112	$100,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.88%	0.90%	0.92%	0.00%
Expenses, net of reimbursements and/or recoupmentsC	0.87%	0.84%	0.84%	0.00%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.50)%	(0.49)%	(0.50)%	0.00%
Net investment income (loss), net of reimbursements and/or recoupments	(0.49)%	(0.43)%	(0.42)%	0.00%
Portfolio turnover rate	28%	22%	15%	38	%D

A	Class launched on December 31, 2018 and commenced operations on January 2, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Not annualized.

See accompanying notes

51

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$19.27		$15.40		$13.83		$19.01		$16.45

Income (loss) from investment operations:
Net investment (loss)	(0.17	)B	(0.31	)C	(0.26)		(0.33	)D	(0.23)
Net gains on investments (both realized and unrealized)	2.89		6.11		3.44		0.80		3.44

Total income (loss) from investment operations	2.72		5.80		3.18		0.47		3.21

Less distributions:
Dividends from net investment income	-		-		-		-		-
Distributions from net realized gains	(3.68)		(1.93)		(1.61)		(5.65)		(0.65)
Tax return of capital	-		-		-		-		0.00	E

Total distributions	(3.68)		(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$18.31		$19.27		$15.40		$13.83		$19.01

Total returnF	14.34%		37.56%		22.92%		3.26%		19.52%

Ratios and supplemental data:
Net assets, end of period	$280,613,603		$261,976,294		$244,394,530		$246,845,478		$433,520,624
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.04%		1.05%		1.08%		1.09%		1.08%
Expenses, net of reimbursements and/or recoupmentsG	0.99%		0.99%		1.08	%H	1.09%		1.08%
Net investment (loss), before expense reimbursements and/or recoupments	(0.86)%		(0.82)%		(0.83)%		(0.76)%		(0.79)%
Net investment (loss), net of reimbursements and/or recoupments	(0.81)%		(0.76)%		(0.83)%		(0.76)%		(0.79)%
Portfolio turnover rate	28%		18%		20%		16%		22%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0083.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.36).
E	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

52

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2021	2020		2019		2018		2017

Net asset value, beginning of period	$19.05	$15.24		$13.72		$18.91		$16.38

Income (loss) from investment operations:
Net investment (loss)	(0.13)	(0.56	)A	(0.14	)B	(0.49	)C	(0.28)
Net gains on investments (both realized and unrealized)	2.80	6.30		3.27		0.95		3.46

Total income (loss) from investment operations	2.67	5.74		3.13		0.46		3.18

Less distributions:
Dividends from net investment income	-	-		-		-		-
Distributions from net realized gains	(3.68)	(1.93)		(1.61)		(5.65)		(0.65)
Tax return of capital	-	-		-		-		0.00	D

Total distributions	(3.68)	(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$18.04	$19.05		$15.24		$13.72		$18.91

Total returnE	14.23%	37.56%		22.74%		3.25%		19.42%

Ratios and supplemental data:
Net assets, end of period	$55,841,696	$58,341,053		$59,481,096		$46,998,050		$82,072,563
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.10%	1.12%		1.14%		1.15%		1.14%
Expenses, net of reimbursements and/or recoupmentsF	1.05%	1.06%		1.14	%G	1.15%		1.14%
Net investment (loss), before expense reimbursements	(0.88)%	(0.89)%		(0.89)%		(0.83)%		(0.85)%
Net investment (loss), net of reimbursements	(0.83)%	(0.83)%		(0.89)%		(0.83)%		(0.85)%
Portfolio turnover rate	28%	18%		20%		16%		22%

A	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0081.
B	Per share amounts have been calculated using the average shares method.
C	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.52).
D	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

53

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2021	2020		2019		2018		2017

Net asset value, beginning of period	$16.88	$13.70		$12.49		$17.77		$15.45

Income (loss) from investment operations:
Net investment (loss)	(0.04)	(0.14	)A	(0.17	)B	(0.21	)BC	(0.37)
Net gains on investments (both realized and unrealized)	2.35	5.25		2.99		0.58		3.34

Total income (loss) from investment operations	2.31	5.11		2.82		0.37		2.97

Less distributions:
Dividends from net investment income	-	-		-		-		-
Distributions from net realized gains	(3.68)	(1.93)		(1.61)		(5.65)		(0.65)
Tax return of capital	-	-		-		-		0.00	D

Total distributions	(3.68)	(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$15.51	$16.88		$13.70		$12.49		$17.77

Total returnE	13.93%	37.18%		22.49%		2.93%		19.23%

Ratios and supplemental data:
Net assets, end of period	$78,747,464	$78,610,201		$63,799,443		$52,359,859		$51,839,469
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.35%	1.39%		1.38%		1.38%		1.29%
Expenses, net of reimbursements and/or recoupmentsF	1.30%	1.31%		1.38	%G	1.38%		1.31%
Net investment (loss), before expense reimbursements and/or recoupments	(1.13)%	(1.15)%		(1.13)%		(1.05)%		(1.01)%
Net investment (loss), net of reimbursements and/or recoupments	(1.08)%	(1.07)%		(1.13)%		(1.05)%		(1.03)%
Portfolio turnover rate	28%	18%		20%		16%		22%

A	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0074.
B	Per share amounts have been calculated using the average shares method.
C	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24).
D	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

54

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$16.60		$13.49		$12.32		$17.59		$15.32

Income (loss) from investment operations:
Net investment (loss)	(0.19	)A	(0.15	)AB	(0.39)		(0.22	)AC	(0.62)
Net gains on investments (both realized and unrealized)	2.47		5.19		3.17		0.60		3.54

Total income (loss) from investment operations	2.28		5.04		2.78		0.38		2.92

Less distributions:
Dividends from net investment income	-		-		-		-		-
Distributions from net realized gains	(3.68)		(1.93)		(1.61)		(5.65)		(0.65)
Tax return of capital	-		-		-		-		0.00	D

Total distributions	(3.68)		(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$15.20		$16.60		$13.49		$12.32		$17.59

Total returnE	13.99%		37.25%		22.48%		3.03%		19.06%

Ratios and supplemental data:
Net assets, end of period	$7,203,359		$6,575,393		$4,899,301		$5,293,719		$5,553,261
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.38%		1.35%		1.37%		1.38%		1.40%
Expenses, net of reimbursements and/or recoupmentsF	1.28%		1.28%		1.37	%G	1.38%		1.40%
Net investment (loss), before expense reimbursements and/or recoupments	(1.18)%		(1.11)%		(1.12)%		(1.09)%		(1.11)%
Net investment (loss), net of reimbursements and/or recoupments	(1.08)%		(1.04)%		(1.12)%		(1.09)%		(1.11)%
Portfolio turnover rate	28%		18%		20%		16%		22%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0078.
C	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
D	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

55

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2021	2020		2019		2018		2017

Net asset value, beginning of period	$14.63	$12.15		$11.31		$16.74		$14.71

Income (loss) from investment operations:
Net investment income (loss)	(0.53)	(1.69	)A	(1.19)		(0.35	)BC	(1.25)
Net gains on investments (both realized and unrealized)	2.49	6.10		3.64		0.57		3.93

Total income (loss) from investment operations	1.96	4.41		2.45		0.22		2.68

Less distributions:
Dividends from net investment income	-	-		-		-		-
Distributions from net realized gains	(3.68)	(1.93)		(1.61)		(5.65)		(0.65)

Total distributions	(3.68)	(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$12.91	$14.63		$12.15		$11.31		$16.74

Total returnD	12.91%	36.16%		21.56%		2.19%		18.22%

Ratios and supplemental data:
Net assets, end of period	$566,124	$675,112		$808,661		$1,076,006		$977,321
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.24%	2.15%		2.17%		2.15%		2.14%
Expenses, net of reimbursements and/or recoupmentsE	2.06%	2.06%		2.14	%F	2.15%		2.14%
Net investment income (loss), before expense reimbursements and/or recoupments	(2.04)%	(1.93)%		(1.92)%		(1.84)%		(1.86)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.86)%	(1.84)%		(1.89)%		(1.84)%		(1.86)%
Portfolio turnover rate	28%	18%		20%		16%		22%

A	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0063.
B	Per share amounts have been calculated using the average shares method.
C	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.38).
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

56

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,			Year EndedA December 31,
	2021	2020		2019

Net asset value, beginning of period	$19.30	$15.40		$16.91

Income (loss) from investment operations:
Net investment (loss)	(0.11)	(0.08	)B	(0.01)
Net gains on investments (both realized and unrealized)	2.83	5.91		0.11

Total income from investment operations	2.72	5.83		0.10

Less distributions:
Dividends from net investment income	-	-		-
Distributions from net realized gains	(3.68)	(1.93)		(1.61)

Total distributions	(3.68)	(1.93)		(1.61)

Net asset value, end of period	$18.34	$19.30		$15.40

Total returnC	14.30%	37.76%		0.53	%D

Ratios and supplemental data:
Net assets, end of period	$21,521,147	$17,036,408		$8,132,874
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.01%	1.02%		1.41	%E
Expenses, net of reimbursements and/or recoupmentsF	0.96%	0.95%		0.96	%EG
Net investment (loss), before expense reimbursements and/or recoupments	(0.80)%	(0.76)%		(1.18	)%E
Net investment (loss), net of reimbursements and/or recoupments	(0.75)%	(0.69)%		(0.73	)%E
Portfolio turnover rate	28%	18%		20	%D

A	Class launched on April 30, 2019 and commenced operations on May 1, 2019 (Note 1).
B	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0084.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

57

American Beacon FundsSM

Federal Tax Information

December 31, 2021 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	0.00%

Qualified Dividend Income:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	0.00%

Long-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$45,844,826
Stephens Small Cap Growth	78,449,184

Short-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$0
Stephens Small Cap Growth	0

Shareholders received notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (67)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-2021); Director, National Investment Services of America, LLC (2019 – Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018- Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

65

American Beacon FundsSM

Privacy Policy

December 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/21

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$289,962	12/31/2020
$320,834	12/31/2021

(b)[1]
Audit Related Fees	Fiscal Year Ended
$0	12/31/2020
$0	12/31/2021

(c)[2]
Tax Fees	Fiscal Year Ended
$70,610	12/31/2020
$58,879	12/31/2021

(d)
All Other Fees	Fiscal Year Ended
$0	12/31/2020
$0	12/31/2021

[1]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include accounting consultations and consents, if applicable.

[2]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include federal and state tax reviews, excise tax reviews, and PFIC analysis reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ 70,610	$163,506	N/A	12/31/2020
$ 58,879	$273,503	N/A	12/31/2021

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM	7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM	9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12 DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1)	Filed herewith as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: March 7, 2022

By /s/ Sonia L. Bates
Sonia L. Bates
Treasurer
American Beacon Funds
Date: March 7, 2022